UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the registrant  ☒                             Filed by a party other than the registrant  ☐
Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☒	Definitive proxy statement

☐	Definitive additional materials

☐	Soliciting material pursuant to § 240.14a-12
BANNER CORPORATION
(Name of registrant as specified in its charter)
N/A
(Name of person(s) filing proxy statement, if other than the registrant)
Payment of filing fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2023

Proxy Statement

Dear

Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Banner Corporation, which will be held on Wednesday, May 24, 2023, at 10:00 a.m., Pacific Time. Our 2023 annual meeting of shareholders will be a virtual meeting conducted solely online via live webcast. There is no physical location for the annual meeting. The online meeting format will facilitate remote shareholder attendance and participation, including the ability to vote your shares electronically and submit questions during the meeting.

You can attend the meeting by visiting www.meetnow.global/MLDTADP. To participate in the annual meeting, registered shareholders will need the control number included on their proxy card and all other shareholders will need to follow the instructions that accompanied their proxy materials.

The Notice of Annual Meeting of Shareholders and Proxy Statement describe the formal business to be transacted at the meeting. Directors and officers of Banner Corporation, as well as a representative of Moss Adams LLP, our independent registered public accounting firm, will be available to respond to shareholder questions. We intend to answer questions pertinent to our business immediately following the formal meeting of shareholders.

It is important that your shares are represented at the meeting, whether or not you attend the meeting virtually and regardless of the number of shares you own. To make sure your shares are represented, we urge you to vote promptly. You may vote your shares via the Internet or a toll-free telephone number, or by completing and mailing the enclosed proxy card. If you attend the virtual meeting as a shareholder, you may vote your shares at that time even if you have previously submitted your proxy.

We hope you can attend the virtual meeting.

Sincerely,

Mark J. Grescovich

President and Chief Executive Officer

April 18, 2023

Notice of Annual Meeting

of Shareholders

Date Wednesday, May 24, 2023	Time 10:00 a.m., Pacific Time	Record Date March 23, 2023

Location

Online at www.meetnow.global/MLDTADP

Important notice regarding the availability of proxy materials for the annual meeting of shareholders

Our Proxy Statement, proxy card and 2022 Annual Report to Shareholders are available at www.bannerbank.com/proxymaterials.

Items of Business

Proposal 1.	Election of four directors to each serve for a one-year term.

Proposal 2.	Advisory (non-binding) approval of the compensation of our named executive officers as disclosed in this Proxy Statement.

Proposal 3.	Ratification of the Audit Committee’s appointment of Moss Adams LLP as our independent registered public accounting firm for 2023.

Proposal 4.	Adoption of the Banner Corporation 2023 Omnibus Incentive Plan.

We will also consider and act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof. As of the date of this notice, we are not aware of any other business to come before the annual meeting.

Your Vote is Important

To ensure your shares are represented at the meeting, please vote via the Internet or telephone, or sign, date and mail the enclosed proxy card which is solicited on behalf of the Board of Directors. The proxy will not be used if you attend and vote at the virtual annual meeting. Regardless of the number of shares you own, your vote is very important. Please act today.

Our 2023 annual meeting of shareholders will be a virtual meeting conducted solely online via live webcast. There is no physical location for the annual meeting. The online meeting format will facilitate remote shareholder attendance and participation, including the ability to vote your shares electronically and submit questions during the meeting. To participate in the annual meeting, registered shareholders will need the control number included on their proxy card and all other shareholders will need to follow the instructions that accompanied their proxy materials. Beneficial owners of shares held in street name must register in advance with Computershare no later than 5:00 p.m., Eastern Time, on May 19, 2023. (Late submissions will be processed to the extent feasible, but registration cannot be guaranteed in time for participation in the meeting.) To request registration, forward the proxy-granting email from your broker or email an image of your legal proxy to legalproxy@computershare.com, with a subject line of “Legal Proxy,” or mail your request to Computershare, Banner Corporation Legal Proxy, P.O. Box 43006, Providence, RI 02940-3006. Computershare will confirm your registration by email and provide you with a unique control number necessary to participate fully in the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

SHERREY LUETJEN

Secretary, Banner Corporation

Walla Walla, Washington

April 18, 2023

IMPORTANT: Voting promptly will save us the expense of further requests for proxies in order to ensure a quorum. You may vote via the Internet or by telephone. Alternatively, a proxy card and self-addressed envelope are enclosed for your convenience. No postage is necessary if mailed in the United States.

Table

of Contents

Information about the Annual Meeting

PROXY STATEMENT

OF

BANNER CORPORATION

10 S. FIRST AVENUE

WALLA WALLA, WASHINGTON 99362

(509) 527-3636

The Board of Directors of Banner Corporation is using this Proxy Statement to solicit proxies from our shareholders for use at the 2023 annual meeting of shareholders. We are first mailing this Proxy Statement and the form of proxy to our shareholders on or about April 18, 2023.

The information provided in this Proxy Statement relates to Banner Corporation and its wholly-owned subsidiary, Banner Bank (collectively, the “Corporation”). Banner Corporation may also be referred to as “Banner” and Banner Bank may also be referred to as the “Bank.” References to “we,” “us” and “our” refer to Banner and, as the context requires, the Bank.

Information about the Annual Meeting

Date Wednesday, May 24, 2023	Time 10:00 a.m., Pacific Time	Record Date March 23, 2023

Location

Online at www.meetnow.global/MLDTADP

Proxy materials for the annual meeting of shareholders

Our Proxy Statement, proxy card and 2022 Annual Report to Shareholders are available at www.bannerbank.com/proxymaterials.

Matters to Be Considered at the Annual Meeting

At the meeting, you will be asked to consider and vote upon the following proposals:

Proposal  1. Election of four directors to each serve for a one-year term.

Proposal  2. Advisory (non-binding) approval of the compensation of our named executive officers as disclosed in this Proxy Statement.

Proposal  3. Ratification of the Audit Committee’s appointment of Moss Adams LLP as our independent registered public accounting firm for 2023.

Proposal  4. Adoption of the Banner Corporation 2023 Omnibus Incentive Plan.

We also will transact any other business that may properly come before the annual meeting. As of the date of this Proxy Statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this Proxy Statement.

How to Vote: To ensure that your shares are represented at the meeting, please take the time to submit your vote in one of the following ways:
Internet Go to www.investorvote.com/BANR or scan the QR code on your proxy card
Telephone Call 1 (800) 652-VOTE (8683) within the USA, US territories and Canada
Mail Sign, date and mail the enclosed proxy card

BANNER CORPORATION 2023 PROXY STATEMENT	1

Information about the Annual Meeting    |    Annual Meeting Frequently Asked Questions

Annual Meeting Frequently Asked Questions

Q.	Who is Entitled to Vote?

A.

We have fixed the close of business on March 23, 2023 as the record date for shareholders entitled to notice of and to vote at our annual meeting. You are entitled to one vote for each share of Banner common stock you own, unless you acquired more than 10% of Banner’s outstanding common stock without prior Board approval. As provided in our Restated Articles of Incorporation, for each vote in excess of 10% of the voting power of the outstanding shares of Banner’s voting stock, the record holders in the aggregate will be entitled to cast one-hundredth of a vote, and the aggregate power of these record holders will be allocated proportionately among these record holders. On March 23, 2023, there were 34,238,553 shares of Banner common stock outstanding and entitled to vote at the annual meeting.

Q.	How Do I Vote at the Annual Meeting?

A.

Proxies are solicited to provide all shareholders on the voting record date an opportunity to vote on matters scheduled for the annual meeting and described in these materials. You are a shareholder of record if your shares of Banner common stock are held in your name. This section provides voting instructions only for shareholders of record. If you are a beneficial owner of Banner common stock held by a broker, bank or other nominee (i.e., in “street name”), please see the instructions in the following question and response.

Shares of Banner common stock can only be voted if the shareholder is present virtually or by proxy at the annual meeting. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the virtual annual meeting. You can always change your vote at the meeting if you are a shareholder of record.

Shareholders may vote by proxy via the Internet or a toll-free telephone number, or by mailing a proxy card. Instructions for voting are found on the proxy card. Shares of Banner common stock represented by properly executed proxies will be voted by the individuals named on the proxy card in accordance with the shareholder’s instructions. Where properly executed proxies are returned to us with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares FOR election of each of our director nominees, FOR advisory approval of the compensation of our named executive officers as disclosed in this Proxy Statement, FOR ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for 2023 and FOR adoption of the Banner Corporation 2023 Omnibus Incentive Plan. If any other matters are properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment. We do not currently expect that any other matters will be properly presented for action at the annual meeting.

You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse or other party and some in trust for your children. In this case, you will receive three separate proxy cards to vote.

2	BANNER CORPORATION 2023 PROXY STATEMENT

Information about the Annual Meeting    |    Annual Meeting Frequently Asked Questions

To ensure that your shares are represented at the meeting, please take the time to submit your vote in one of the following ways:

Internet Go to www.investorvote.com/BANR or scan the QR code on your proxy card
Telephone Call 1 (800) 652-VOTE (8683) within the USA, US territories and Canada
Mail Sign, date and mail the enclosed proxy card

Q.	What if My Shares Are Held in Street Name?

A.

If you are the beneficial owner of shares held in “street name” by a broker, bank or other nominee (“nominee”), the nominee, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to the nominee, the nominee may nevertheless vote the shares with respect to discretionary items, but will not be permitted to vote your shares with respect to non-discretionary items, pursuant to the rules governing brokers. In the case of non-discretionary items, the shares not voted will be treated as “broker non-votes.” The proposals to elect directors and adopt the 2023 Omnibus Incentive Plan, as well as the advisory vote on executive compensation, are considered non-discretionary items; therefore, you must provide instructions to the nominee in order to have your shares voted with respect to these proposals.

If your shares are held in street name and you would like to fully participate in the annual meeting, you must register in advance. You may participate as a “Guest” without having a unique control number, but you will not have the option to vote your shares or ask questions at the virtual meeting. To fully participate in the meeting as a “Shareholder,” you must obtain a unique control number by registering in advance with Computershare and submitting proof of your proxy power (legal proxy) reflecting your Banner holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on May 19, 2023. (Late submissions will be processed to the extent feasible, but registration cannot be guaranteed in time for your participation in the meeting.) Requests for registration should be submitted as follows:

By email: Forward the proxy-granting email from your broker, or email an image of your legal proxy, to legalproxy@computershare.com. The subject line of your email should include “Legal Proxy.”

By mail:

Computershare

Banner Corporation Legal Proxy

P.O. Box 43006

Providence, RI 02940-3006

You will receive an email from Computershare confirming your registration and providing you with your unique control number needed to participate in the virtual annual meeting as a “Shareholder”

BANNER CORPORATION 2023 PROXY STATEMENT	3

Information about the Annual Meeting    |    Annual Meeting Frequently Asked Questions

if you register by email or if you provide an email address when registering by mail. If you do not provide an email address when registering by mail, confirmation of your registration and your unique control number will be provided by mail.

Q.	How Many Shares Must Be Present to Hold the Meeting?

A.

A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person via the virtual meeting platform or by proxy, of at least a majority of the shares of Banner common stock entitled to vote at the annual meeting will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

Q.	What if a Quorum Is Not Present at the Meeting?

A.

If a quorum is not present at the scheduled time of the meeting, a majority of the shareholders virtually present or represented by proxy may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the meeting is adjourned for 120 days or more. An adjournment will have no effect on the business that may be conducted at the meeting.

Q.	Vote Required to Approve Proposal 1: Election of Directors

A.

Banner’s Amended and Restated Bylaws provide for the election of directors by a majority of the votes cast by shareholders in uncontested elections. Accordingly, in an uncontested election, the number of shares voted “for” a director nominee must exceed the number of shares voted “against” the nominee, in order for that nominee to be elected. The following are not considered votes cast: (1) a share whose ballot is marked as abstain; (2) a share otherwise present at the meeting but for which there is an abstention; and (3) a share otherwise present at the meeting as to which a shareholder of record gives no authority or direction. The term of any director who was a director at the time of the election but who does not receive a majority of votes cast in an election held under the majority vote standard will continue to serve as a director until terminated on the earliest to occur of: (1) 90 days after the date election results are determined; (2) the date the Board appoints a new director to fill the position; or (3) the date and time the director’s resignation is effective.

Banner’s Amended and Restated Bylaws provide that an election is considered a contested election if there are shareholder nominees for director pursuant to the advance notice provision, and who are not withdrawn by the advance notice deadline set forth in Banner’s Restated Articles of Incorporation. If the Board determines there is a contested election, the election of directors will be held under a plurality standard. Under the plurality standard, the nominees who receive the highest number of votes for the directorships for which they have been nominated will be elected.

Pursuant to our Restated Articles of Incorporation, shareholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or against each nominee, or shareholders may abstain from voting. Abstentions and broker non-votes will have no effect on the outcome of the election. Our Board of Directors unanimously recommends that you vote FOR the election of each of our director nominees.

Q.	Vote Required to Approve Proposal 2: Advisory Approval of Executive Compensation

A.	The advisory (non-binding) vote to approve the compensation of our named executive officers as disclosed in this Proxy Statement requires the affirmative vote of a majority of the votes cast, in

4	BANNER CORPORATION 2023 PROXY STATEMENT

Information about the Annual Meeting    |    Annual Meeting Frequently Asked Questions

person via the virtual meeting platform or by proxy, at the annual meeting. Abstentions and broker non-votes will have no effect on the outcome of the proposal. Our Board of Directors unanimously recommends that you vote FOR approval of the compensation of our named executive officers.

Q.	Vote Required to Approve Proposal 3: Ratification of the Appointment of the Independent Registered Public Accounting Firm

A.

Ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 requires the affirmative vote of a majority of the votes cast, in person via the virtual meeting platform or by proxy, at the annual meeting. Abstentions will have no effect on the outcome of the proposal. Our Board of Directors unanimously recommends that you vote FOR the ratification of the appointment of the independent registered public accounting firm.

Q.	Vote Required to Approve Proposal 4: Adoption of the Banner Corporation 2023 Omnibus Incentive Plan.

A.

Adoption of the Banner Corporation 2023 Omnibus Incentive Plan requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the annual meeting. Any shareholder represented in person or by proxy at the meeting and entitled to vote on the subject matter may elect to abstain from voting on this proposal. If so, the abstention will not be counted as a vote cast on the proposal and, therefore, will have no effect on the outcome of the vote on the proposal. Provided there is a quorum of shareholders present in person or by proxy, shareholders not attending the meeting, in person or by proxy, will also have no effect on the outcome of this proposal. Broker non-votes do not constitute votes cast and will have no effect on the outcome of the proposal. Our Board of Directors unanimously recommends that you vote FOR adoption of the 2023 Omnibus Incentive Plan.

Q.	May I Revoke My Proxy?

A.	You may revoke your proxy before it is voted by:

•	Submitting a new proxy with a later date;

•	Notifying Banner’s Secretary in writing before the annual meeting that you have revoked your proxy; or

•	Voting at the virtual annual meeting.

If you plan to attend the virtual annual meeting and vote during the meeting, you must join the meeting as a “Shareholder.” If you are a shareholder of record, you will need the control number on your proxy card. If you are the beneficial owner of shares held in “street name” by a broker, bank or other nominee, you will need to register in advance with Computershare by following the instructions in the question above titled, “What if My Shares Are Held in Street Name?”

Q.	May I Ask A Question During the Virtual Meeting?

A.

Yes. There will be a question and answer session following the formal portion of the meeting, during which we will answer questions pertinent to our business as time allows. Questions of a similar nature may be grouped together and answered once to avoid repetition. The virtual meeting platform will allow shareholders to ask questions, provided the shareholder is logged into the meeting as a “shareholder.” Shareholders entering the virtual meeting as “guests” will not be

BANNER CORPORATION 2023 PROXY STATEMENT	5

Information about the Annual Meeting    |    Annual Meeting Frequently Asked Questions

able to ask questions. To ask a question during the meeting, registered shareholders will need the control number included on their proxy card and all other shareholders will need to register in advance to obtain a unique control number as described in the Notice of Annual Meeting of Shareholders and in the question above titled, “What if My Shares Are Held in Street Name?”

Q:	What if I Have Trouble Accessing the Annual Meeting Virtually?

A:

The virtual meeting platform is fully supported across Microsoft Edge, Firefox, Chrome and Safari browsers and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Please note that Internet Explorer is not a supported browser. Participants should ensure that they have a strong Internet connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. If you need further assistance, you may call 1-888-724-2416 (US) or 1-781-575-2748 (outside the US).

6	BANNER CORPORATION 2023 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of March 23, 2023, the voting record date, information regarding share ownership of:

•

Those persons or entities (or groups of affiliated person or entities) known by management to beneficially own more than five percent of Banner’s common stock, other than directors and executive officers;

•	Each director and director nominee of Banner;

•	Each executive officer named in the Summary Compensation Table appearing under “Executive Compensation” below (known as “named executive officers”); and

•	All directors and executive officers of Banner and Banner Bank as a group.

Persons and groups who beneficially own in excess of five percent of Banner’s common stock are required to file with the U.S. Securities and Exchange Commission (“SEC”), and provide copies to us, reports disclosing their ownership under the Securities Exchange Act of 1934, as amended (“Securities Exchange Act”). To our knowledge, no other person or entity, other than those set forth below, beneficially owned more than five percent of the outstanding shares of Banner’s common stock as of the close of business on the voting record date.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. In accordance with Rule 13d-3 of the Securities Exchange Act, a person is deemed to be the beneficial owner of any shares of common stock if that person has voting and/or investment power with respect to those shares. Therefore, the table below includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power. In addition, in computing the number of shares beneficially owned by a person and the percentage ownership of that person, restricted share units that will vest within 60 days after the voting record date are included in the number of shares beneficially owned by the person and are deemed outstanding for the purpose of calculating the person’s percentage ownership. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. As of the voting record date, there were 34,238,553 shares of Banner common stock outstanding.

BANNER CORPORATION 2023 PROXY STATEMENT	7

Security Ownership of Certain Beneficial Owners and Management

Name	Number of Shares Beneficially Owned (1)		Percent of Voting Shares Outstanding (%)

Beneficial Owners of More Than 5%

BlackRock, Inc.	4,887,742	(2)	14.28

The Vanguard Group	4,053,060	(3)	11.84

Dimensional Fund Advisors LP	2,342,715	(4)	6.84

Directors

Ellen R.M. Boyer	2,225		*

Connie R. Collingsworth	9,172	(5)	*

Margot J. Copeland	1,171		*

Roberto R. Herencia	10,287		*

David A. Klaue	121,566		*

John R. Layman	28,817	(6)	*

John Pedersen	2,225		*

Kevin F. Riordan	6,470	(7)	*

Terry Schwakopf	5,557		*

Paul J. Walsh	1,171		*

Named Executive Officers

Mark J. Grescovich**	143,435		*

Peter J. Conner	31,741		*

Cynthia D. Purcell	19,903		*

James M. Costa	1,503		*

M. Kirk Quillin	19,259		*

All Executive Officers and Directors as a Group (23 persons)			1.40

*	Less than 1% of shares outstanding.
**	Also a director of Banner.
(1)

Shares of restricted stock granted under the 2014 Omnibus Incentive Plan, as to which holders have voting but not investment power, are included as follows: Mr. Herencia, 1,552 shares and Mr. Riordan, 1,186 shares. Also includes the following number of restricted share units granted under the 2014 Omnibus Incentive Plan and the 2018 Omnibus Incentive Plan and vesting within 60 days of the voting record date: Ms. Boyer, Mr. Pedersen, and Ms. Schwakopf 1,141 each; Ms. Collingsworth, 1,113; Ms. Copeland and Mr. Walsh, 1,171 each; Mr. Klaue and Mr. Layman 1,004 each; Mr. Grescovich, 8,998; Mr. Conner, 3,672; Ms. Purcell, 3,347; Mr. Costa, 911; and Mr. Quillin, 1,831; and all executive officers and directors as a group, 43,290.

(2)

Based on a Schedule 13G/A dated January 26, 2023, which reports sole voting power over 4,803,589 shares and sole dispositive power over 4,887,742 shares. According to this filing the interest of iShares Core S&P Small-Cap ETF is more than 5% of Banner’s total outstanding stock. The address for BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.

(3)

Based on a Schedule 13G/A dated February 9, 2023, which reports shared voting power over 26,784 shares, sole dispositive power over 3,992,089 shares and shared dispositive power over 60,971 shares. The address for The Vanguard Group is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(4)

Based on a Schedule 13G/A dated February 14, 2023, which reports sole voting power over 2,302,938 shares and sole dispositive power over 2,342,715 shares. The address for Dimensional Fund Advisors LP is Building One, 6300 Bee Cave Road, Austin, Texas 78746.

(5)	Includes 100 shares held jointly with her husband.
(6)	Includes 9,414 shares that have been pledged.
(7)	Includes 885 restricted stock units that vest upon retirement from the Board.

8	BANNER CORPORATION 2023 PROXY STATEMENT

Proposal 1 – Election of Directors

Proposal 1 – Election of Directors

Banner’s Board of Directors currently consists of 11 members. In prior years, approximately one-third of the directors were elected annually to serve for a three-year period or until their respective successors are elected and qualified. However, at last year’s annual meeting, Banner’s shareholders approved an amendment to our Articles of Incorporation to eliminate staggered terms for directors and provide for the annual election of all directors. Accordingly, each director will be elected annually upon expiration of the director’s term, beginning with directors whose terms are expiring at the 2023 annual meeting of shareholders, with all directors being subject to annual elections beginning with the 2025 annual meeting of shareholders. The table below sets forth information regarding each continuing director of Banner and each nominee for director. The Corporate Governance/Nominating Committee of the Board of Directors selects nominees for election as directors. Each of our nominees currently serves as a Banner director and has consented to being named in this Proxy Statement and has agreed to serve if elected.

If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority. At this time, we are not aware of any reason why a nominee might be unable to serve if elected.

The Board of Directors recommends a vote FOR the election of Margot J. Copeland, Mark J. Grescovich, David A. Klaue and Paul J. Walsh, each for a one-year term.

Name	Age as of December 31, 2022	Year First Elected or Appointed Director	Term to Expire

Board Nominees

Margot J. Copeland	71	2022	2024 (1)

Mark J. Grescovich	58	2010	2024 (1)

David A. Klaue	69	2007	2024 (1)

Paul J. Walsh	54	2022	2024 (1)

Directors Continuing in Office

Roberto R. Herencia	63	2016	2024

John R. Layman	64	2007	2024

Kevin F. Riordan	66	2018	2024

Terry Schwakopf	71	2018	2024

Ellen R.M. Boyer	62	2021	2025

Connie R. Collingsworth	64	2013	2025

John Pedersen	65	2021	2025
(1)	Assuming re-election.

Information Regarding Nominees for Election. Set forth below is the present principal occupation and other business experience during at least the last five years of each nominee for election, as well as a brief discussion of the particular experience, qualifications, attributes and skills that led the Board to conclude that the nominee should serve as a director of Banner.

BANNER CORPORATION 2023 PROXY STATEMENT	9

Proposal 1 – Election of Directors

Margot J. Copeland

Director Since: 2022	Committees:
• Compensation and Human Capital • Credit Risk

Key Qualifications:

• Extensive banking and executive leadership, philanthropic and community engagement experience

• Corporate responsibility expertise, including in relation to diversity, equity and inclusion

Margot J. Copeland specializes in developing strategies in the areas of workforce development and management, leadership, diversity and inclusion, philanthropy, and community outreach and engagement. Ms. Copeland has over 20 years of experience, with her previous positions being at KeyBank (a subsidiary of KeyCorp (NYSE: KEY)) and its affiliate, KeyBank Foundation, in Cleveland, Ohio. At KeyBank, she was Executive Vice President and Director Corporate Philanthropy and Community Engagement from 2001 through 2019. During the same period, she served as Board Chair and Chief Executive Officer for KeyBank Foundation. As a corporate officer and leader of corporate philanthropy and civic engagement, Ms. Copeland was a member of KeyBank’s Corporate Social Responsibility Council, which focused on philanthropic investments, corporate citizenship, and regulatory and corporate strategy. She was also a member of the Diversity & Inclusion Council and she served as KeyBank’s Chief Diversity Officer from 2001 through 2013. Prior to joining KeyBank, Ms. Copeland served on the Advisory Board of US Bank (formerly Firstar) from 1998 through 2001. Ms. Copeland is actively involved in her community, having served on a number of advisory boards and boards of directors for educational institutions, health care systems, community organizations and other nonprofit entities. She currently serves on the Board of Trustees for The Cleveland Clinic and the Board of Directors for AARP, among others. Ms. Copeland received a Master’s degree from The Ohio State University, a Bachelor of Science in Physics from Hampton University, Hampton, Virginia and an Honorary Doctorate of Humane Letters from Cuyahoga Community College, Cleveland, Ohio. With her vast experience in social responsibility and her long-tenured connection to banking, the directors believe that Ms. Copeland should continue to serve on the Board of Directors.

Mark J. Grescovich
President and CEO
Director Since: 2010	Committees:
	• Credit Risk • Executive	• Risk

Key Qualifications:

• Extensive bank leadership experience

• Acquisition and strategic planning expertise

• Credit and risk management expertise

Mark J. Grescovich is President and Chief Executive Officer, and a director, of Banner Corporation and Banner Bank. Mr. Grescovich joined Banner Bank in April 2010 and became Chief Executive Officer in August 2010 following an extensive banking career specializing in finance, credit administration and risk management. Under his leadership, Banner has grown from $4.7 billion in assets in 2010 to more than $15 billion through organic growth as well as selective acquisition. During that time, Mr. Grescovich has guided the expansion of Banner’s footprint to over 135 locations in four states. Prior to joining Banner, Mr. Grescovich was the Executive Vice President and Chief Corporate Banking Officer for Akron, Ohio-based FirstMerit Corporation and FirstMerit Bank N.A. He assumed responsibility for FirstMerit’s commercial and regional line of business in 2007, having served since 1994 in various commercial and

10	BANNER CORPORATION 2023 PROXY STATEMENT

Proposal 1 – Election of Directors

corporate banking positions, including that of Chief Credit Officer. Prior to joining FirstMerit, Mr. Grescovich was a Managing Partner in corporate finance with Sequoia Financial Group, Inc. of Akron, Ohio, and a commercial and corporate lending officer and credit analyst with Society National Bank of Cleveland, Ohio. He has a Bachelor of Business Administration degree in finance from Miami University and a Master of Business Administration degree, also in finance, from The University of Akron.

David A. Klaue

Director Since: 2007	Committees:
• Audit • Corporate Governance/Nominating

Key Qualifications:

• Bank leadership experience

• Acquisition, business expansion and strategic planning expertise

• Extensive business operational experience

• Organizational effectiveness expertise

David A. Klaue served as Chairman of the Board of Directors of F&M Bank until its acquisition by Banner Bank in May 2007. He is Chairman of the Board of Empire Lumber Co., a diversified wood products manufacturer with operations in Washington, Idaho and Montana, and of Park Ranch Land & Cattle Co., a cow/calf feeder and hay producer; he is also the Manager of EmpireAir, LLC, an air transportation company, and of Empire Investments, LLC, a real estate investment company. Mr. Klaue has been affiliated with these companies for more than 35 years. Additionally, he is a managing member in various other real estate investment, equipment and sales companies. Mr. Klaue’s career has afforded him expertise in banking, business, and agricultural and real estate management. Based on these qualifications, the directors believe that Mr. Klaue should continue to serve on the Board of Directors.

Paul J. Walsh

Director Since: 2022	Committees:
• Audit • Risk

Key Qualifications:

• Strong technology, information security, cybersecurity and digital expertise

• Leadership and advisory board experience

Paul J. Walsh is currently Senior Vice President, Head of Digital, Engineering, and IT at Sony Interactive Entertainment (part of Sony Group Corp, NYSE: SONY) in Kirkland, Washington, which he joined in January 2022. He was an Executive-In-Residence with Adobe (NYSE: ADBE) in Kirkland, Washington, from 2021 to 2022. Mr. Walsh served as Senior Vice President and Global Chief Digital Officer with Lenovo (OTCM: LNVGF) in Kirkland, Washington, from 2018 to 2020. Prior to Lenovo, Mr. Walsh served as Senior Vice President, Platform Strategy & Innovation for Visa Inc. (NYSE: V) in Kirkland, Washington, from 2016 to 2018. Mr. Walsh previously served as the Global Chief Information Officer at Dell (NYSE: DELL) in Austin, Texas, from 2013 through 2015. Mr. Walsh is also an experienced advisory board member. Mr. Walsh received a Bachelor of Science, BSc Computer Science at Griffith College, Dublin, Ireland. He is a technology leader with more than 25 years of experience in both scale and scope with some of the most respected brands in the industry. With his advisory board experience and technical background, the directors believe Mr. Walsh should continue to serve on the Board of Directors.

BANNER CORPORATION 2023 PROXY STATEMENT	11

Proposal 1 – Election of Directors

Information Regarding Incumbent Directors. Set forth below is the present principal occupation and other business experience during at least the last five years of each director continuing in office, as well as a brief discussion of the particular experience, qualifications, attributes and skills that led the Board to conclude that the director should serve on Banner’s Board of Directors.

Roberto R. Herencia

Board Chair Director Since: 2016	Committees:
	• Compensation and Human Capital • Corporate Governance/Nominating	• Credit Risk • Executive (Chair)

Key Qualifications:

• Extensive bank leadership experience, including as a director and chief executive officer

• Acquisition and strategic planning expertise

• Credit and risk management expertise

Roberto R. Herencia is President and Chief Executive Officer of BXM Holdings, a fund specializing in community bank investments. He is a director and Chairman of the Board of First BanCorp. (NYSE: FBP) and its subsidiary, FirstBank Puerto Rico, positions he has held since October 2011. He has been an independent director and the Chairman of the Board of Byline Bancorp (NYSE: BY) and its subsidiary bank, Byline Bank, since June 2013, and effective February 12, 2021 assumed the role of Chief Executive Officer of Byline Bancorp. Between 2009 and 2010, Mr. Herencia was President and Chief Executive Officer of Midwest Banc Holdings, Inc. and its subsidiary, Midwest Bank and Trust. Prior to that, he spent 17 years with Popular Inc. as its Executive Vice President and as President of Popular Inc.’s subsidiary, Banco Popular North America. Prior to joining Popular, Mr. Herencia spent 10 years with The First National Bank of Chicago (now J.P. Morgan Chase) in a variety of roles, including Deputy Senior Credit Officer and Head of the Emerging Markets Division. Mr. Herencia previously served on the US International Development Finance Corporation’s Board of Directors, to which he was appointed by President Obama in 2011. He graduated magna cum laude and received his Bachelor of Science in Business Administration degree in finance from Georgetown University and his Master of Business Administration degree from the Kellogg School of Management at Northwestern University. Based on these qualifications, the directors believe that Mr. Herencia should continue to serve on the Board of Directors.

John R. Layman

Director Since: 2007	Committees:
• Audit • Risk

Key Qualifications:

• Extensive legal experience, including in mergers and acquisitions and complex litigation matters

• Bank leadership and operational experience

• Risk management expertise

• Strategic planning experience

John R. Layman served as Co-Vice Chairman of the Board of Directors of F&M Bank until its acquisition by Banner Bank in May 2007. He is Managing Partner of Layman Law Firm, PLLP, with which he has

12	BANNER CORPORATION 2023 PROXY STATEMENT

Proposal 1 – Election of Directors

been associated since 1983. His areas of practice include real estate development, commercial litigation, personal injury and product liability. He also has experience in securities litigation, fiduciary obligations, corporate governance and compliance and reporting requirements. Based on these qualifications, the directors believe that Mr. Layman should continue to serve on the Board of Directors.

Kevin F. Riordan

Director Since: 2018	Committees:
	• Audit (Chair) • Compensation and Human Capital	• Credit Risk • Executive

Key Qualifications:

• Audit experience; qualifies as an audit committee financial expert

• Risk management expertise

• Corporate governance best practices and organizational effectiveness expertise

Kevin F. Riordan retired as a Banking & Capital Markets audit and client service Partner of PricewaterhouseCoopers LLP (PwC), a global professional services firm, in June 2014, having served in that capacity since 2000. Prior to joining PwC in 1994, Mr. Riordan served various banking and securities trading companies as both an independent auditor and senior financial/accounting executive. During his career at PwC, Mr. Riordan gained significant experience working with the boards and audit committees of publicly traded banking and lending institutions while managing major client relationships across multiple markets. In those roles, Mr. Riordan developed expertise in complex accounting, auditing and financial reporting matters. He has been a Certified Public Accountant since 1983. Mr. Riordan’s qualification as an audit committee financial expert was the primary reason for his nomination to the Board. The directors believe that this qualification, together with his experience with banking entities and financial reporting matters, support Mr. Riordan’s continued service on the Board of Directors.

Terry Schwakopf

Director Since: 2018	Committees:
	• Corporate Governance/Nominating • Executive	• Risk (Chair)

Key Qualifications:

• Extensive bank regulatory supervision experience

• Banking and fintech expertise

• Risk management expertise

Terry Schwakopf is an Independent Senior Advisor to the banking practice of Deloitte & Touche, LLP. Prior to joining Deloitte in 2007, Ms. Schwakopf was Executive Vice President of the Federal Reserve Bank of San Francisco with overall responsibility for banking supervision. In that capacity, she oversaw the supervision of state member banks and bank and financial holding companies in the nine western states that comprise the San Francisco District. During her 23-year career with the Federal Reserve, she had a number of other responsibilities, including oversight of community affairs, public information, the corporate secretary’s function and communications. Before joining the Federal Reserve, she held positions in both the commercial banking and savings and loan industries and

BANNER CORPORATION 2023 PROXY STATEMENT	13

Proposal 1 – Election of Directors

worked as a consultant to community banks. Ms. Schwakopf serves on the Board of Directors of IDB Bank, and is a member of the advisory board of Blockchain Capital, a venture capital fund. She was on the Board of United Way of the Bay Area, and is actively involved in a number of international organizations and civic groups. Ms. Schwakopf previously served on the Boards of Directors of Bridge Bank and Bridge Capital Holdings, Nara Bank and Nara Bancorporation, and Rabobank, NA. She was a member of the accreditation cadre for the Conference of State Bank Supervisors and a board advisor for Solar Mosaic, a crowdfunding site for solar energy financing. Ms. Schwakopf was honored as one of WomenInc. magazine’s 2019 Most Influential Corporate Directors. Based on these qualifications, the directors believe that Ms. Schwakopf should continue to serve on the Board of Directors.

Ellen R.M. Boyer

Director Since: 2021	Committees:
	• Audit • Compensation and Human Capital (Chair)	• Executive

Key Qualifications:

• Audit experience; qualifies as an audit committee financial expert

• Certified Public Accountant (Active)

• Experienced chief financial officer and chief operating officer

• Acquisition and strategic planning expertise

Ellen R.M. Boyer is Chief Financial Officer of Logic20/20, a business and technology consulting firm headquartered in Seattle, Washington. Ms. Boyer has over 30 years of finance and operational experience in a variety of industries, including technology, financial services and healthcare. Prior to joining Logic20/20 in 2014, Ms. Boyer held chief financial officer and/or chief operating officer roles at several companies in the Seattle area beginning in 1997. Ms. Boyer was previously an Audit Senior Manager at PriceWaterhouseCoopers, where she worked for 12 years. Ms. Boyer has extensive experience in strategic planning, mergers and acquisitions, governance matters, organizational effectiveness, and audit and financial matters. Ms. Boyer graduated from Oregon State University with degrees in Accounting and Spanish and minors in Computer Science and Latin American Affairs. She maintains an active Certified Professional Accountant license. Ms. Boyer is active in her community and has served on several for-profit and not-for-profit boards, including Umpqua Holdings Corporation (now Columbia Banking System, Inc. (Nasdaq: COLB)) from 2014 through 2016 and Sterling Financial Corporation (subsequently Umpqua and now Columbia) from 2007 through 2014. Ms. Boyer qualifies as an audit committee financial expert. This qualification, together with her deep financial expertise and strategic planning experience add value to the Board and the directors believe that Ms. Boyer should continue to serve on the Board of Directors.

14	BANNER CORPORATION 2023 PROXY STATEMENT

Proposal 1 – Election of Directors

Connie R. Collingsworth

Director Since: 2013	Committees:
	• Compensation and Human Capital • Corporate Governance/Nominating (Chair)	• Executive

Key Qualifications:

• Risk management expertise

• Acquisition, business expansion and complex investment experience

• Organizational effectiveness and corporate governance best practices leadership

• Unique insights regarding environmental, social and governance (ESG) issues; diversity, equity and inclusion; and corporate social responsibility

Connie R. Collingsworth served as the Chief Operating Officer of the Bill & Melinda Gates Foundation in Seattle, Washington, where she managed the Foundation’s legal, information technology, human resources, security and other business operations units, and provided leadership in the areas of risk management, compliance and corporate governance. From 2007 to 2023, she served on the Foundation’s Executive Leadership Team, which is responsible for the development and execution of Foundation-wide strategy and policy. Prior to joining the Foundation in 2002, Ms. Collingsworth was a partner of Preston Gates & Ellis, now K&L Gates, which has grown from a leading Northwest law firm based in Seattle to one of the largest law firms in the world. She currently serves on the Advisory Board for Planet First Partners and on the Board of Directors of Axxes Capital. Ms. Collingsworth previously served on the Board of Directors of Premera Blue Cross, one of the largest health plan providers in the Pacific Northwest, and on the Board of Directors of Women’s World Banking, a global non-profit devoted to giving low-income women access to the financial tools and resources essential to their security and prosperity. Ms. Collingsworth was honored as one of WomenInc. magazine’s 2019 Most Influential Corporate Directors. Based on these qualifications, the directors believe that Ms. Collingsworth should continue to serve on the Board of Directors.

John Pedersen

Director Since: 2021	Committees:
	• Audit • Executive	• Credit Risk (Chair) • Risk

Key Qualifications:

• Extensive bank leadership experience, including as a chief risk officer

• Deep expertise in risk management

• Acquisition and strategic planning expertise

• Corporate governance best practices and organizational effectiveness expertise

John Pedersen was with City National Bank of Los Angeles, California from 2004, serving as Executive Vice President and Chief Risk Officer from 2006 until his retirement in 2019. He has over three decades of progressive commercial banking credit and risk management responsibilities and significant expertise in establishing and managing risk management functions within a regional bank setting. Mr. Pedersen is skilled in strategic planning, including turn-around and growth strategies. He has a thorough understanding of many aspects of banking, including retail, small business, commercial real estate, dealer banking, consumer lending, mortgage banking and middle market

BANNER CORPORATION 2023 PROXY STATEMENT	15

Proposal 1 – Election of Directors

lending. Mr. Pedersen began his career in government and held staff and leadership positions with the Office of the Comptroller of the Currency and the Office of Thrift Supervision. After government service, Mr. Pedersen managed a wide range of risk management activities for several financial institutions, including First Interstate Bancorp, KeyCorp, Wachovia and Bank of the West. Active in the community, Mr. Pedersen is involved with various philanthropic organizations that facilitate the micro-financing of small business entrepreneurs domestically and abroad. Mr. Pedersen earned a Bachelor of Business Administration degree in finance and accounting from the University of Oklahoma. Mr. Pedersen’s deep risk management expertise and broad banking experience add value to the Board and the directors believe that Mr. Pedersen should continue to serve on the Board of Directors.

Director Nomination Process. The Corporate Governance/Nominating Committee oversees the director nomination process. The Committee may consider both incumbent and new director nominees to nominate for election at each annual meeting of shareholders. The Committee also may recommend that the Board appoint new directors to serve until the next annual meeting of shareholders and then stand for election by shareholders. Only those nominations made by the Committee or properly presented by shareholders will be voted upon at the annual meeting.

In its deliberations for selecting candidates for nominees as director, the Committee seeks individuals of integrity, with a proven record of professional accomplishments and/or civic leadership, sound business judgment and practical wisdom, risk oversight skills, an ability to represent a broad spectrum of interests, an ability to work collaboratively with other directors and our executives, an inquiring and independent mind, who can function well as discussion leaders and consensus builders. The Committee also considers diversity characteristics (see “Board Diversity” below), the candidate’s knowledge of the banking business and whether the candidate would provide for adequate representation of our market area. Any nominee for director recommended by the Committee must be highly qualified in some or all of these areas.

In searching for qualified director candidates to fill vacancies on the Board, the Committee solicits its current Board of Directors for names of potentially qualified candidates. Additionally, the Committee may request that members of the Board of Directors pursue their own business contacts for the names of potentially qualified candidates. The Committee has also used an executive search and leadership consulting firm and other professional sources for qualified nominees, especially with respect to candidates with unique skill sets, such as a qualified financial expert. The Committee would then consider the potential pool of director candidates, select the candidate the Committee believes best meets the then-current needs of the Board, and conduct a thorough investigation of the proposed candidate’s background to ensure there is no past history that would cause the candidate not to be qualified to serve as a Banner director. The Committee will consider director candidates recommended by our shareholders. If a shareholder submits a proposed nominee, the Committee would consider the proposed nominee, along with any other proposed nominees recommended by members of the Board of Directors, in the same manner in which the Committee would evaluate its nominees for director. For a description of the proper procedure for shareholder nominations, see “Shareholder Proposals” in this Proxy Statement.

16	BANNER CORPORATION 2023 PROXY STATEMENT

Proposal 1    |    The Right Skills for our Board

Board Diversity. Included among the attributes considered by the Corporate Governance/Nominating Committee in recommending director nominees is diversity by gender, race, ethnicity, national origin and/or age. Our Board believes that diversity, including differences in backgrounds, qualifications and personal characteristics, is important to the effectiveness of the Board’s oversight of Banner. The table below illustrates self-reported diversity characteristics for the individuals serving on our Board of Directors as of the voting record date.

Board Diversity Matrix (As of March 23, 2023)
Board Size:
Total Number of Directors	11

Gender:	Male	Female	Non-Binary	Gender Undisclosed
	7	4	—	—
Number of directors who identify in any of the categories below:
African American or Black	1	1	—	—
Alaskan Native or American Indian	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	1	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	6	3	—	—
Two or More Races or Ethnicities	1	—	—	—
LGBTQ+	—
Undisclosed	—

Of our 11 directors, 6 identify as having at least one diversity characteristic (i.e., female, non-binary, LGBTQ+ and/or race or ethnicity other than white).

Gender Diversity	Ethnic Diversity	Overall Diversity
36%	27%	55%
4 of 11 directors	3 of 11 directors	6 of 11 directors have at least one diversity characteristic

The Right Skills for our Board

As a part of the Board evaluation and director selection processes, the Corporate Governance/Nominating Committee (“Governance Committee”) maintains a Director Attributes Matrix (described further in the “Director Selection Process” section of this Proxy Statement). The Governance Committee and the Board believe that the director nominees for 2023, together with the continuing directors, provide Banner with the right mix of skills and experience necessary for a highly functioning board. The chart below summarizes the number of Banner’s directors who consider themselves to be skilled in each primary category; the descriptions below each category heading are illustrative of the types of experience that generally would be considered in determining whether a given director is skilled in that particular area, and should not be read to imply that every listed example or title is represented on the Board.

BANNER CORPORATION 2023 PROXY STATEMENT	17

Proposal 1    |    The Right Skills for our Board

Total Directors and Director Nominees with Particular Qualifications and Experience

(out of 11 total Directors and Nominees)

5	Financial Expertise/Audit Committee Financial Expert

Independent auditors/certified public accountants, chief financial officers, chief accounting officers, senior professionals overseeing capital management activities, or otherwise qualified as an “audit committee financial expert.”

11	Leadership

Experience as a business line leader or C-suite professional, or otherwise demonstrating advanced leadership expertise.

8	Mergers & Acquisitions (M&A)

C-suite professionals or senior leaders directly involved in M&A (e.g., chief executive officers, chief financial officers, chief operating officers, general counsels, operational heads), M&A attorneys, accountants with direct M&A experience, investment bankers.

8	Risk Management

Chief risk officers and senior professionals with experience in compliance, fraud prevention, or enterprise risk management; senior level internal audit professionals; attorneys or other professionals with relevant risk management expertise.

6	Human Capital Management/Executive Compensation

Chief human resources officers or other senior human resources professionals, employment attorneys, prior experience as a compensation committee member or consultant to compensation committees.

3	Communications/Marketing

Experience as a public relations officer, senior marketing professional, head of customer relations, community engagement leader, media professional (including social media), or similar role.

8	Strategic Planning

Senior leaders who have led or actively participated in the development of numerous strategic plans.

7	Financial Industry Experience

Management experience in traditional banking (commercial/retail), investment banking, wealth management, securities/investment management or fintech.

5	Legal/Regulatory

Attorneys, chief risk officers, bank regulatory agency staff, lobbyists, legislators/legislative aides with experience in a highly regulated industry such as financial services.

5	Organizational Effectiveness/Continuous Improvement

Experienced professionals who are LEAN or Six Sigma certified, continuous improvement professionals, or executives with significant experience implementing continuous improvement approaches.

8	Public Company Governance/Corporate Governance Best Practices

Experienced chief executive officers, chief financial officers, general counsels, corporate secretaries, other governance specialists, or investor relations professionals at a publicly-traded company, prior experience as a governance committee member or professional advising governance committees.

11	Prior Board Experience/Interaction

Experience as a board member or advisory board member of a publicly-traded company, private company, or non-profit organization, or executives regularly interacting with boards.

1	Information Technology/Cybersecurity

Senior management experience at technology/ cybersecurity companies, in IT/cybersecurity roles outside of technology companies, or in relevant fintech organizations.

10	Geographic Representation

Knowledge of or experience in a specific geographic area or market in which Banner and its subsidiaries operate.

18	BANNER CORPORATION 2023 PROXY STATEMENT

Corporate Governance    |    Board of Directors

Corporate Governance

Our Board is committed to maintaining an effective corporate governance framework. Strong governance practices support long-term, sustainable value creation for our shareholders and provide a foundation for effective Board oversight. The Board of Directors has maintained comprehensive corporate governance guidelines since January 2018 to provide a framework to assist the Board in fulfilling its responsibilities to shareholders. The guidelines, as amended from time to time, are available on our website at https://investor.bannerbank.com and cover a wide range of topics including: Board composition; selection, tenure, evaluation and retirement of Board members; Board leadership; and director responsibilities. The Board’s Corporate Governance/Nominating Committee is responsible for initiatives to comply with the governance-related provisions contained in the Sarbanes-Oxley Act of 2002 and the rules and regulations of the SEC adopted thereunder, as well as Nasdaq rules regarding corporate governance. The Committee evaluates and improves our corporate governance principles and policies from time to time, as deemed appropriate. Our governance framework is discussed in detail below.

Board of Directors

The Board of Directors conducts its business through Board meetings and through its committees. During the year ended December 31, 2022, the Board of Directors held 14 meetings. Each director attended more than 75% of the total meetings of the Board and committees on which that director served during this period.

Leadership Structure

The positions of Board Chair and of President and Chief Executive Officer are held separately by two individuals. This has been the case since 1995, when Banner was formed to become the holding company for Banner Bank. The Board believes this structure is appropriate for Banner because it provides the Board with capable leadership and independence from management. It also allows the President and Chief Executive Officer to focus on the day-to-day business of managing Banner, while the Chair leads the Board.

Committees and Committee Charters

The Board of Directors has established standing Executive, Audit, Compensation and Human Capital, Corporate Governance/Nominating, Credit Risk, and Risk Committees. The Board has adopted written charters for each committee other than the Executive Committee. These charters are available on our website at https://investor.bannerbank.com. Our directors’ current membership on these committees is reflected below.

BANNER CORPORATION 2023 PROXY STATEMENT	19

Corporate Governance    |    Committees and Committee Charters

Audit	Compensation and Human Capital	Corporate Governance/ Nominating	Credit Risk	Executive	Risk
Ellen R.M. Boyer	✓	✓ *(Chair)*			✓	
Connie R. Collingsworth		✓	✓ *(Chair)*		✓	
Margot J. Copeland		✓		✓		
Mark J. Grescovich				✓	✓	✓
Roberto R. Herencia (Board Chair)		✓	✓	✓	✓ *(Chair)*	
David A. Klaue	✓		✓			
John R. Layman	✓					✓
John Pedersen	✓			✓ *(Chair)*	✓	✓
Kevin F. Riordan	✓ *(Chair)*	✓		✓	✓	
Terry Schwakopf			✓		✓	✓ *(Chair)*
Paul J. Walsh	✓					✓

Executive Committee. The Executive Committee acts for the Board of Directors when formal Board action is required between regular meetings. The Committee has the authority to exercise all powers of the full Board of Directors, except that it does not have the power to, among other things, declare dividends, authorize the issuance of stock, amend the Bylaws or approve any agreement of merger or consolidation other than mergers with Banner subsidiaries. The Executive Committee did not meet during the year ended December 31, 2022.

Audit Committee. The Audit Committee oversees management’s fulfillment of its financial reporting responsibilities and maintenance of an appropriate internal control system. It also has the sole authority to appoint or replace our independent registered public accounting firm (“Independent Auditor”) and oversees the activities of our internal audit functions. The Audit Committee also assists the Board in fulfilling its oversight responsibilities relating to the quality and integrity of financial reports and other financial information provided by the Corporation and the Corporation’s systems of internal accounting and financial controls; the oversight and periodic evaluation of the Independent Auditor’s qualifications, independence and performance; the annual performance review and compensation of the Chief Audit Executive; the compliance by the Corporation with legal and regulatory requirements, including disclosure, controls and procedures with respect to financial reporting matters; and the oversight and review of external reporting and internal controls related to environmental, social and governance (ESG) activities.

The Corporation’s Independent Auditor routinely attends Audit Committee meetings and the Audit Committee regularly meets in executive session with the Corporation’s Independent Auditor. The Audit Committee also routinely meets in executive session with the Corporation’s Chief Audit Executive.

The Audit Committee believes it has fulfilled its responsibilities under its charter. The Committee met 12 times during the year ended December 31, 2022. Each member of the Audit Committee is

20	BANNER CORPORATION 2023 PROXY STATEMENT

Corporate Governance    |    Committees and Committee Charters

“independent,” in accordance with the requirements for companies quoted on The Nasdaq Stock Market (“Nasdaq”). In addition, the Board of Directors has determined that Committee members Boyer and Riordan meet the definition of “audit committee financial expert,” as defined by the SEC.

Compensation and Human Capital Committee. The Compensation and Human Capital Committee sets compensation policies and levels for directors and executive officers and oversees all of our salary and incentive compensation programs. The Committee seeks to ensure that our compensation programs appropriately balance risk and reward. The Committee considers a wide variety of human capital management matters, including talent management and succession planning, diversity and inclusion initiatives and results, and pay equity reviews and results. The Committee also oversees environmental, social and governance (ESG) matters related to human capital resource management in coordination with the Corporate Governance/Nominating Committee.

The Committee believes it has fulfilled its responsibilities under its charter. The Compensation and Human Capital Committee met five times during the year ended December 31, 2022. Each member of the Compensation and Human Capital Committee is “independent,” in accordance with the requirements for companies quoted on Nasdaq. In addition, each member of the Committee also qualifies as a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

The Committee meets, outside of the presence of Mr. Grescovich, to discuss his compensation and to make its associated recommendations to the full Board, which then votes on Mr. Grescovich’s compensation. Mr. Grescovich makes recommendations to the Committee regarding the compensation of all other executive officers. The Committee considers Mr. Grescovich’s recommendations and makes a recommendation to the full Board, which then votes on executive compensation.

Additional discussion regarding the Committee’s significant activities for fiscal year 2022 can be found in the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this Proxy Statement.

Corporate Governance/Nominating Committee. The Corporate Governance/Nominating Committee oversees the Corporation’s efforts to maintain the highest standards and best practices in all critical areas relating to the management of the business of Banner. The Committee oversees the Board’s annual review of Board performance and reviews and recommends to the Board corporate governance guidelines. Additionally, the Committee reviews the Corporation’s environmental, social and governance (ESG) framework and initiatives and reviews policies and programs that relate to matters of corporate social responsibility. The Committee is also responsible for succession planning for the Board of Directors, including identifying needed skills and backgrounds, developing a list of nominees for board vacancies and selecting nominees for directors. The Committee also oversees our directors’ continuing education and ongoing training.

The Corporate Governance/Nominating Committee believes it has fulfilled its responsibilities under its charter. Each member of the Committee is “independent,” in accordance with the requirements for companies listed on Nasdaq. The Committee met eight times during the year ended December 31, 2022.

Credit Risk Committee. The Credit Risk Committee provides oversight of Banner’s credit risk structure and the processes established to identify, understand, measure, monitor and manage Banner’s credit risks. The Committee serves as the primary point of contact between the Board and the management-level committees dealing with credit risk management. The Committee is intended to enhance the Board’s oversight and understanding of credit risk management activities and the effectiveness thereof. Additional detail is provided below in “Board Involvement in the Risk Management Process.” The Credit Risk Committee met six times during the year ended December 31, 2022.

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Corporate Governance    |    Director Independence

Risk Committee. The Risk Committee provides oversight of our enterprise-wide risk structure and the processes established to identify, measure, monitor and manage our credit risk, market and liquidity risk, interest rate risk and operating risk, including technology, legal and compliance risk, and risks associated with the Corporation’s environmental, social and governance (ESG) program. The Committee is responsible for reviewing the Corporation’s progress on ESG risk management initiatives and activities, including climate change risk management relative to any stated ESG program goal. The Committee also reviews management’s strategies and policies for managing these risks and serves as the primary point of contact between the Board and senior management in assessing enterprise-wide risk management activities and effectiveness. Additional detail is provided below in “Board Involvement in the Risk Management Process.” The Risk Committee met eight times during the year ended December 31, 2022.

Director Independence

Our common stock is listed on The Nasdaq Global Select Market. In accordance with Nasdaq rules, at least a majority of our directors must be independent directors. The Board has determined that 10 of our 11 directors are independent, as defined by Nasdaq. Ellen R.M. Boyer, Connie R. Collingsworth, Margot J. Copeland, Roberto R. Herencia, David A. Klaue, John R. Layman, John Pedersen, Kevin F. Riordan, Terry Schwakopf and Paul J. Walsh are independent.

Director Tenure

The Corporate Governance/Nominating Committee seeks to select directors who will contribute to Banner’s corporate goals. The Committee recognizes the importance of Board refreshment as well as the value of Board tenure. As of the record date, March 23, 2023, four of Banner’s 10 non-management directors have served on the Board for less than four years, three have served for four to eight years and three have served for more than eight years.

Director Independence	Non-Management Director Tenure
91%
10 of 11 Directors are Independent

Diversity, Equity and Inclusion

Banner’s Board and management understand the importance of diversity and inclusion, including ensuring that all individuals are compensated equitably for similar work and have an equal opportunity to contribute and advance in the workplace. We are committed to creating a diverse and vibrant workplace that respects individuality, helps every person realize their full potential, and includes people with a broad range of experiences, backgrounds and skills that enable us to anticipate and meet the needs of our business and those of our clients. Additional details regarding our efforts in this area are included in the “Proposal 1 – Election of Directors – Board Diversity” and “Environmental, Social, and Governance (ESG): Supporting Sustainability” sections of this Proxy Statement.

22	BANNER CORPORATION 2023 PROXY STATEMENT

Corporate Governance    |    Board Involvement in the Risk Management Process

Board Involvement in the Risk Management Process

The Board of Directors recognizes that effective risk management requires a high level of cooperation between the Board and senior management. Nonetheless, the Board has established and maintains its independence in overseeing the conduct of Banner, including the risk management process. The Board’s leadership structure takes into account its risk oversight function by the conduct of its business through Board meetings and through its committees, in particular the Audit, Corporate Governance/Nominating, Credit Risk and Risk Committees, as well as by the separation of the positions of Board Chair and President and Chief Executive Officer as described above.

Directors keep themselves informed of the activities and condition of Banner and of the risk environment in which it operates by regularly attending Board and assigned Committee meetings, and by review of meeting materials, auditor’s findings and recommendations, and supervisory communications. Directors stay abreast of general industry trends and any statutory and regulatory developments pertinent to Banner and the Bank by periodic briefings from senior management, counsel, auditors or other consultants, and by more formal director education. The Corporate Governance/Nominating Committee monitors and evaluates director training and information resources.

The Board oversees the conduct of Banner’s business and risk management functions by:

•	Monitoring the selection, evaluation and retention of competent senior management;

•	Establishing, with senior management, Banner’s strategic business objectives, and adopting operating policies to support these objectives in a legal and sound manner;

•	Monitoring operations to ensure that they are controlled adequately and are in compliance with laws and policies;

•	Overseeing Banner’s business performance; and

•	Ensuring that the Bank helps to meet our communities’ credit needs.

These responsibilities are governed by a complex framework of federal and state laws and regulations as well as regulatory guidelines applicable to the operation of Banner and the Bank.

The Board ensures that all significant risk-taking activities are covered by written policies that are communicated to appropriate employees. Specific policies cover material credit, market, liquidity, operational, legal and reputation risks. The policies are formulated to further Banner’s business plan in a manner consistent with safe and sound practices. The Board requires that all such policies be monitored by senior management to help ensure that they conform with changes in laws and regulations, economic conditions, and Banner’s and the Bank’s circumstances. The policies are implemented by senior management who develop and maintain procedures, including a system of internal controls, designed to foster sound practices, to comply with laws and regulations and to protect Banner against external crimes and internal fraud and abuse.

The Board’s policies also establish mechanisms for providing the Board with the information needed to monitor Banner’s operations. This includes senior management reports to the Board. These reports present information in a form meaningful to members of the Board, who recognize that the level of detail and frequency of individual senior management reports will vary with the nature of the risk under consideration and Banner’s and the Bank’s unique circumstances.

The Board enhanced its involvement in the risk management process in September 2010 by establishing a Risk Committee. The Risk Committee reviews management’s strategies and policies for

BANNER CORPORATION 2023 PROXY STATEMENT	23

Corporate Governance    |    Cybersecurity Risk Management

managing enterprise-wide risks and the processes established to identify, measure, monitor and manage those risks. The Risk Committee also serves as the primary point of contact between the Board and senior management in assessing enterprise-wide risk management activities and effectiveness. In 2020, when the COVID-19 pandemic triggered significant economic volatility and uncertainty, as well as acute impacts on certain industries, the Board further enhanced its risk management oversight through the establishment of the Credit Risk Committee. The Credit Risk Committee provides oversight regarding Banner’s credit risk structure and the processes established to identify, understand, measure, monitor and manage our credit risks. The establishment of the Credit Risk Committee allows for more focused oversight of credit risks by directors with relevant expertise, while simultaneously enabling the Risk Committee to devote its attention to other key enterprise risks, including cybersecurity, anti-money laundering, fraud, legal and regulatory risk. The Risk Committee receives regular reports from management in each of these key risk areas.

The Board has also established a mechanism for independent third-party review and testing of compliance with policies and procedures, applicable laws and regulations, and the accuracy of information provided by senior management. This is accomplished, for example, by the Chief Audit Executive reporting directly to the Audit Committee. In addition, an annual external audit is performed. The Audit Committee reviews the independent registered public accounting firm’s findings with senior management and monitors senior management’s efforts to resolve any identified issues and recommendations. The Audit Committee provides regular reports of its activities to the Board.

The Board also reviews reports of inspection and examination or other supervisory activity, and any other material correspondence received from Banner’s regulators. Findings and recommendations, if any, are carefully reviewed, and progress in addressing such matters is routinely monitored.

Cybersecurity Risk Management

The Board of Directors oversees our management of information and cybersecurity risks. We manage cybersecurity risks through our Information Security Program and related polices and standards, which are approved by the Board of Directors. The Board’s Risk Committee directly oversees information technology and cybersecurity activities and risks through the review of regular management reporting and discussions with senior management regarding the effectiveness of our Information Security Program. In connection with its review of these risks, the Risk Committee also reviews management’s plans to mitigate risk.

CYBERSECURITY GOVERNANCE PRINCIPLES

•

Ensure the confidentiality, integrity and availability of Banner data by means of comprehensive security policies, processes and technologies that allow for the proper protection of data and that facilitate secure, robust access

•

Continually maintain a scalable, secure and reliable production environment by means of advanced security processes and technologies to facilitate comprehensive attack identification, analysis and response

•	Design and maintain a secure digital environment to protect and enable Banner’s operations by implementing effective and secure technologies

•	Establish a mutual culture of security by creating a secure environment and a strong alliance with all employees in the practice of information security

•	Engage external expertise as part of the verification and ongoing testing of an effective cybersecurity program

24	BANNER CORPORATION 2023 PROXY STATEMENT

Corporate Governance    |    Code of Ethics and Ethics Officer

Key components of our Information Security Program include:

•	Ensuring employees complete regular information security awareness training;

•	NIST Industry Standards Incident Response Framework: Identify, Protect, Detect, Respond and Recover, along with alerting and defense-in-depth technology controls;

•	Regular internal and third-party program oversight; and

•	Consistent reviews of third parties who maintain sensitive data.

Our Information Security Program includes a cybersecurity response plan, which is a component of our broader crisis management plan that outlines the approach for our response, management, communication and successful resolution of cyber incidents. The response plan includes reporting procedures for the timely notification of the appropriate federal and state regulators for material incidents when applicable.

Additionally, we routinely partner with cybersecurity firms and penetration testing companies to help test and evaluate our information security environment. The Bank’s regulators also annually review the Bank’s Information Security Program. We use these assessments and reviews to analyze the effectiveness of our Information Security Program and to identify opportunities to enhance our identification and mitigation of related risks.

Code of Ethics and Ethics Officer

Banner has adopted a Code of Ethics and Business Conduct (“Code of Ethics”), which incorporates corporate governance best practices and is applicable to directors, officers and employees. All new hires undergo interactive online training, after which they must certify they understand and will abide by the Code of Ethics. This process is repeated annually for all employees. Directors also provide a similar certification annually.

The Code of Ethics is reviewed by our Board of Directors on an annual basis and was reapproved without significant changes on July 26, 2022. The Code of Ethics covers conflicts of interest, insider trading, regulatory and compliance issues, reporting complaints and concerns, and other ethics-related policies and procedures. The Code of Ethics is available on Banner’s website at https://investor.bannerbank.com.

On June 26, 2018, Banner established the position of Ethics Officer, responsible for overall administration of Banner’s ethics program, and for handling particular ethics and conflicts of interest issues. General Counsel Sherrey Luetjen serves as the Corporation’s Ethics Officer. Banner uses EthicsPoint, a third-party website and hotline complaint service, and provides information as to the availability of that service on its website and in its internal communications. The EthicsPoint service is available to any person, including employees and clients, to report any ethical violation they believe to have occurred or any other concern they believe may warrant management attention. Reports can be submitted anonymously. Every EthicsPoint report is automatically routed to an established group of executives, which includes our Ethics Officer and our Chief Audit Executive, as well as the Chair of the Board’s Audit Committee, who is an independent director. Additional management representatives are engaged as appropriate to assess each report. Additionally, the Ethics Officer reports any complaints relating to financial record-keeping or reporting to the Audit Committee ahead of the release of key financial reports.

BANNER CORPORATION 2023 PROXY STATEMENT	25

Corporate Governance    |    Insider Trading Policy

Insider Trading Policy

The Board of Directors has adopted a policy governing trading in Banner’s securities by its directors and officers. This wide-ranging policy covers permissible timing of trades, as well as prohibitions on trades. In particular, the policy prohibits short sales, transaction in publicly traded options and other types of hedging transactions. The policy also prohibits holding Banner securities in margin accounts or pledging Banner securities for any purpose, with the exception of pledges in effect before the policy was adopted.

Annual Meeting Attendance by Directors

We do not have a policy regarding Board member attendance at annual meetings of shareholders. All current directors other than Mr. Klaue attended last year’s virtual annual meeting of shareholders.

Shareholder Communications with the Board

The Board of Directors maintains a process for shareholders to communicate with the Board. Shareholders wishing to communicate with the Board of Directors should send any communication to the Secretary, Banner Corporation, 10 S. First Avenue, Walla Walla, Washington 99362. Any communication must state the number of shares beneficially owned by the shareholder making the communication. The Secretary will forward such communication to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action.

Succession Planning

Succession planning and leadership development are key priorities for Banner’s Board of Directors and management. The Board regularly reviews our talent development activities in support of our business strategy, engaging in meaningful discussion regarding Banner’s development programs, leadership bench and succession plans, with a focus on key positions at the senior executive level and other critical roles. Throughout the year, the Board or its committees engage in a variety of activities in support of succession planning.

Activity	Succession Planning Impact

Employee engagement and organizational effectiveness review	Informs the directors as to the current state of Banner’s talent base in terms of employee engagement levels and overall organizational effectiveness

Enterprise risk assessment report	Enables Board oversight of risk and related mitigation efforts regarding talent recruitment, development and retention
Talent, succession and engagement update	Provides directors with detailed insight on senior management selection, succession readiness, leadership development, diversity and employee engagement

26	BANNER CORPORATION 2023 PROXY STATEMENT

Corporate Governance    |    Related Party Transactions

Related Party Transactions

We have a number of written policies governing transactions with related parties. These policies are intended to ensure that all transactions entered into with related parties are in the best interests of Banner and its shareholders. As a general rule, transactions with directors and officers and their related interests are prohibited. An exception applies to normal banking relationships.

Our Code of Ethics provides that when an officer or director finds that any financial or business relationship with customers, consultants, or vendors may impair, or appear to impair, the independence of business judgment on behalf of Banner, that person must (1) disclose fully to a supervisor, the Chief Executive Officer or to the Board of Directors the existence and nature of the conflict and (2) remove and insulate himself/herself from all decision-making and action related to that financial or business activity of Banner. Each year, our directors and executive officers complete a conflict of interest questionnaire to ensure that no actual or potential conflicts of interest are overlooked.

The Bank has followed a policy of granting loans to our employees, officers and directors, which is designed to fully comply with all applicable federal and state regulations. All outstanding loans to our directors and executive officers: (1) were made in the ordinary course of business; (2) were made on the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Bank; and (3) did not involve more than the normal risk of collectability or present other unfavorable features when made. Loans made to executive officers and directors are granted pursuant to the normal underwriting procedures of the Bank. Loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to that person and his or her related interests, are in excess of the greater of $25,000 or 5% of the institution’s capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors. All lines of credit to insiders that, combined with other loans, do not exceed $500,000 for directors and their related interests or $100,000 for executive officers and that do not fall within the exceptions to Regulation O of the Board of Governors of the Federal Reserve System (“Federal Reserve”) must be approved by the Board of Directors at least annually. All loan approval and review procedures are governed by written policies.

Each director and executive officer discloses to us all related interests on an annual basis. Deposit and loan accounts of directors, executive officers and related interests are then coded in our systems so that developments can be tracked. Our Regulation O officer, a compliance specialist, monitors developments monthly and completes and submits to the Board of Directors a quarterly report of Regulation O compliance.

BANNER CORPORATION 2023 PROXY STATEMENT	27

Corporate Governance    |    Stock Ownership Guidelines

Stock Ownership Guidelines

Banner has had stock ownership guidelines since October 2015. As originally adopted by the Board of Directors, the ownership requirements applied to Banner’s non-employee directors. The Board later expanded the guidelines to also apply to Banner’s executive officers. Directors and executive officers are required to own shares of Banner’s common stock equal to a multiple of the relevant individual’s base salary or annual cash retainer as shown in the table below. In 2021, the Board doubled the multiples applicable to the Chief Executive Officer and Executive Vice Presidents.

Position	Stock Ownership Guideline

Non-employee Director	3X annual cash retainer

Chief Executive Officer	6X base salary

Executive Vice President	2X base salary

Directors and executives are permitted to meet the ownership guidelines over time and are restricted from divesting shares until the requisite ownership level is met. As of March 23, 2023, the record date, 6 of our 10 non-employee directors, and Mr. Grescovich and 5 of the remaining 12 executive officers, exceeded the ownership requirements under the guidelines. The directors and executive officers who do not currently meet the ownership requirements are in the process of fulfilling the applicable requirements over time.

28	BANNER CORPORATION 2023 PROXY STATEMENT

Environmental, Social and Governance (ESG): Supporting Sustainability

Environmental, Social and Governance (ESG): Supporting Sustainability

We believe that operating a sustainable business is a multi-faceted undertaking. We recognize that incorporating sustainable practices into our strategy and operations is essential to creating long-term shareholder value, and we pursue ESG initiatives that support this objective. We know our human capital is integral to our long-term success. Accordingly, we invest in our employees and aim to offer competitive compensation and benefits, career development and advancement opportunities, and an equitable and inclusive culture. We also strive to create positive change in the communities we serve, through our day-to-day business activities, longer-term strategic initiatives and charitable support. Strong governance has long been a key component of our success, and we continuously seek to enhance our governance practices. We believe that environmental considerations are critically important and we actively support clients pursuing innovative, environmentally responsible endeavors. We are also taking steps to begin assessing our own environmental impact. These considerations are discussed in greater detail on our website at www.bannerbank.com/esg. Detailed human capital metrics are provided in our most recent Annual Report on Form 10-K, as filed with the SEC.

Human Capital

Talent Acquisition and Attrition.

•

In 2022, we formally launched a Flexible Workplace Program designed to support hiring talent from a more diverse group of candidates, improve the work experience for our employees, enhance retention and strengthen our leadership pipeline. Nearly 40% of our workforce worked remotely in 2022, with women representing approximately 65% of that population and people of color representing nearly 20%.

•

We remain highly focused on retention of female talent. In an effort to retain more of our existing female talent and facilitate their progress into leadership roles, we introduced two employee resource groups (ERGs) in 2022 – the Women in Leadership ERG where participants can share experiences and gain inspiration for progressing their careers; and the Working Parents and Caregivers ERG for employees who are, or are preparing to be, the primary caregivers to young family members and/or elders.

Employee Engagement. We utilize anonymous employee surveys to seek valuable feedback on key initiatives and leverage the results to improve current programs and develop new programs. In 2022, we focused on employee well-being by adding a pulse survey to address employee burnout.

Benefits.

•

At the beginning of 2022, we launched our parental leave program which provides eight weeks of leave for both birth and non-birth parents, as well as adoption or surrogacy. In addition to traditional sick leave of up to ten days per year, in 2022 we added (1) 12 weeks of short-term disability coverage, and (2) a new paid company holiday – Juneteenth – a historically important day that aligns with our diversity and inclusion efforts.

•	In 2022, we were pleased to add a wellness coach benefit (which can also be shared with up to five non-family members) that provides unlimited free one-on-one personal coaching in several

BANNER CORPORATION 2023 PROXY STATEMENT	29

Environmental, Social and Governance (ESG): Supporting Sustainability

different categories such as fitness, nutrition, life coaching, and financial coaching, as well as a range of tools to improve sleep quality.

Diversity, Equity and Inclusion.

•

Our cross-functional, employee-led DEI council provides leadership and serves as a catalyst for inclusion and diversity initiatives across our organization. The DEI council is intended to help develop effective strategies to encourage diversity, equity and inclusion in our workplace as well as to attract, develop and retain diverse talent.

•

Our CEO, Mark Grescovich, has signed the CEO Action for Diversity & Inclusion Pledge to demonstrate our commitment to fostering a diverse and inclusive workplace. With this commitment, among other things, we provide unconscious bias training to all of our employees to help them recognize their blind spots.

Social Contributions and Community Support

Banner has a positive impact on the communities it serves in a variety of ways. One key measure of the Bank’s community impact is its Community Reinvestment Act rating, which is issued by the FDIC. Banner Bank received a rating of “Outstanding” in its most recent examination. This is the highest rating available and indicates that the FDIC has determined the Bank has an outstanding record of helping to meet the credit needs of its assessment area, including low- and moderate-income neighborhoods, in a manner consistent with its resources and capabilities.

Volunteerism. We strive to be a good corporate citizen by encouraging employees to be engaged in the communities where they live and work. To help remove roadblocks to volunteering, we offer Community Connections, a program that offers employees up to 16 hours of paid time off to volunteer at non-profit organizations of their choice. We also encourage employees to serve in leadership roles in these organizations as part of their professional development. We are proud to support many local community organizations through financial contributions and employee-driven volunteerism, including Junior Achievement, United Way and hundreds of other organizations.

Governance

•	To further increase our accountability to shareholders, we began declassifying our Board so that by 2025 all directors will be up for election annually.

•	To foster mutual learning and understanding between the Board and executives, we launched a program to assign each director to a specific executive committee member.

•	We have increased the use of executive sessions at both the committee and Board levels to provide more opportunities for candid and confidential conversations.

Environmental Responsibility

In 2022, under the oversight of our Board’s Risk Committee, Banner began construction of a formal climate risk management program. This program will provide broad governance over climate risks and support compliance with developing regulations regarding climate risk management.

Energy Usage. At the sites we own, all new or replacement building generators, where required, are now powered by natural gas, not diesel. When HVAC systems need to be retired, we upgrade to high-

30	BANNER CORPORATION 2023 PROXY STATEMENT

Environmental, Social and Governance (ESG): Supporting Sustainability

efficiency systems as standard. Two sites have been upgraded to fully automated HVAC energy management systems.

Water usage. While our water footprint is relatively low, we plan on continuing to explore ways to reduce water usage across our owned properties. For example, in water stressed locations, particularly in California, we are working to increase hardscaping at our sites to reduce water consumption. We increased hardscaping at three sites in 2022.

Fleet management. We have also reduced the internal combustion engine cars in our company fleet from 25 to just four over recent years and have moved to a rental model, which allows us to use more energy-efficient vehicles.

BANNER CORPORATION 2023 PROXY STATEMENT	31

Directors’ Compensation    |    Director Compensation Table

Directors’ Compensation

Director Compensation Table

The following table shows the compensation paid to our directors for 2022, with the exception of Mark J. Grescovich, a director and our President and Chief Executive Officer, whose compensation is included in the section entitled “Executive Compensation.”

Name	Fees Earned or Paid in Cash ($)(1)		Stock Awards ($)(1)	All Other Compensation ($)	Total ($)

Ellen R.M. Boyer	63,375		66,839	42 (2)	130,256

Connie R. Collingsworth	64,000		62,272	3,086 (2)(3)	129,358

Margot J. Copeland	42,500		65,517	—	108,017

Roberto R. Herencia	87,750		86,834	2,685 (2)(3)	177,269

David A. Klaue	58,000		56,174	3,760 (2)(3)	117,934

John R. Layman	59,000	(4)	56,174	2,682 (2)(3)	117,856

David I. Matson (5)	26,083		—	12,633 (2)(3)	38,716

Brent A. Orrico (5)	31,750		—	12,170 (2)	43,920

John Pedersen	61,375		63,839	1,770 (2)	129,984

Kevin F. Riordan	77,000	(4)	66,357	2,725 (2)(3)	146,082

Merline Saintil (5)	23,750		—	28,453 (2)(3)	52,203

Terry Schwakopf	64,500		63,839	317 (2)(3)	128,656

Paul J. Walsh	49,167		65,517	—	114,684
(1)

Represents the aggregate grant date fair value of awards, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, “Compensation – Stock Compensation” (“FASB ASC Topic 718”). For a discussion of valuation assumptions, see Note 1 of the Notes to Consolidated Financial Statements in Banner’s Annual Report on Form 10-K for the year ended December 31, 2022. The directors had the following number of unvested stock awards or restricted stock units outstanding on December 31, 2022: Ms. Boyer, Mr. Pedersen and Ms. Schwakopf, 1,141 each; Ms. Collingsworth, 1,113; Ms. Copeland and Mr. Walsh, 1,171 each; Mr. Herencia, 1,552; Mr. Klaue and Mr. Layman, 1,004 each; and Mr. Riordan, 1,186.

(2)	Includes dividends and/or dividend equivalents accrued during 2022 on restricted stock and/or restricted stock units.
(3)

Includes business and occupation tax reimbursement. Effective July 1, 2010, Washington State subjects directors’ fees to a 1.8% business and occupation tax, which may be reduced by a small business tax credit allowance. Banner has agreed to reimburse or pay the tax on the director’s behalf.

(4)	Includes fees deferred pursuant to a deferred fee agreement, as described below.
(5)	Effective May 18, 2022, Mr. Matson and Mr. Orrico retired, and Ms. Saintil resigned from the Board.

Non-employee directors receive an annual cash retainer of $45,000, paid monthly, and an annual restricted stock or restricted stock unit award of $55,000. Annual cash retainers for committee members (including the committee chairs) are as follows: Audit Committee, $8,000; Compensation and Human Capital Committee, $6,000; Corporate Governance/Nominating Committee, $5,000; Credit Risk Committee, $6,000; and Risk Committee, $6,000. The Board Chair and various committee chairs receive additional retainers as follows, paid 50% in cash and 50% in restricted stock or restricted stock units: the Board Chair, $60,000; the Audit Committee Chair, $20,000; the Compensation and Human Capital

32	BANNER CORPORATION 2023 PROXY STATEMENT

Directors’ Compensation    |    Director Compensation Table

Committee Chair, the Credit Risk Committee Chair and the Risk Committee Chair $15,000 each; and the Corporate Governance/Nominating Committee Chair, $12,000. These fees compensate the directors for service on the Boards of Directors of both Banner Corporation and Banner Bank and are paid equally by each entity.

In order to encourage the retention of qualified directors, we have entered into deferred fee agreements whereby directors may defer payment of all or a portion of their regular fees. Each participant may direct the investment of the deferred fees toward the purchase various investment funds offered under Banner’s nonqualified deferred compensation plan. We have established grantor trusts to hold the investments. The assets of the trusts are considered part of our general assets and the directors have the status of unsecured creditors of Banner with respect to the trust assets. The deferred fee agreements provide pre-retirement death and disability benefits in an amount equal to the value of the director’s account balance upon the occurrence of either event. A director may receive the balance of his or her account in a lump sum or in annual installments over a period as previously elected at the time of enrollment. In connection with its acquisitions, Banner also assumed liability for certain deferred compensation plans for the acquired institutions’ directors. At December 31, 2022, our estimated deferred compensation liability accrual with respect to non-employee directors under these agreements was $4.0 million.

BANNER CORPORATION 2023 PROXY STATEMENT	33

Compensation Discussion and Analysis    |    Executive Summary

Compensation Discussion and Analysis

This section discusses our executive compensation philosophy and programs, and is intended to give context to the tables that follow in the section entitled, “Executive Compensation.” In particular, we address the 2022 compensation of the following named executive officers:

Name	Title

Mark J. Grescovich	President and Chief Executive Officer

Peter J. Conner	Executive Vice President and Chief Financial Officer

Cynthia D. Purcell	Executive Vice President and Chief Strategy and Administration Officer

James M. Costa	Executive Vice President and Chief Risk Officer

M. Kirk Quillin	Executive Vice President and Chief Commercial Officer

Executive Summary

2022 Corporate Highlights. Banner’s successful execution of its super community bank model and strategic initiatives has delivered solid core operating results and profitability over the last several years. For the year ended December 31, 2022, Banner reported net income available to common shareholders of $195.4 million, or $5.67 per diluted share, compared to $201.0 million or $5.76 per diluted share for 2021. Banner’s longer term strategic initiatives continue to focus on originating high quality assets and client acquisition, which we believe will continue to generate strong revenue while maintaining Banner’s moderate risk profile.

Highlights of performance in 2022 include:

•	Revenues increased 6%, to $628.4 million, compared to $593.3 million for the prior year.

•	Net income decreased to $195.4 million, or $5.67 per diluted share, compared to net income of $201.0 million, or $5.76 per diluted share for the prior year.

•	Net interest income increased 11% to $553.2 million, compared to $496.9 million for the prior year.

•	Net interest margin, on a tax equivalent basis, was 3.68% compared to 3.39% in the prior year.

•	Non-interest income decreased to $75.3 million, compared to $96.4 million for the prior year.

•	Non-interest expense decreased to $377.3 million, compared to $380.1 million for the prior year.

•	Return on average assets was 1.18%, compared to 1.24% in the prior year.

•	Efficiency ratio was 60.04%, compared to 64.06% in the prior year.

•	Net loans receivable increased 12% to $10.01 billion at December 31, 2022, compared to $8.95 billion a year prior.

•	Non-performing assets decreased to $23.4 million, or 0.15% of total assets, at December 31, 2022, compared to $23.7 million, or 0.14% of total assets, a year prior.

•	The allowance for credit losses – loans was $141.5 million, or 1.39% of total loans receivable, at December 31, 2022, compared to $132.1 million, or 1.45% of total loans receivable a year prior.

•

Core deposits (non-interest-bearing and interest-bearing transaction and savings accounts) decreased to $12.90 billion at December 31, 2022, compared to $13.49 billion a year prior. Core deposits represented 95% of total deposits at December 31, 2022.

34	BANNER CORPORATION 2023 PROXY STATEMENT

Compensation Discussion and Analysis    |    Executive Summary

•	Cash dividends paid to shareholders were $1.76 per share, compared to $1.64 for the prior year.

•	Common shareholders’ equity per share decreased to $42.59 at December 31, 2022, compared to $49.35 a year prior.

Banner reports its financial results in accordance with general accepted accounting principles in the United States (“GAAP”). However, management uses both GAAP and non-GAAP financial measures as it believes the additional non-GAAP measures can provide useful and comparative information – for example, to assess trends in Banner’s core operations. These non-GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP. A reconciliation of these non-GAAP financial measures can be found beginning on page 44 of our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC or, to the extent such measures are not included in the Form 10-K, in relevant footnotes within this Proxy Statement. Because not all companies use the same calculations, our presentation may not be comparable to other similarly titled measures as calculated by other companies.

2022 Executive Compensation. Our executive compensation program is designed to encourage and reward sustainable growth in company value while prudently managing risk and aligning the interests of our executives with those of our shareholders. The structure of our program has been important in support of our growth objectives and the critical need to keep our most senior leaders focused on the execution of our business strategy. Our executive compensation program focuses primarily on three components: base salary, short-term incentive compensation and long-term incentive compensation. The pay-for-performance and governance principles that guide our program were fundamental to the compensation decisions made by the Compensation and Human Capital Committee for 2022, as further detailed in the “What Guides Our Program” section below.

Results of Shareholder Vote on Executive Compensation. We are required to periodically permit shareholders to vote to approve executive compensation, commonly known as a say-on-pay proposal. At the 2022 annual meeting of shareholders, the resolution was approved by more than 98% of the shares present for purposes of voting on executive compensation. The Board and the Compensation and Human Capital Committee considered the affirmative vote of the shareholders on the say-on-pay resolution at last year’s annual meeting as additional confirmation that our existing executive compensation practices were reasonable and aligned with the interests of our shareholders.

BANNER CORPORATION 2023 PROXY STATEMENT	35

Compensation Discussion and Analysis    |    Executive Summary

Executive Compensation Practices. We are committed to strong compensation governance and continually monitor the evolution of best compensation practices. Key practices incorporated into our program are reflected below.

What We Do	What We Don’t Do

Regular review of pay versus performance

•  Ongoing review by the Compensation and Human Capital Committee

•  Includes both absolute and relative assessment

•  Involves use of compensation benchmarking peer group (see “Peer Group” section)

Rigorous and diversified performance metrics

•  Annual review by the Compensation and Human Capital Committee

•  Measurable goals established for both annual and long-term incentive awards

•  Goals are diversified and rigorous but attainable

Clawback of compensation

•  The Executive and Long-term Incentive Plans both provide that incentive awards are subject to clawback if Banner is required to prepare an accounting restatement due to error, omission or fraud

Use of double-triggers

•  Change-in-control severance arrangements and accelerated vesting on equity awards require double-trigger for benefit eligibility

•  Change-in-control will not automatically entitle an executive to severance benefits or acceleration of vesting in outstanding equity awards

•  Second trigger involves executive’s loss of job, significant adverse change to employment terms and conditions, or denial of continuation or replacement of outstanding unvested awards by the acquiring company

Review of Committee charter

•  The Compensation and Human Capital Committee reviews its charter annually to incorporate best-in-class compensation oversight practices

Independent compensation consultant

•  The Compensation and Human Capital Committee engages an independent compensation consultant for advice

No repricing or cash buyouts of underwater stock options or stock appreciation rights

•  Exercise prices may not be reduced

•  Outstanding awards may not be replaced with stock options or stock appreciation rights with a lower exercise price except in limited circumstances or with shareholder approval

•  Buyouts of underwater stock options or stock appreciation rights are not permitted

No excessive perquisites

•  Limited executive perquisites consistent with the practices of our peer group and other comparable financial institutions

No tax gross-ups

•  Parachute excise tax reimbursements and gross-ups will not be provided upon a change-in-control

36	BANNER CORPORATION 2023 PROXY STATEMENT

Compensation Discussion and Analysis    |    What Guides Our Program

What Guides Our Program

Objectives and Overview of the Compensation Program. Our executive compensation policies are designed to establish an appropriate relationship between executive pay and Banner’s annual and long-term performance, to reflect the attainment of short- and long-term financial performance goals, to enhance our ability to attract and retain qualified executive officers, and to align the interests of management and shareholders.

PRINCIPLES UNDERLYING OUR EXECUTIVE COMPENSATION POLICIES

•	Attract and retain key executives who are vital to our long-term success and are of the highest caliber

•	Provide levels of compensation competitive with those offered throughout the financial industry and consistent with our level of performance, complexity and asset size

•	Motivate executives to enhance long-term shareholder value by granting awards tied to the value of our common stock

•	Integrate the compensation program with our annual and long-term strategic planning and performance measurement processes

•

Develop, execute and govern all incentive compensation plans to discourage imprudent or excessive risk-taking and balance financial reward in a manner that supports Banner and its clients, employees and shareholders

The Compensation and Human Capital Committee considers a variety of objective and subjective factors in determining the compensation package for individual executives including: (1) the performance of Banner as a whole, with emphasis on annual performance factors and long-term objectives; (2) the responsibilities assigned to each executive; and (3) the performance of each executive of assigned responsibilities as measured by the progress of Banner during the year. Line of business results are also considered for relevant executives, as described below in the “Short-term Incentive Compensation” section.

Target Total Direct Compensation. A significant portion of total compensation opportunity for our executives is performance-based, with goals focused on growing sustainable company value while prudently managing risk. Performance-based pay comprised 53% of our Chief Executive Officer’s target total direct compensation opportunity in 2022 and an average of 41% for the other named executive officers. The following chart provides a summary (individual pay component percentages may not sum precisely due to rounding):

CEO TARGET COMPENSATION MIX	OTHER NEO TARGET COMPENSATION MIX (AVERAGE)

BANNER CORPORATION 2023 PROXY STATEMENT	37

Compensation Discussion and Analysis    |    Compensation Benchmarking

Compensation Governance. The Compensation and Human Capital Committee of the Banner Board of Directors is responsible for setting the policies and compensation levels for Banner directors, officers and employees, while the Compensation and Human Capital Committee of the Banner Bank Board of Directors is responsible for setting the policies and compensation levels for Banner Bank directors, officers and employees. Banner Bank is the primary subsidiary of Banner. Each Committee is responsible for evaluating the performance of the Chief Executive Officer, while the Chief Executive Officer evaluates the performance of other executive officers and makes recommendations to the appropriate Committee regarding compensation levels. The Chief Executive Officer is not permitted to attend Committee meetings during any voting or deliberations regarding his compensation.

Use of Compensation Consultants. From time to time, Banner’s Compensation and Human Capital Committee engages outside advisors to assist the Committee with its responsibilities. The Committee has engaged Pearl Meyer & Partners (Pearl Meyer), an independent consulting firm, to serve as the independent consultant to the Committee regarding executive and director compensation matters. Pearl Meyer is retained by, and reports directly to, the Committee, and provided no other services to Banner in 2022. Based on standards promulgated by the SEC and Nasdaq to assess compensation advisor independence, as well as the analysis conducted by Pearl Meyer in its independence review, the Compensation and Human Capital Committee has concluded that Pearl Meyer is an independent and conflict-free advisor to the Committee.

Compensation Benchmarking

The Compensation and Human Capital Committee uses comparative executive compensation data publicly available from a designated peer group of companies in combination with executive compensation survey data to evaluate the competitiveness of Banner’s executive compensation program. The Committee’s objective is to set total target compensation and benefit levels within the median range of market pay and benefit levels. Total compensation opportunities are intended to be consistent with market practices as established by the peer group described below to help Banner attract and retain talented executives and incentivize them to produce superior long-term shareholder returns.

The Compensation and Human Capital Committee reviews market compensation levels to determine whether total target compensation for our executive officers remains in the targeted median pay range and makes adjustments when appropriate. This assessment includes evaluation of base salary, annual incentive opportunities and long-term incentives. In addition, the Committee reviews other items of compensation and total rewards such as health benefits and retirement benefits in comparison to market. The Committee also reviews the competitive performance of Banner’s peers to help establish performance targets for incentive plans and to assess appropriate payout levels for performance. In analyzing this information, the Committee compares the pay of individual executives if it believes the positions are sufficiently similar to make meaningful comparisons and considers each executive’s level of responsibility, prior experience, job performance, contribution to Banner’s success and results achieved.

Peer Group. When establishing base salaries and target pay opportunities for our named executive officers for 2022, the Compensation and Human Capital Committee in June 2021 reviewed competitive market data prepared by Pearl Meyer based on the 2021 peer group, which consisted of 20 financial institutions headquartered throughout the United States, ranging in total assets from approximately $11 billion to $29 billion as of December 31, 2020. Each year the Compensation and Human Capital Committee, working with its independent compensation consultant, reviews the composition of the

38	BANNER CORPORATION 2023 PROXY STATEMENT

Compensation Discussion and Analysis    |    Compensation Risk Management

peer group and determines when changes should be made. The 2022 peer group was adjusted to remove four companies that were impacted by merger and acquisition activity and/or no longer met the desired size or business model criteria, and to include three companies meeting the criteria, resulting in 19 financial institutions ranging in total assets from approximately $12 billion to $26 billion as of December 31, 2021. In addition to providing benchmark data for the Committee’s consideration when establishing our named executive officers’ base salaries and target pay opportunities for 2023, the 2022 peer group is used for purposes of calculating relative performance under the 2022 Executive Incentive Plan described below. The members of our 2021 and 2022 peer groups are as follows:

Ameris Bancorp**	Home BancShares, Inc.
Atlantic Union Bankshares Corporation	Independent Bank Group, Inc.
Columbia Banking System, Inc.*	NBT Bancorp Inc.
CVB Financial Corp.	Pacific Premier Bancorp, Inc.
First Busey Corporation	Renasant Corporation
First Financial Bancorp	Sandy Spring Bancorp, Inc.**
First Interstate BancSystem, Inc.	Simmons First National Corporation
First Merchants Corporation	Trustmark Corporation
First Midwest Bancorp, Inc.*	Umpqua Holding Corporation*
Glacier Bancorp, Inc.	United Community Banks, Inc.
Great Western Bancorp, Inc.*	WesBanco, Inc.**
Heartland Financial USA, Inc.
*	2021 peer group only; removed in 2022
**	Added to peer group in 2022

Compensation Risk Management

We strive to align incentives with the risk and performance frameworks of the Company. The Company’s “pay for performance” philosophy connects individual, operating unit and Company results to compensation, providing employees with opportunities to share in the Company’s overall growth and success. We develop, execute and govern all incentive compensation plans to discourage imprudent or excessive risk-taking and balance financial reward in a manner that supports our clients, employees and Company.

2022 Compensation Program Decisions in Detail

The Compensation and Human Capital Committees focus primarily on the following three components in forming the total compensation package for our named executive officers:

Base Salary	Short-Term Incentive Compensation	Long-Term Incentive Compensation

Base Salary. The salary levels of named executive officers are designed to be competitive within the banking and financial services industries. The Compensation and Human Capital Committees take a number of factors into account when setting the base salaries of the named executive officers. These factors include peer data provided by compensation consultants, the officer’s level of experience, the

BANNER CORPORATION 2023 PROXY STATEMENT	39

Compensation Discussion and Analysis    |    2022 Compensation Program Decisions in Detail

responsibilities assigned to the officer, the officer’s performance during the previous year, and Banner’s overall financial health. In 2022, Mr. Grescovich received an increase consistent with general staff salary increases for the year. Mr. Conner and Mr. Quillin received larger increases to more closely reflect median market range for their respective positions. Ms. Purcell’s increase was determined in connection with her promotion to Chief Strategy and Administration Officer. Mr. Costa was a new hire in late 2021 and did not receive a base salary increase for 2022.

Named Executive Officer	2021 Base Salary	2022 Base Salary ($)	% Increase

Mark J. Grescovich	844,132	869,456	3.00%

Peter J. Conner	422,280	465,000	10.12%

Cynthia D. Purcell	371,030	425,000	14.55%

James M. Costa	410,000	410,000	0.00%

M. Kirk Quillin	320,672	340,000	6.03%

Incentive Compensation. The Compensation and Human Capital Committee believes that performance-based pay opportunities and stock ownership by our officers are significant factors in aligning the interests of the officers with those of shareholders. Awards granted under our incentive plans are determined based upon the officers’ level of responsibility and expected contributions to Banner and Banner Bank as judged by the Compensation and Human Capital Committee and the Board of Directors. The Compensation and Human Capital Committee considers a number of factors in granting awards. These factors differ from year to year but are fundamentally driven by the Committee’s view on what is necessary to most effectively support Banner’s business and leadership strategies.

Short-term Incentive Compensation. The Compensation and Human Capital Committee adopted criteria and rules for awarding and paying annual incentive payments to the named executive officers, as set forth in the Banner Corporation 2022 Executive Incentive Plan (“Executive Incentive Plan”). The purpose of the Executive Incentive Plan is to reward executives for their contributions to the performance and success of Banner and Banner Bank. Each participant is assigned a target award opportunity, which is expressed as a percentage of base salary, and a range of payout opportunities from 0% up to 150% of the target incentive. Awards are determined based on a weighted combination of corporate goals, individual performance goals and, where applicable, line of business goals. These goals and weightings, with the exception of those for the Chief Executive Officer, are established and proposed by the Chief Executive Officer, subject to the approval of the Compensation and Human Capital Committee. The weighted combination of corporate and individual performance goals for the Chief Executive Officer is determined by the Compensation and Human Capital Committee.

The annual incentive opportunities for the named executive officers, expressed as a percentage of base salary earned during 2022, were as follows:

Executive	Below Threshold	Threshold (50%)	Target (100%)	Stretch/Max (150%)

Chief Executive Officer	0%	45%	90%	135%

Other Named Executive Officers	0%	25-32.5%	50-65%	75-97.5%

For 2022, corporate goals were weighted 80% and individual goals were weighted 20% for Executive Incentive Plan participants whose opportunities do not include a line of business component. For those Executive Incentive Plan participants whose incentive opportunities include a line of business component, corporate goals were weighted 70%, line of business goals were weighted 20% and individual goals were weighted 10%.

40	BANNER CORPORATION 2023 PROXY STATEMENT

Compensation Discussion and Analysis    |    2022 Compensation Program Decisions in Detail

The portion of the Executive Incentive Plan award tied to corporate performance is based on relative and absolute performance measures. If Banner’s financial performance relative to its peer group of financial institutions (see the “Compensation Benchmarking” and “Peer Group” sections above) is below the 25th percentile, the payout associated with that measure will not exceed the target payout, regardless of absolute performance, unless the Compensation and Human Capital Committee exercises discretion to waive the threshold requirement. For 2022, the Compensation and Human Capital Committee approved the following corporate performance measures for the named executive officers:

Performance Measure (1)				Weighting (CEO and Non-Line of Business Executive)	Weighting (Line of Business Executive)
	Threshold	Target	Stretch

Absolute Performance Goals

Pretax Pre-provision (“PTPP”) Return on Average Assets (2)	1.17%	1.34%	1.48%	30%	20%

Efficiency Ratio (3)	64.14%	61.01%	58.47%	25%	25%

Total Operating Revenue (4)	$540.70 million	$568.45 million	$593.06 million	15%	15%

Line of Business PTPP ROA – Community Banking (5)	1.18%	1.22%	1.28%	n/a	10%

Line of Business PTPP ROA – Commercial Banking Group (5)	0.61%	0.69%	0.80%	n/a	10%

Line of Business Efficiency Ratio – Community Banking (6)	43.44%	41.72%	39.58%	n/a	10%

Line of Business Efficiency Ratio – Commercial Banking (6)	67.50%	59.55%	49.75%	n/a	10%

Performance Goal Relative to Peer Banks

Ratio of Non-performing Assets to Total Assets (%) (7)	25th percentile	50th percentile	75th percentile	10%	10%

Payout as a Percentage of Target	50%	100%	150%
(1)

In March 2022, the Compensation and Human Capital Committee selected the participants under the Executive Incentive Plan and established performance goals for all participants. The Community Banking and Commercial Banking Group line of business performance metrics were adjusted in February 2023 to appropriately reflect organizational and business model changes over the course of 2022.

(2)

Defined as net income before taxes and prior to provision for credit losses, excluding foreclosed property expense, and amortization of intangibles, adjusted to remove realized gains/(losses) on securities, nonrecurring items and trading account income and Washington B&O tax expenses, divided by Average Total Assets.

(3)

Efficiency Ratio reflected in the table above and used for compensation decisions is a non-GAAP financial measure defined as noninterest expense before foreclosed property expense, amortization of intangibles, and goodwill impairments as a percent of net interest income and noninterest revenues, excluding realized gains/(losses) on securities, nonrecurring items, trading account income and Washington B&O tax expenses. This ratio may exclude certain nonrecurring expense items that would

BANNER CORPORATION 2023 PROXY STATEMENT	41

Compensation Discussion and Analysis    |    2022 Compensation Program Decisions in Detail

not be excluded when calculating the Efficiency Ratio pursuant to GAAP. The Efficiency Ratio used for purposes of the compensation decisions reflected in this Proxy Statement is based on the Adjusted Efficiency Ratio described in Banner’s Annual Report on Form 10-K for the year ended December 31, 2022, with a further exclusion of $3.5 million in contingent legal reserve accruals in 2022.
(4)

Defined as net interest income plus non-interest income, adjusted to remove trading account income; Total Operating Revenue does not include realized gains/(losses) on securities or nonrecurring revenue.

(5)

Defined as Pretax, Pre-provision, Pre-allocated Return on Average Assets (ROAA) for the respective business line, determined based on income before income taxes (including Washington B&O tax expenses), excluding provision for loan losses, foreclosed property expense and amortization of intangibles, nonrecurring items as determined by the finance group, and realized gains/(losses) on securities. The Community Banking line of business metric was used for Ms. Purcell’s incentive plan performance calculation; and the Commercial Banking Group line of business metric was used for Mr. Quillin’s calculation.

(6)

Defined as noninterest expense before foreclosed property expense, amortization of intangibles, and goodwill impairments as a percent of net interest income and noninterest revenues, excluding realized gains/(losses) on securities, nonrecurring items, trading account income (as identified by S&P Global Market Intelligence) and Washington B&O tax expenses for the respective business line.

(7)	Defined as nonaccrual loans and leases, renegotiated loans and leases, and real estate owned as a percentage of total assets, as of December 31, 2022.

Individual performance goals are established toward the beginning of each plan year. An executive’s individual and line of business goals may relate to responsibilities, projects and initiatives specific to the executive’s business or function that are not covered in the corporate performance measurements, and may include areas such as: environmental, social and governance (ESG); diversity, equity and inclusion (DEI); succession planning; merger and acquisition and related integration activities; new software or program implementation; and efficiency initiatives. The Compensation and Human Capital Committee has the discretion to adjust awards as needed to reflect the business environment and market conditions that may affect Banner’s performance and incentive plan funding, or to waive, change or amend any of the Plan provisions as it deems appropriate. Incentive awards are subject to clawback if Banner is required to prepare an accounting restatement due to error, omission or fraud. (For additional information, refer to the “Compensation Discussion and Analysis – Other Practices, Policies and Guidelines” section of this Proxy Statement.)

2022 Executive Incentive Plan Results. The following table summarizes Banner’s performance and resulting payouts associated with the line of business and corporate goals for 2022.

Absolute Performance Measure	Performance Achieved	Payout Earned as a % of Target

Pretax Pre-provision Return on Average Assets (“PTPP ROA”)	1.61%	150% (1)

Efficiency Ratio	57.47%	150% (1)

Total Operating Revenue	$623,070	150% (1)

Line of Business PTPP ROA – Community Banking (2)	1.32%	150% (1)

Line of Business PTPP ROA – Commercial Banking Group (2)	0.67%	87.5%

Line of Business Efficiency Ratio – Community Banking (2)	40.07%	138.6% (3)

Line of Business Efficiency Ratio – Commercial Banking Group (2)	59.46%	100.5% (3)

Relative Performance Measure

Ratio of Non-performing Assets to Total Assets (4)	82nd percentile	150% (1)
(1)	Performance on this metric exceeded the stretch goal, but payout was capped at 150% of target per the terms of the Executive Incentive Plan.

42	BANNER CORPORATION 2023 PROXY STATEMENT

Compensation Discussion and Analysis    |    2022 Compensation Program Decisions in Detail

(2)	The Community Banking line of business metric was used for Ms. Purcell’s incentive plan performance; and the Commercial Banking Group line of business metric was used for Mr. Quillin’s calculation.
(3)	Performance on this metric exceeded the target goal, qualifying for payout at the calculated level.
(4)	For relative performance purposes, performance is compared to peers as of December 31, 2022 as reported by S&P Global Market Intelligence.

The Compensation and Human Capital Committee awarded Mr. Grescovich with a payout for 2022 individual goal performance equal to $139,997 (90% of target). In determining the payout for Mr. Grescovich, the Committee recognized his leadership of the Banner Forward initiative. Evaluation of 2022 performance against individual goals for the other named executive officers resulted in the following percentages of target payout: 121% for Mr. Conner, 131% for Ms. Purcell, 125% for Mr. Costa and 110% for Mr. Quillin. The above-target payouts for Mr. Conner, Ms. Purcell, Mr. Costa and Mr. Quillin recognized leadership in relation to the Banner Forward initiative, excellence in capital management, strong execution of our branch optimization strategy, achievements in developing our ESG program and superior results related to line of business financial metrics.

The named executive officers earned total annual incentive payouts between 133% and 147% of target opportunity for performance during 2022, as summarized below.

	2022 Executive Incentive Plan Results
Name	Target Bonus (% of Base Salary)	Target Bonus Amount ($)	Payout for Corporate Achievement ($)	Payout for Line of Business Achievement ($)	Payout for Individual Performance ($)	Total Incentive Payout ($)	Total Incentive Payout (% of Target)

Mark J. Grescovich	90%	782,510	933,314	N/A	139,997	1,073,311	137%

Peter J. Conner	65%	302,250	355,758	N/A	71,745	427,503	141%

Cynthia D. Purcell	65%	276,250	290,062	79,726	36,189	405,977	147%

James M. Costa	50%	205,000	246,000	N/A	51,250	297,250	145%

M. Kirk Quillin	50%	170,000	176,386	31,582	18,521	226,488	133%

Please see the discussion beginning on page 40 for more information regarding the Executive Incentive Plan.

Long-term Incentive Compensation. Our shareholders have approved the 2014 Omnibus Incentive Plan and the 2018 Omnibus Incentive Plan. These plans provide for the grant of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, other stock-based awards and other cash awards. The Omnibus Incentive Plans are intended to provide us flexibility in our ability to attract, motivate and retain the services of employees and directors upon whose judgment, interest and special effort we depend. We are currently granting awards under the 2014 Omnibus Incentive Plan to the extent sufficient awards remain available for relevant grants, as well as granting awards under the 2018 Omnibus Incentive Plan. On February 27, 2023, our Board of Directors unanimously adopted, subject to shareholder approval, the 2023 Omnibus Incentive Plan which is described in detail beginning on page 68. The 2023 Omnibus Incentive Plan is strongly focused on pay for performance principles. It emphasizes compensation opportunities that reward our employees and directors when they deliver targeted financial results. Through equity incentives and performance-based compensation, the 2023 Omnibus Incentive Plan also serves to ensure the continuing alignment of the interests of our employees and directors with those of Banner shareholders and the long-term interests of Banner.

BANNER CORPORATION 2023 PROXY STATEMENT	43

Compensation Discussion and Analysis    |    2022 Compensation Program Decisions in Detail

In March 2022, the Committee determined to grant both time-based and performance-based awards to each of the named executive officers. The time-based awards are detailed below in the Grants of Plan-Based Awards table. The time-based restricted stock units vest ratably over a three-year period beginning on March 31, 2023 and ending on the third anniversary of the grant date.

Awards of performance-based restricted stock units (“performance units”) are contingent on attaining pre-established three-year performance goals. The Compensation and Human Capital Committee reviews and approves goals in consultation with management and establishes threshold, target and stretch performance levels and associated payouts. At the end of the performance cycle, resulting payouts are determined based on Banner’s performance relative to the peer financial institutions.

	2020-22 Long-term Incentive Plan – Performance Units Results (1)
Performance Metric	2020-22 Performance Result	Percentile Ranking Relative to Peer Group		Payout Allocation as % of Target	Metric Weighting	Weighted Payout as % of Target

Return on Average Tangible Common Equity (ROATCE)	14.56%	51	st	102%	50%	51%

Total Shareholder Return (TSR)	25.87%	84	th	150%	50%	75%
(1)	2020 Long-term Incentive Plan Results as of December 31, 2022.

Performance units granted in 2020 for the 2020-22 performance cycle vested at 126% of target. The required minimum threshold performance level was the 25th percentile for both performance measures. Please see the discussion beginning on page 43 for more information.

Performance Units for the 2022-24 Performance Cycle. For the awards made in 2022, the Committee approved the following corporate performance measures, weightings and relative performance goals:

		Relative Performance Percentile Ranking (1)

Performance Measure	Weighting	Threshold	Target	Stretch

Return on Average Tangible Common Equity (ROATCE) (2)	50%	25th	50th	75th

Total Shareholder Return (TSR) (3)(4)	50%	25th	50th	75th

Payout as a Percentage of Target		50%	100%	150%
(1)

Peer companies for the 2022-24 performance cycle consist of all U.S. commercial banks (or their holding companies) traded on Nasdaq, NYSE or NYSE American over the entire performance cycle with total assets between 50% and 200% of Banner’s total assets as of December 31, 2024.

(2)

Net income before amortization of intangibles and goodwill (tax-adjusted), divided by average tangible common equity; the measure used for relative comparisons will be an average of the calculated results for the years 2022, 2023 and 2024, each determined separately.

(3)	TSR from January 1, 2022 through December 31, 2024, assuming that dividends paid during the period are reinvested in the respective company’s shares on the ex-dividend date.
(4)

In the event that Banner’s absolute TSR result for the performance cycle is negative, vesting will be limited to 100% of target for this metric, regardless of Banner’s relative performance percentile ranking.

44	BANNER CORPORATION 2023 PROXY STATEMENT

Compensation Discussion and Analysis    |    2022 Compensation Program Decisions in Detail

The Compensation and Human Capital Committee approved target long-term incentive awards expressed as a percentage of base salary which were subsequently denominated in shares based on the average of the closing prices of Banner’s stock on the ten days prior to the date of grant. Target awards for 2022 were allocated between time-based restricted stock units and performance units, illustrated below as a percentage of base salary:

Executive	Total Target Stock-based Award as % of Salary	Time-based Restricted Stock Units as % of Salary	Performance Units as % of Salary

Chief Executive Officer	130%	52%	78%

Other Named Executive Officers	60-80% (1)	30-40% (1)	30-40% (1)
(1)

The target stock-based award for other named executive officers was 80%, except for Mr. Quillin whose target was 60%. Mr. Quillin’s target varied from other named executive officers due to competitive practices for similar roles. The target award for other named executive officers was split evenly between time-based and performance units.

The Grants of Plan-Based Awards Table on page 50 provides additional detail relating to the 2022 restricted stock unit awards for the named executive officers.

Recipients of time-based restricted stock units and/or performance units accumulate dividend equivalents during the restriction period but are only entitled to these dividend equivalents as and when the shares to which the dividend equivalents are attributable become vested. Recipients of time-based restricted stock units and/or performance units do not have the power to vote unvested units. If Banner is required to prepare an accounting restatement due to error, omission or fraud, executive officers may be required to reimburse Banner for part or all of the incentive award made to the officer on the basis of having met or exceeded specific targets for performance periods. The Compensation and Human Capital Committee has the discretion to adjust awards as needed to reflect the business environment and market conditions that may affect Banner’s performance and incentive plan funding.

Performance Units for the 2020-22 Performance Cycle. For the units granted in 2020, the Committee approved the following corporate performance measures, weightings and relative performance goals:

		Relative Performance Percentile Ranking (1)

Performance Measure	Weighting	Threshold	Target	Stretch

Return on Average Tangible Common Equity (ROATCE) (2)	50%	25th	50th	75th

Total Shareholder Return (TSR) (3)	50%	25th	50th	75th

Payout as a Percentage of Target		50%	100%	150%
(1)

Peer companies for the 2020-22 performance cycle consisted of all U.S. commercial banks (or their holding companies) traded on Nasdaq, NYSE or NYSE American over the entire performance cycle with total assets between 50% and 200% of Banner’s total assets as of December 31, 2022.

(2)

Net income prior to amortization of intangibles and goodwill (tax-adjusted), divided by average tangible common equity, from January 1, 2020 through December 31, 2022; the measure used for relative comparisons will be an average of the calculated ROATCE for the calendar years 2020, 2021 and 2022, each determined separately.

(3)	TSR from January 1, 2020 through December 31, 2022; this measure was calculated assuming that dividends during the period were reinvested in each company’s respective shares on the ex-dividend date.

BANNER CORPORATION 2023 PROXY STATEMENT	45

Compensation Discussion and Analysis    |    Other Practices, Policies and Guidelines

Other Practices, Policies and Guidelines

Stock Ownership Guidelines. Directors and executive officers are required to own shares of Banner’s common stock equal to a multiple of the relevant individual’s base salary or annual cash retainer. Directors and executives are permitted to meet the ownership guidelines over time and are restricted from divesting shares until the requisite ownership level is met.

Clawback Policy. In the event that Banner is required to prepare an accounting restatement due to error, omission or fraud, each executive officer must reimburse the Bank for part or the entire incentive award made to that executive officer on the basis of having met or exceeded specific targets for performance periods. The Bank may seek to reclaim incentives within a three-year period of the incentive payout. Additionally, in the event any incentive compensation is paid to a plan participant based upon performance results or other criteria that are deemed materially inaccurate, manipulated, or fraudulent in nature, that compensation was not earned by the plan participant and Banner Bank may recover such amounts paid. Banner Bank has the right to offset the amount of the unearned incentive compensation against any current or future amounts due the plan participant, including, but not limited to, salary, bonus, incentive compensation, severance, deferred compensation or any other funds payable to the plan participant by Banner Bank. Banner is focused on the SEC’s recent rulemaking in this area; once the corresponding rules are finalized by Nasdaq, Banner will review the clawback policy and make adjustments as needed for compliance with the new rules.

Insider Trading Policy. The Board of Directors has also adopted a policy governing trading in Banner’s securities by our directors and officers. This wide-ranging policy covers permissible timing of trades, as well as prohibitions on trades. In particular, the policy prohibits short sales, transaction in publicly-traded options and other types of hedging transactions. The policy also prohibits holding Banner securities in margin accounts or pledging Banner securities for any purpose, with the exception of pledges in effect before the policy was adopted.

Change-in-Control Agreements. We have entered into employment agreements with change-in-control provisions with Mr. Grescovich, Mr. Conner and Ms. Purcell, and we established the Executive Severance and Change in Control Plan for certain executive employees, to encourage their full attention and dedication in the event of a change-in-control of Banner, and to provide them with reasonable compensation and benefits in the event of a change-in-control and a subsequent loss of employment. See “Executive Compensation – Potential Payments upon Termination or Change-in-Control” for more information.

General Benefits and Perquisites. Our named executive officers receive the same benefits as our salaried employees generally, including medical and dental benefits, group term life insurance, and short- and long-term disability protection. Our executive officers are also eligible for certain limited executive perquisites consistent with the practices of our peer group and other comparable financial institutions. See “Executive Compensation – Employment Agreements and Perquisites” for more information.

Retirement Benefits.

•

401(k) Profit Sharing Plan. We provide a 401(k) profit sharing plan. The Board of Directors has appointed an administrative committee of Banner Bank officers to administer the 401(k) plan, and the named executive officers participate in this plan. On an annual basis, the Board of Directors establishes the level of employer contributions to the 401(k) plan, which applies to all eligible participants including the named executive officers. In 2022, we matched participants’ contributions into the 401(k) plan up to four percent of eligible earnings for each payroll period.

46	BANNER CORPORATION 2023 PROXY STATEMENT

Compensation Discussion and Analysis    |    Compensation and Human Capital Committee Report

•

Nonqualified Deferred Compensation Plan. In 2004, we adopted deferred compensation plans which allow executive officers of Banner to defer all or part of their cash compensation or non-qualified stock options until retirement. See “Executive Compensation – Nonqualified Deferred Compensation” for more information.

Compensation Risk Assessment. To support our compensation risk management efforts, we perform an annual formal risk assessment of each of our incentive compensation plans. The risk assessments encompass overall program administration, compensation structure, plan design, performance metrics, termination provisions and regulatory compliance. The risk assessments are presented to the Board’s Compensation and Human Capital Committee and its Risk Committee.

Tax and Accounting Considerations. We have historically structured incentive compensation arrangements with a view toward qualifying them as performance-based compensation exempt from the deduction limitations under Section 162(m) of the Internal Revenue Code (“Section 162(m)”), although we have viewed and continue to view the availability of a tax deduction as only one relevant consideration. The Compensation and Human Capital Committee believes that its primary responsibility is to provide a compensation program that attracts, retains and rewards the executive talent necessary for our success.

Federal tax legislation enacted in December 2017 eliminated the Section 162(m) performance-based compensation exemption prospectively and made other changes to Section 162(m), but with a transition rule that preserved the performance-based compensation exemption for certain arrangements and awards in place as of November 2, 2017. Going forward, in those instances in which the limitations on deductibility under Section 162(m) conflict with our executive compensation philosophy and objectives or with what the Compensation and Human Capital Committee believes to be in the best interests of the shareholders, the Committee may authorize compensation which is not fully deductible for any given year. Therefore, it is anticipated that Section 162(m) will result in a portion of compensation not being deductible for the 2022 tax year and beyond.

Compensation and Human Capital Committee Report

The Compensation and Human Capital Committee of Banner’s Board of Directors has submitted the following report for inclusion in this Proxy Statement:

The Compensation and Human Capital Committee has reviewed and approved the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based on the Committee’s discussion with management, the Compensation and Human Capital Committee recommended that the Board of Directors approve and include the Compensation Discussion and Analysis in this Proxy Statement.

The foregoing report is provided by the following directors, who constitute the Committee as of December 31, 2022:

The Compensation and Human Capital Committee

Ellen R. M. Boyer, Chair

Connie R. Collingsworth

Margot J. Copeland

Roberto R. Herencia

Kevin F. Riordan

BANNER CORPORATION 2023 PROXY STATEMENT	47

Executive Compensation    |    Summary Compensation Table

Executive Compensation

Summary Compensation Table

The following table presents information regarding compensation for our named executive officers.

Name and Principal Position	Year	Salary ($)	Stock Awards ($) (1)	Non-equity Incentive Plan Compensation ($) (2)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($) (3)		All Other Compensation ($) (4)	Total ($)

Mark J. Grescovich President and Chief Executive Officer	2022	864,179	1,079,464	1,073,311	—		106,814	3,123,768
	2021	844,132	987,469	669,295	—		118,073	2,618,969
	2020	839,010	1,031,802	687,249	—		107,410	2,665,471

Peter J. Conner Executive Vice President and Chief Financial Officer	2022	456,100	331,829	427,503	—		40,419	1,255,850
	2021	422,280	330,743	233,753	—		41,278	1,028,054
	2020	410,805	344,052	248,311	—		32,926	1,036,094

Cynthia D. Purcell Executive Vice President and Chief Strategy and Administration Officer	2022	425,000	333,949	405,977	503,226	(5)	35,928	1,704,080
	2021	371,030	290,574	199,076	104,677	(5)	37,292	1,002,649
	2020	368,778	302,325	219,128	175,767	(5)	30,241	1,096,240

James M. Costa (6) Executive Vice President and Chief Risk Officer	2022	410,000	322,169	297,250	—		14,753	1,044,172

M. Kirk Quillin (6) Executive Vice President and Chief Commercial Executive	2022	335,971	188,943	226,488	—		32,874	784,279
	2021	320,672	156,944	187,674	—		33,549	698,839

(1)

Represents the aggregate grant date fair value of awards, computed in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see Note 1 of the Notes to Consolidated Financial Statements in Banner’s Annual Report on Form 10-K for the year ended December 31, 2022. Includes both time-based and performance-based restricted stock unit awards as described beginning on page 43 of this Proxy Statement under “Long-term Incentive Compensation.” The fair value of the portion of the performance units that is tied to return on average tangible common equity is based on the stock price on the date of grant; the fair value of the portion of the performance units that is tied to total shareholder return is based on a statistical “Monte Carlo simulation” modeling technique that simulates potential stock price movements and all potential outcomes of achievement of the goal. The performance unit awards are reported at the target level of achievement. If the performance unit awards were reported at the maximum level, the 2022 values for performance unit awards- and time-based restricted stock unit awards would have been as follows: for Mr. Grescovich, $1,404,948; for Mr. Conner, $415,333; for Ms. Purcell, $417,987; for Mr. Costa $403,244; for Mr. Quillin, $236,474.

(2)	Cash incentives earned under the Executive Incentive Plan.
(3)	See “Pension Benefits” below for a detailed discussion of the assumptions used to calculate the Change in Pension Value.
(4)	Please see the table below for more information on the other compensation paid to our executive officers in 2022.
(5)

Represents an increase in the value of Ms. Purcell’s SERP of $503,226 for 2022, $104,677 for 2021 and $175,767 for 2020. The increases in SERP value were inadvertently omitted from Ms. Purcell’s Total ($) amounts in last year’s Proxy Statement. The Total ($) shown above for 2021 and 2020 reflect the corrected totals.

(6)	Mr. Costa was not a named executive officer in 2021 or 2020. Mr. Quillin was not a named executive officer in 2020.

48	BANNER CORPORATION 2023 PROXY STATEMENT

Executive Compensation    |    Summary Compensation Table

All Other Compensation. The following table sets forth details of “All Other Compensation,” as presented above in the Summary Compensation Table. The amounts reflected constitute contributions by Banner or Banner Bank for 2022.

Name	Employer 401(k) Matching Contribution ($)	Dividends ($) (1) (2)		Life Insurance Premium ($)	Club Dues ($)	Company Car Allowance ($)	Other ($) (3)	Total ($)

Mark J. Grescovich	12,200	87,289	(4)	1,665	346	5,139	175	106,814

Peter J. Conner	12,200	21,694		—	350	6,000	175	40,419

Cynthia D. Purcell	12,200	20,651		495	1,596	986	—	35,928

James M. Costa	12,200	1,853		—	—	—	700	14,753

M. Kirk Quillin	12,200	10,624		—	350	9,000	700	32,874
(1)	Consists of dividends and dividend equivalents accrued and paid in 2022 on restricted stock and restricted stock units.
(2)	Also includes dividends earned and paid in relation to performance unit awards granted in 2019 and disbursed to executives in 2022.
(3)	Includes technology allowance, mobile phone allowance and work from home setup allowance.
(4)	Also includes dividend equivalents on vested but deferred restricted stock units.

Employment Agreements and Perquisites. We have entered into employment agreements with Mr. Grescovich, Mr. Conner and Ms. Purcell. The initial term of each agreement may be extended annually for an additional year at the discretion of the Board of Directors or a committee appointed by the Board. The employment agreements were extended on July 1, 2022 for each of these named executive officers. The agreements provide that each executive’s annual base salary is reviewed annually and may be adjusted from time to time to reflect amounts approved by the Board or the Compensation and Human Capital Committees.

The executives may participate with other executive officers of Banner Bank in such performance-based and discretionary bonuses, and incentive compensation opportunities, if any, as are authorized by the Board or Board committee. The executives also may be eligible to participate in equity or incentive award programs sponsored by Banner Bank. The executives may participate, to the same extent as executive officers of Banner Bank generally, in all Bank plans relating to pension, retirement, thrift, profit-sharing, savings, group or other life insurance, hospitalization, medical and dental coverage, travel and accident insurance, education, cash bonuses, and other retirement or employee benefits. In addition, the executives are entitled to participate in any other fringe benefit plans or perquisites which are generally available to Banner Bank’s executive officers, including but not limited to supplemental retirement, deferred compensation programs, supplemental medical or life insurance plans, club dues and physical examinations. The executives also may be provided an automobile for their business use, monthly club and/or gym membership dues and other employee benefits such as vacation and sick leave. The agreements also provide that compensation may be paid in the event of disability, death, involuntary termination or a change in control, as described below under “Potential Payments Upon Termination or Change in Control.”

BANNER CORPORATION 2023 PROXY STATEMENT	49

Executive Compensation    |    Grants of Plan-Based Awards

Grants of Plan-Based Awards

The following table shows information regarding grants of plan-based awards made to our named executive officers for 2022.

		Estimated future payouts under non-equity incentive plan awards (1)			Estimated future payouts under equity incentive plan awards (2)			All other stock awards: number of shares of stock or units (#)	Grant date fair value of stock and option awards ($) (3)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Mark J. Grescovich	3/31/22	391,255	782,510	1,173,766
	3/31/22				5,492	10,983	16,475		650,907
	3/31/22							7,322	428,557

Peter J. Conner	3/31/22	151,125	302,250	453,375
	3/31/22				1,409	2,817	4,226		166,950
	3/31/22							2,817	164,879

Cynthia D. Purcell	3/31/22	138,125	276,250	414,375
	3/31/22				1,418	2,835	4,253		168,016
	3/31/22							2,835	165,933

James M. Costa	3/31/22	102,500	205,000	307,500
	3/31/22				1,368	2,735	4,103		162,090
	3/31/22							2,735	160,080

M. Kirk Quillin	3/31/22	85,000	170,000	255,000
	3/31/22				802	1,604	2,406		95,061
	3/31/22							1,604	93,882
(1)

Represents the potential range of cash incentive awards payable under our 2022 Executive Incentive Plan, based on annual base salary rate. The performance goals and measurements associated with this Plan that generate the awards set forth above are provided in the “Short-term Incentive Compensation” section beginning on page 40.

(2)

Represents the potential range of restricted stock unit awards payable under our 2022 Long-term Incentive Plan subject to performance measurements. The performance goals and measurements associated with this Plan that generate the awards set forth above are provided in the “Long-term Incentive Compensation” section beginning on page 43.

(3)

The fair value of the portion of the performance units that is tied to return on average tangible common equity is based on the stock price on the date of grant at the target performance level. The fair value of the portion of the performance units that is tied to total shareholder return is based on a statistical “Monte Carlo simulation” modeling technique that simulates potential stock price movements and all potential outcomes of achievement of the goal.

50	BANNER CORPORATION 2023 PROXY STATEMENT

Executive Compensation    |    Outstanding Equity Awards

Outstanding Equity Awards

The following information with respect to outstanding stock awards as of December 31, 2022 is presented for the named executive officers. The named executive officers have no stock option awards outstanding.

Name	Number of Shares or Units of Stock That Have Not Vested (#) (1)	Market Value of Shares or Units of Stock That Have Not Vested ($) (2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (2)

Mark J. Grescovich	16,297	1,029,970	40,492	2,559,094

Peter J. Conner	6,558	414,466	11,017	696,274

Cynthia D. Purcell	6,122	386,910	10,040	634,528

James M. Costa	4,443	280,798	2,735	172,852

M. Kirk Quillin	3,379	213,553	5,495	347,284
(1)

Consists of awards of restricted stock on March 27, 2020, March 26, 2021 and March 31, 2022 which vest pro rata over a three-year period from the grant date, with the first one-third vesting one year after the applicable grant date.

(2)	Based on the Banner stock December 30, 2022 closing price of $63.20.
(3)

Consists of awards of restricted stock on March 27, 2020, March 26, 2021 and March 31, 2022 which vest after attainment of performance goals. Number of shares represents performance at the target level.

Option Exercises and Stock Vested

The following table shows the value realized upon vesting of stock awards for our named executive officers in 2022. The named executive officers have no option awards outstanding.

	Stock Awards

Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)

Mark J. Grescovich	14,992	907,611

Peter J. Conner	5,135	310,136

Cynthia D. Purcell	4,780	288,910

James M. Costa	854	61,667

M. Kirk Quillin	2,492	150,552
(1)	Reflects fair market value per share as of the vesting date multiplied by the number of shares vesting.

BANNER CORPORATION 2023 PROXY STATEMENT	51

Executive Compensation    |    Pension Benefits

Pension Benefits

The following information is presented with respect to the nature and value of pension benefits for the named executive officers at December 31, 2022.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($) (1)	Payments During Last Fiscal Year ($)

Mark J. Grescovich	N/A	—	—	—

Peter J. Conner	N/A	—	—	—

Cynthia D. Purcell	Supplemental Executive Retirement Program	43	4,287,704	—

James M. Costa	N/A	—	—	—

M. Kirk Quillin	N/A	—	—	—
(1)

Amounts shown assume normal retirement age as defined in the agreement and an assumed life based on IRS mortality tables for the recipient and recipient’s spouse, with the projected cash flows discounted at 4% to calculate the resulting present value.

Supplemental Executive Retirement Program. We have adopted a supplemental executive retirement program (“SERP”) which is intended to encourage retention by ensuring that participants reach a targeted retirement income, recognizing their value to Banner and rewarding a long-term service commitment. Currently, Ms. Purcell is the only executive officer who participates in the SERP. We do not anticipate adding any new participants to the SERP. Banner Bank has purchased life insurance on Ms. Purcell in an amount sufficient to recover the benefits payable under the SERP upon her death. At termination of employment at or after retirement age and achievement of a service requirement, Ms. Purcell’s annual benefit under the SERP, which may be reduced by certain other retirement benefits, would be computed as a percentage of her final average compensation (as defined in the plan) and her annual years of service (called the “supplemental benefit”). The SERP also provides for payments in the event of Ms. Purcell’s disability or death, or termination in the event of a change in control, all as discussed in further detail below, under “Potential Payments Upon Termination or Change in Control.” Ms. Purcell’s receipt of payments under the SERP are subject to confidentiality and non-competition provisions. Ms. Purcell has the status of an unsecured creditor of Banner Bank with respect to the benefits accrued under the SERP.

52	BANNER CORPORATION 2023 PROXY STATEMENT

Executive Compensation    |    Nonqualified Deferred Compensation

Nonqualified Deferred Compensation

The following information is presented with respect to plans that provide for the deferral of compensation on a basis that is not tax-qualified in which the named executive officers participated in 2022.

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at FYE ($) (1)

Mark J. Grescovich	—	—	—	—	—

Peter J. Conner	—	—	—	—	—

Cynthia D. Purcell	—	—	(8,417)	—	35,343

James M. Costa	—	—	—	—	—

M. Kirk Quillin	16,799	—	(172,411)	—	459,965
(1)	Includes prior period executive contributions and employer contributions to the deferred compensation plan.

In 2004, we adopted deferred compensation plans which allow executive officers of Banner to defer all or part of their cash compensation or non-qualified stock options until retirement. Each executive officer may direct the investment of the deferred compensation toward the purchase of life insurance, Banner common stock, mutual fund-style investments or a stable value account. We have established grantor trusts to hold the common stock and mutual fund-style investments. The assets of the trusts are considered part of our general assets and the executive officers have the status of unsecured creditors of Banner with respect to the trust assets. The deferred compensation agreements provide pre-retirement death and disability benefits in an amount based on the value of the executive officer’s account balance upon the occurrence of either event. At retirement, an executive officer, as previously elected, may receive the balance of his or her account in a lump sum or in annual installments over a period not exceeding ten years. At December 31, 2022, our estimated deferred compensation liability accrual with respect to executive officers under these agreements was $1.06 million.

BANNER CORPORATION 2023 PROXY STATEMENT	53

Executive Compensation    |    Potential Payments Upon Termination or Change in Control

Potential Payments Upon Termination or Change in Control

We have entered into agreements with the named executive officers that provide for potential payments upon disability, termination, early retirement, normal retirement and death. In addition, our equity plans also provide for potential payments upon termination. The following table shows, as of December 31, 2022, the value of potential payments and benefits following a termination of employment under a variety of scenarios.

	Death ($)		Disability ($)		Involuntary Termination ($)		Involuntary Termination Following Change in Control ($)		Early Retirement ($)		Normal Retirement ($)
Mark J. Grescovich
Employment Agreement	—		771,252	(1)	3,347,524		5,021,285		—		—
Equity Plans	4,868,549	(2)	4,868,549	(2)	—		4,868,549	(2)	—		—

Peter J. Conner
Employment Agreement	—		327,500	(3)	1,515,543		2,355,029		—		—
Equity Plans	1,458,846	(2)	1,458,846	(2)	—		1,458,846	(2)	—		—
Cynthia D. Purcell
Employment Agreement	—		—		1,085,166		1,876,862		—		—
SERP	144,411	(4)	288,822	(4)	288,822	(4)	288,822	(4)	288,822	(4)	288,822	(4)
Equity Plans	1,339,271	(2)	1,339,271	(2)	—		1,339,271	(2)	—		—

James M. Costa
Executive Severance and Change in Control Plan	—		—		439,503		1,274,255		—		—
Equity Plans	540,044	(2)	540,044	(2)	—		540,044	(2)	—		—

M. Kirk Quillin
Executive Severance and Change in Control Plan	—		—		358,611		1,047,917		—		—

Equity Plans	734,447	(2)	734,447	(2)	—		734,447	(2)	—		—
(1)	Annually through the term of the employment agreement unless the Board exercises an election to discontinue.
(2)

Represents accelerated vesting of restricted stock. Performance-based vesting would be determined based on actual performance; for purposes of this calculation, assumes that all shares vested at the maximum performance level.

(3)	Indicates annual payments; payable only until age 65.
(4)	Indicates annual payments.

Employment Agreements. We have entered into employment agreements with Mr. Grescovich, Mr. Conner and Ms. Purcell that provide for payments in the event of death, disability or termination. In the event of the executive’s death during the term of his or her employment agreement, we will pay to the executive’s estate the compensation due through the last day of the calendar month in which his or her death occurred. The initial term of each agreement may be extended annually for an additional year at the discretion of the Board of Directors or a committee appointed by the Board. The employment agreements were extended on July 1, 2022 for each of these named executive officers. Each executive’s annual base salary is reviewed annually and may be adjusted from time to time to reflect amounts approved by the Board or the Compensation and Human Capital Committees.

54	BANNER CORPORATION 2023 PROXY STATEMENT

Executive Compensation    |    Potential Payments Upon Termination or Change in Control

Mr. Grescovich’s agreement provides that if he becomes entitled to benefits under the terms of the then-current disability plan, if any, of Banner or Banner Bank or becomes otherwise unable to fulfill his duties under his employment agreement, he shall be entitled to receive such group and other disability benefits as are then provided for executive employees. In the event of his disability, the employment agreement is not suspended, except that (1) the obligation to pay Mr. Grescovich’s salary will be reduced by the amount of disability income benefits he receives and (2) upon a resolution adopted by a majority of the disinterested members of the Board of Directors or the Compensation and Human Capital Committee, Banner or Banner Bank may discontinue payment of his salary beginning six months following a determination that he has become entitled to benefits under the disability plan or otherwise unable to fulfill his duties under his agreement. If Mr. Grescovich’s disability does not constitute a disability within the meaning of Section 409A of the Internal Revenue Code, and he is a “specified employee” within the meaning of Section 409A, then disability payments will not begin until the earlier of his death or the sixth month anniversary of his separation from service.

The employment agreements with Mr. Conner and Ms. Purcell provide that if the executive becomes disabled or incapacitated to the extent that he or she is unable to perform the duties of his or her position, he or she shall receive short-term disability benefits equal to 100% of his or her monthly compensation beginning on the 15th day of disability and continuing until the 180th day of disability and long-term disability benefits equal to 66% of monthly salary beginning on the 181st day of disability and continuing until he or she attains age 65. These benefits will be reduced by the amount of any benefits payable to the executive under any other disability program of Banner Bank. The Bank currently provides disability benefits with certain limitations to all full-time employees. In addition, during any period of disability, the executive and his or her dependents shall, to the greatest extent possible, continue to be covered under all executive benefits plans of Banner Bank, including without limitation, its retirement plans, life insurance plan and health insurance plans, as if actively employed by Banner Bank. If the executive is disabled for a continuous period exceeding six calendar months, Banner Bank may, at its election, terminate the employment agreement. If the executive’s disability does not constitute a disability within the meaning of Section 409A of the Internal Revenue Code, and the executive is a “specified employee” within the meaning of Section 409A, then disability payments will not begin until the earlier of the executive’s death or the sixth month anniversary of the executive’s separation from service.

The employment of Mr. Grescovich, Mr. Conner and Ms. Purcell is terminable at any time for just cause as defined in the agreements. In addition, the employment of an executive may be terminated without just cause, in which case the agreements provide that Mr. Conner and Ms. Purcell would continue to receive (1) base salary over the remaining term and (2) the executive’s group life insurance, hospitalization, medical, dental, prescription drug and other health benefits, and long-term disability insurance for the remaining term. Mr. Grescovich’s agreement provides that we must pay him a lump sum equal to two times the sum of (1) his annual salary in effect on the date of termination and (2) any unearned performance-based bonus based on the target opportunity on the date of termination. We would also be required to pay to him any earned but unpaid performance-based bonus and continue his group life insurance, hospitalization, medical, dental, prescription drug and other health benefits, and long-term disability insurance for 24 months after the date of termination.

The employment agreements also provide for benefits in the event of the termination of Mr. Grescovich, Mr. Conner or Ms. Purcell in connection with a change in control. For Mr. Conner and Ms. Purcell, if, within six months prior to a change in control or 24 months after a change in control, we (or our acquiror) terminate the executive’s employment or otherwise change the circumstances in

BANNER CORPORATION 2023 PROXY STATEMENT	55

Executive Compensation    |    Potential Payments Upon Termination or Change in Control

which he or she is employed, or cause a reduction in responsibilities or authority or compensation or other benefits provided under the employment agreement without consent, other than for just cause, the agreements provide that we must pay to the executive and provide him or her, or his or her beneficiaries, dependents and estate, with the following: (1) 2.99 times the executive’s base amount as defined in Section 280G of the Internal Revenue Code (and for Mr. Conner, his target annual bonus opportunity); and (2) during the period of 36 calendar months beginning with the event of termination, continued coverage under all Banner employee benefit plans as if the executive were still employed during that period under the employment agreement. If Mr. Grescovich’s employment is terminated within 24 months of a change in control, we must pay him a lump sum equal to three times the sum of (1) his annual salary in effect on the date of termination and (2) any unearned performance-based bonus based on the target opportunity on the date of termination. We would also be required to pay to him any earned but unpaid performance-based bonus and continue his group life insurance, hospitalization, medical, dental, prescription drug and other health benefits, and long-term disability insurance for 36 months after the date of termination. The employment agreements limit these payments and do not allow payments of amounts in excess of the limits imposed by Section 280G of the Internal Revenue Code.

Executive Severance and Change in Control Plan. We established the Executive Severance and Change in Control Plan on January 1, 2018 to provide certain executive employees of the Bank with the opportunity to receive severance benefits in connection with certain terminations of employment, including a termination of employment after a change in control of the Banner or Banner Bank. Mr. Costa and Mr. Quillin participate in this plan. The Bank amended and restated the Plan, effective as of October 1, 2021, to update the severance payable upon a termination of employment in connection with a change in control. If, within six months prior to a change in control or 24 months after a change in control (“Covered Period”), we (or our acquiror) terminate the executive’s employment or otherwise change the circumstances in which he or she is employed, or cause a reduction in responsibilities or authority, other than for just cause, the plan provides that we must pay to the executive a lump sum equal to: (1) 2.0 times the executive’s base salary, plus the executive’s target annual cash incentive compensation for the year in which the termination occurs; and (2) a pro-rated annual bonus. During the period of 18 calendar months beginning with the event of termination, we must reimburse the monthly COBRA premium paid by the executive for the executive and his or her eligible dependents until the executive is eligible to receive similar coverage from another employer or is no longer eligible for COBRA continuation coverage. If the termination does not occur within the Covered Period, the plan provides that we must pay to the executive: (1) 1.0 times the executive’s base salary, payable over the one-year period following termination in accordance with the Bank’s normal payroll practices; and (2) during the period of 12 calendar months beginning with the event of termination, reimbursement for monthly COBRA premium paid by the executive for the executive and his or her eligible dependents.

Supplemental Executive Retirement Program. We have adopted a supplemental executive retirement program. Currently, Ms. Purcell is the only executive officer who participates in the SERP. We do not anticipate adding any new participants to the SERP. At termination of employment at or after attaining age 62 and having achieved a service requirement, Ms. Purcell’s annual benefit under the SERP would be computed as the product of 3% her final average compensation (defined as the three calendar years of the Ms. Purcell’s annual cash compensation, including bonuses, which produce the highest average within Ms. Purcell’s final eight full calendar years of employment) and her annual years of service (called the “supplemental benefit”). However, the supplemental benefit would be limited such that the sum of (1) amounts payable from Ms. Purcell’s other retirement benefits from Banner and Banner Bank and (2) the supplemental benefit may not exceed 60% of final average compensation. Payment of the

56	BANNER CORPORATION 2023 PROXY STATEMENT

Executive Compensation    |    Chief Executive Officer Pay Ratio

supplemental benefit begins on the first day of the month next following Ms. Purcell’s retirement date and continues monthly for her life, unless Ms. Purcell is a specified employee (as defined in Section 409A of the Internal Revenue Code), in which case payment begins on the first day of the month following the six-month anniversary of her termination of employment.

In the event of Ms. Purcell’s death, her surviving spouse, if any, shall receive a spouse’s supplemental benefit. If the death occurs following her retirement date, the surviving spouse shall be entitled to a spouse’s supplemental benefit, payable for life, equal to 50% of the monthly amount of the supplemental benefit payable to Ms. Purcell prior to her death. If the death occurs while Ms. Purcell is actively employed by Banner or any of its affiliates, the surviving spouse shall receive a spouse’s supplement benefit equal to 50% of the amount she would have received as a supplemental benefit if her retirement date had occurred on the date immediately preceding her death.

The agreement provides that in the event of Ms. Purcell’s involuntary termination of employment on or after the effective date of a change in control, the date of termination shall be treated as her retirement date and she shall be entitled to receive a supplemental benefit. If Ms. Purcell had reached her retirement date, the supplemental benefit would be calculated as described above for normal retirement and if she had not reached her retirement date but had satisfied the years of service requirement, the supplemental benefit would be calculated as described above for early retirement. Benefit payments for Ms. Purcell will be subject to the delayed distribution requirements if she is a specified employee.

The supplemental benefit shall cease to be paid to Ms. Purcell (and rights to the spouse’s supplemental benefit shall terminate) if she (1) discloses material confidential information or trade secrets concerning Banner Bank or any of its subsidiaries without its consent or (2) engages in any activity that is materially damaging to the Bank including engaging in competitive employment during the three-year period beginning on her retirement date.

Equity Plans. Our 2014 Omnibus Incentive Plan, as amended, and our 2018 Omnibus Incentive Plan provide that restricted stock, restricted stock units and performance awards will become fully vested and stock options and stock appreciation rights will become fully exercisable only upon completion of a change in control and involuntary separation from employment (including voluntary separation for good reason) of the recipient during the 12-month period following the effective date of the change in control (known as a “double trigger”). The 2014 Omnibus Incentive Plan and 2018 Omnibus Incentive Plan also provide for accelerated vesting of awards if a recipient’s service is terminated as a result of death or disability.

Chief Executive Officer Pay Ratio

In August 2015 pursuant to a mandate of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), the SEC adopted Item 402(u) of Regulation S-K, requiring annual disclosure of the ratio of the annual total compensation of the Chief Executive Officer to the median employee’s annual total compensation. For 2022, this information is as follows:

Mr. Grescovich, Chief Executive Officer, annual total compensation:	$3,123,768
Median employee annual total compensation:	$ 69,160
Ratio of Chief Executive Officer to median employee compensation:	45 to 1

BANNER CORPORATION 2023 PROXY STATEMENT	57

Executive Compensation    |    Chief Executive Officer Pay Ratio

We have concluded that it is appropriate to identify a new median employee for our 2023 disclosure. There was a material change to the previously identified median employee’s compensation and role within the organization over the past year. In determining the median employee for the 2023 disclosure, we used a listing of all employees, excluding our Chief Executive Officer, as of December 31, 2022. To identify our median employee, we included all elements of total direct compensation (defined as the total value of salaries, commissions, bonuses, and short- and long-term incentives provided regularly and consistently to the employee base) paid in 2022 as our consistently applied compensation measure. The value of long-term incentive awards issued during 2022 was based on the fair market value of the award at the time of grant. Compensation for full-time employees hired during 2022 was annualized.

As a result of the flexibility permitted by Item 402(u), the method we used to determine our median employee may differ from the methods used by our peers, so the ratios may not be comparable.

58	BANNER CORPORATION 2023 PROXY STATEMENT

Executive Compensation    |
Pay Versus Performance

Pay Versus Performance
Pay Versus Performance Disclosure.
In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Act, we provide the following disclosure regarding executive “compensation actually paid” (“CAP”), as calculated in accordance with the SEC rules and certain performance measures for the fiscal years listed below. For information regarding Banner’s pay-for-performance
philosophy and how Banner aligns executive pay with performance, refer to the “Compensation Discussion and Analysis” (“CD&A”) above.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for non-PEO NEOs (1)	Average Compensation Actually Paid to non-PEO NEOs (3)	Value of Initial Fixed $100 Investment based on (4):		Net Income ($000)	Company- selected Measure: ROATCE (5)
					Total Shareholder Return (TSR)	KRX Index Total Shareholder Return (TSR)
2022	$3,123,768	$3,296,615	$1,197,095	$1,113,315	$125.86	$116.15	$195,378	17.47%
2021	$2,618,969	$3,388,567	$868,651	$976,064	$117.43	$124.78	$201,048	16.26%
2020	$2,665,471	$2,635,857	$881,251	$853,575	$87.46	$91.32	$115,928	9.95%
(1)	The principal executive officer (“PEO”) for all three years was Mark J. Grescovich. The non-PEO named executive officers (non-PEO NEOs) were as follows:

2022: Peter J. Conner, Cynthia D. Purcell, James M. Costa, M. Kirk Quillin
2021: Peter J. Conner, Cynthia D. Purcell, M. Kirk Quillin, James P. G. McLean, Judith A. Steiner
2020: Peter J. Conner, Cynthia D. Purcell, Judith A. Steiner, Keith A. Western, Richard B. Barton

(2) Adjustments from Summary Compensation Table total for PEO	2022	2021	2020

Deduction for change in actuarial present values reported under the “Change in Pension Value and Non-qualified Deferred Compensation Earnings” column in the Summary Compensation Table	—	—	—

Increase for service cost of pension plans	—	—	—

Increase/deduction for prior service cost of pension plans	—	—	—

Deduction for amounts reported under the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table	(1,079,464)	(987,469)	(1,031,802)

Increase based on fair value of awards granted during year that remain unvested as of year-end, determined as of year-end	1,156,876	1,099,765	1,446,852

Increase/deduction for change in fair value from prior year-end to current year-end of awards granted in prior years that were outstanding and unvested as of year-end	97,387	543,333	(240,000)

Increase based on fair value of awards granted during year that vested during year, determined as of vesting date	—	—	—

Increase/deduction for change in fair value from prior year-end to vesting date of awards granted in prior years that vested during year	(1,953)	113,969	(204,665)

Deduction of fair value of awards granted prior to year that were forfeited during year	—	—	—

Increase based on dividends or other earnings paid during year prior to vesting date of award that are not otherwise included in total compensation	—	—	—

Increase based on incremental value of awards modified during year	—	—	—

Total Adjustments	172,846	769,598	(29,614)

BANNER CORPORATION 2023 PROXY STATEMENT	59

Executive Compensation    |
Pay Versus Performance

(3) Adjustments from Average Summary Compensation Table total for non-PEO NEOs	2022	2021	2020

Deduction for change in actuarial present values reported under the “Change in Pension Value and Non-qualified Deferred Compensation Earnings” column in the Summary Compensation Table	(125,807)	(20,935)	(35,555)

Increase for service cost of pension plans	—	—	—

Increase/deduction for prior service cost of pension plans	—	—	—

Deduction for amounts reported under the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table	(294,222)	(237,932)	(228,334)

Increase based on fair value of awards granted during year that remain unvested as of year-end, determined as of year-end	315,716	263,793	381,106

Increase/deduction for change in fair value from prior year-end to current year-end of awards granted in prior years that were outstanding and unvested as of year-end	18,853	124,174	(60,270)

Increase based on fair value of awards granted during year that vested during year, determined as of vesting date	—	—	—

Increase/deduction for change in fair value from prior year-end to vesting date of awards granted in prior years that vested during year	1,680	28,426	(51,066)

Deduction of fair value of awards granted prior to year that were forfeited during year	—	(50,112)	(33,558)

Increase based on dividends or other earnings paid during year prior to vesting date of award that are not otherwise included in total compensation	—	—	—

Increase based on incremental value of awards modified during year	—	—	—

Total Adjustments	(83,780)	107,413	(27,677)
(4)	Total shareholder return (“TSR”) assumes $100 invested in Banner common stock and the KBW Regional Bank Index on December 31, 2019 with all dividends reinvested.
(5)
We determined the return on average tangible common equity (“ROATCE”) to be the most important financial performance measure not otherwise disclosed in the table, that is used to link compensation actually paid to our NEOs to company
performance, for the most recently completed fiscal year. ROATCE defined as net income prior to amortization of intangibles and goodwill (tax-adjusted), divided by average tangible common equity.

Tabular List of Financial Performance Measures
The following provides a list that reflects the measures
we
believe to be the most important financial performance measures used to link NEO compensation to company performance. For more information, see “Executive Compensation – Compensation Discussion and Analysis.” Although in practice we do not use any performance measures to link “compensation actually paid” (as calculated herein) to company performance, we are providing this list in accordance with Item 402(v) of Regulation S-K to provide information on performance measures used by the Compensation and Human Capital Committee to determine NEO compensation for the most recently completed fiscal year, as more fully described in “Executive Compensation – Compensation Discussion and Analysis.”

•	Return on Average Tangible Common Equity (“ROATCE,” the “Company Selected Measure”);

•	Pretax Pre-provision ROA;

•	Efficiency Ratio; and

•	Total Operating Revenue.
Pay Versus Performance: Graphical Description
The illustrations below provide graphical descriptions
of
the relationships between the following:

•	Compensation Actually Paid and Banner’s cumulative TSR;

60	BANNER CORPORATION 2023 PROXY STATEMENT

Executive Compensation    |
Pay Versus Performance

•	Compensation Actually Paid and Banner’s Net Income;

•	Compensation Actually Paid and Banner’s Selected Measure, which is ROATCE; and

•	Banner’s cumulative TSR and the Peer Group’s cumulative TSR.

BANNER CORPORATION 2023 PROXY STATEMENT	61

Executive Compensation    |
Pay Versus Performance

62	BANNER CORPORATION 2023 PROXY STATEMENT

Executive Compensation    |
Compensation and Human Capital Committee Interlocks and Insider Participation

Compensation and Human Capital Committee Interlocks and Insider Participation
The members of the Compensation and Human Capital Committee are Ellen. R.M. Boyer (Chair), Connie R. Collingsworth, Margot J. Copeland, Roberto R. Herencia and Kevin F. Riordan. No members of the Compensation and Human Capital Committee were officers or employees of Banner or any of its subsidiaries during the year ended December 31, 2022, nor were they formerly Banner officers or had any relationships otherwise requiring disclosure.

BANNER CORPORATION 2023 PROXY STATEMENT	63

Proposal 2 – Advisory Vote to Approve Executive Compensation

Proposal 2 – Advisory Vote to Approve Executive Compensation

Under the Dodd-Frank Act, we are required to periodically include in our annual meeting proxy statements and present at the annual meeting of shareholders a non-binding shareholder resolution to approve the compensation of our named executive officers, as disclosed in the proxy statement pursuant to the compensation disclosure rules of the SEC. This proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to endorse or not endorse the compensation of Banner’s executives as disclosed in the Proxy Statement. At the 2018 annual meeting of shareholders, we were also required under the Dodd-Frank Act to include a non-binding shareholder resolution regarding the frequency of future votes on executive compensation. Shareholders voted in favor of holding an annual vote and the Board of Directors determined to hold an annual shareholder advisory vote to approve the compensation of our named executive officers. We will continue to hold an annual vote until such time that the frequency vote is next presented to shareholders or until the Board determines that a different frequency is in the best interest of Banner.

The say-on-pay proposal will be presented at the annual meeting in the form of the following resolution:

RESOLVED, that the shareholders approve the compensation of Banner Corporation’s named executive officers, as disclosed in the Compensation Discussion and Analysis, the compensation tables and related material in the Proxy Statement for the 2023 annual meeting of shareholders.

This vote will not be binding on our Board of Directors or Compensation and Human Capital Committee and may not be construed as overruling a decision by the Board or create or imply any additional fiduciary duty on the Board. It will also not affect any compensation paid or awarded to any executive. The Compensation and Human Capital Committee and the Board may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

Our executive compensation policies are designed to establish an appropriate relationship between executive pay and the annual and long-term performance of Banner and Banner Bank, to reflect the attainment of short- and long-term financial performance goals, to enhance our ability to attract and retain qualified executive officers and to align to the greatest extent possible the interests of management and shareholders. Our Board of Directors believes that our compensation policies and procedures achieve these objectives.

The Board of Directors unanimously recommends that you vote FOR approval of the compensation of our named executive officers as disclosed in this Proxy Statement.

64	BANNER CORPORATION 2023 PROXY STATEMENT

Audit Committee Matters

Audit Committee Matters

Audit Committee Charter. The Audit Committee operates pursuant to a charter approved by our Board of Directors. The Audit Committee reports to the Board of Directors and is responsible for overseeing and monitoring our financial accounting and reporting, system of internal controls established by management and audit process. The charter sets out the responsibilities, authority and specific duties of the Audit Committee. The charter specifies, among other things, the structure and membership requirements of the Audit Committee, as well as the relationship of the Audit Committee to our independent registered public accounting firm, the internal audit department and management.

Report of the Audit Committee. The Audit Committee reports as follows with respect to the Corporation’s audited consolidated financial statements for the year ended December 31, 2022:

•	The Audit Committee has completed its review and discussion of the 2022 audited consolidated financial statements with management;

•

The Audit Committee has discussed with the independent registered public accounting firm (Moss Adams LLP) the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard 1301, Communications with Audit Committees;

•

The Audit Committee has received written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence; and

•

The Audit Committee has, based on its review and discussions with management of the 2022 audited consolidated financial statements and discussions with the independent registered public accounting firm, recommended to the Board of Directors that the Corporation’s audited consolidated financial statements for the year ended December 31, 2022 be included in its Annual Report on Form 10-K.

The foregoing report is provided by the following directors, who constitute the Audit Committee as of December 31, 2022:

Audit Committee

Kevin F. Riordan, Chair

Ellen R.M. Boyer

David A. Klaue

John R. Layman

John C. Pedersen

Paul J. Walsh

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under such acts.

BANNER CORPORATION 2023 PROXY STATEMENT	65

Proposal 3 – Ratification of Appointment of Independent Registered Public Accounting Firm

Proposal 3 – Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed Moss Adams LLP as our independent registered public accounting firm for the year ending December 31, 2023 and that appointment is being submitted to shareholders for ratification. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the appointment of Moss Adams LLP to our shareholders for ratification as a matter of good corporate practice. If the appointment is not ratified, the Audit Committee will consider whether it is appropriate to appoint another registered public accounting firm. Even if the appointment is ratified, the Audit Committee in its discretion may appoint a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Banner and our shareholders. Moss Adams LLP served as our independent registered public accounting firm for the year ended December 31, 2022 and a representative of the firm will be present at the annual meeting to respond to shareholders’ questions and will have the opportunity to make a statement if he or she so desires.

The Board of Directors unanimously recommends that you vote FOR the ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm.

The following table sets forth the aggregate fees billed, or expected to be billed, to us by Moss Adams LLP for professional services rendered for the fiscal years ended December 31, 2022 and 2021.

Year Ended December 31,
	2022 ($)	2021 ($)
Audit Fees (1)	1,267,700	1,155,741
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
(1)	Includes estimated amounts to be billed and related out-of-pocket expenses incurred by Moss Adams.

The Audit Committee will establish general guidelines for the permissible scope and nature of any permitted non-audit services to be provided by the independent registered public accounting firm in connection with the Committee’s annual review of its charter. Pre-approval may be granted by action of the full Audit Committee or by delegated authority to one or more members of the Audit Committee. If this authority is delegated, all approved non-audit services will be presented to the Audit Committee at its next meeting. In considering non-audit services, the Audit Committee or its delegate will consider various factors, including but not limited to, whether it would be beneficial to have the service provided by the independent registered public accounting firm and whether the service could compromise the independence of the independent registered public accounting firm. For the year ended December 31, 2022, the Audit Committee approved all of the services provided by Moss Adams LLP that were designated as audit-related fees, tax fees and all other fees as set forth in the table above.

66	BANNER CORPORATION 2023 PROXY STATEMENT

Proposal 3 – Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors determined that all of the services performed by Moss Adams LLP in fiscal year 2022 were not incompatible with Moss Adams LLP maintaining its independence.

BANNER CORPORATION 2023 PROXY STATEMENT	67

Proposal 4 – Adoption of 2023 Omnibus Incentive Plan    |    Overview

Proposal 4 – Adoption of 2023 Omnibus Incentive Plan

Overview

On February 27, 2023, our Board of Directors unanimously adopted, subject to shareholder approval, the Banner Corporation 2023 Omnibus Incentive Plan. The purpose of the Plan is to promote the success, and enhance the value, of Banner by linking the personal interests of employees and directors with those of Banner’s shareholders. The Plan is further intended to provide flexibility to Banner in its ability to motivate, attract, and retain the services of employees and directors upon whose judgment, interest and special effort Banner depends.

We strongly believe that the approval of the 2023 Omnibus Incentive Plan is essential to our continued success. The Compensation and Human Capital Committee, the Board and management believe that incentive awards are an important element of Banner’s overall retention, recruitment and growth strategies. The Committee, Board and management further believe that equity awards are a competitive necessity in our industry, allowing us to recruit and retain the highly qualified officers and other key personnel who help Banner meet its goals, and reward and encourage current directors and employees. Furthermore, the 2023 Omnibus Incentive Plan is strongly focused on pay for performance principles. It emphasizes compensation opportunities that reward our employees and directors when they deliver targeted financial results. Through equity incentives and performance-based compensation, the 2023 Omnibus Incentive Plan also serves to ensure the continuing alignment of the interests of our employees and directors with those of Banner shareholders and the long-term interests of Banner.

The following summary is a brief description of the material features of the 2023 Omnibus Incentive Plan. This summary is qualified in its entirety by reference to the Plan, a copy of which is attached to this Proxy Statement as Appendix A.

Summary

Administration. The 2023 Omnibus Incentive Plan will be administered by a committee appointed by the Board of Directors, which will consist of at least two members, each of whom will be a “non-employee director” and an “independent director,” as those terms are defined in the Plan. The Board of Directors has determined that the Banner Compensation and Human Capital Committee will administer the Plan. Among other responsibilities, the Committee will select participants and grant awards, determine the size and types of awards, establish the terms and conditions of awards, construe and interpret the Plan and resolve all questions arising under the Plan, modify the terms of any outstanding award to the extent Committee discretion is permitted, adopt rules and regulations for the operation and administration of the Plan, and take any other action not inconsistent with the provision of the Plan that the Committee may deem necessary or appropriate.

Awards. The 2023 Omnibus Incentive Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Internal Revenue Code, non-qualified stock options, which do not satisfy the requirements for treatment as incentive stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, other stock-based awards and other cash awards. We currently issue awards under the Banner Corporation 2014 and 2018 Omnibus Incentive Plans. As of March 23, 2023, there were 515,943 shares of our common stock remaining available for issuance under

68	BANNER CORPORATION 2023 PROXY STATEMENT

Proposal 4 – Adoption of 2023 Omnibus Incentive Plan    |    Summary

the 2014 and 2018 Omnibus Incentive Plans, as well as 366,138 shares subject to unvested restricted stock units, performance units and restricted stock awards that were previously granted under the 2014 and 2018 Omnibus Incentive Plans. Subject to adjustments described below under “Adjustments in the Event of Business Reorganization; Other Adjustments,” the current request for a total of 625,000 shares under the 2023 Omnibus Incentive Plan represents 1.83% of Banner’s common stock outstanding on the voting record date. The 625,000 common shares that will be available for grants under the 2023 Omnibus Incentive Plan will not be affected by the number of common shares that remained available for grant under the 2014 and 2018 Omnibus Incentive Plans as of March 23, 2023, or the common shares subject to outstanding awards under those plans. The fair market value per share of these 625,000 shares is $52.97, based on the closing price of Banner’s common stock as of the close of business on the voting record date. Only shares actually issued to participants or retained or surrendered to satisfy tax withholding obligations for awards under the Plan, or which are used to exercise an option or stock appreciation right, count against this total number of shares available under the Plan.

Under the 2023 Omnibus Incentive Plan, the Committee may grant stock options that, upon exercise, result in the issuance of 625,000 shares of our common stock (all of which may be incentive stock options). The Plan also provides that during any calendar year, the maximum aggregate number of shares subject to awards granted to a non-employee director, together with any cash fees paid to the non-employee director during any calendar year shall not exceed $300,000. Each of the maximum amounts of shares described in this paragraph is subject to adjustments described below under “Adjustments in the Event of Business Reorganization; Other Adjustments.”

The 2023 Omnibus Incentive Plan provides for the use of authorized but unissued shares or shares that have been reacquired by Banner to fund share-based awards. Awards denominated in shares will have the effect of diluting the holdings of persons who own our common stock. Assuming all awards under the Plan are awarded denominated in shares and exercised through the use of authorized but unissued common stock and shares that have been reacquired by Banner, current shareholders would be diluted by approximately 1.83% based on the number of shares outstanding as of the close of business on the voting record date.

Eligibility to Receive Awards. The Committee may grant awards under the 2023 Omnibus Incentive Plan to directors, advisory directors, directors emeriti, officers and employees of Banner and its affiliates. However, incentive stock options may only be awarded to employees. The Committee will select persons to receive awards among the eligible participants and determine the number of shares or amount of cash for each award granted. As of March 23, 2023, there were approximately 1,995 individuals who were eligible to receive awards under the Plan, consisting of 10 non-employee directors and 1,985 employees.

Minimum Vesting Period. Generally, awards granted under the Plan that are payable in shares shall vest no earlier than the first anniversary of the grant date of the award. The Plan provides for certain specified exceptions to the one-year minimum vesting period (see Section 3.7 of the Plan for the complete list), including the vesting periods applicable to awards to non-employee directors (which may vest on the earlier of (1) the one year anniversary of the date of grant or (2) the next annual meeting of shareholders that occurs prior to such first anniversary, but in any case at least 50 weeks after the date of grant). Additionally, notwithstanding the required minimum vesting, the Committee may provide for accelerated vesting or exercisability of an award, or otherwise act to waive or lapse any restriction on an award, in connection with a participant’s death, disability or retirement, or in connection with a change in control (each as defined in the Plan).

BANNER CORPORATION 2023 PROXY STATEMENT	69

Proposal 4 – Adoption of 2023 Omnibus Incentive Plan    |    Summary

Terms and Conditions of Stock Options. Stock options may be granted to participants at any time during the term of the Plan by the Committee, subject to the maximum award limitations in the Plan. However, incentive stock options may only be granted to employees. Each option grant will be evidenced by an award agreement that specifies the exercise price, the exercise period, the number of shares to which the option pertains, the exercisability schedule, and such other provisions as the Committee determines. In addition, the award agreement will specify whether the option is intended to be an incentive stock option or a nonqualified stock option. Except in the case of a substitute award (as defined in the 2023 Omnibus Incentive Plan), the exercise price must not be less than the fair market value of a share on the date of grant, provided that the exercise price of an incentive stock option granted to a holder of more than 10% of the outstanding shares must not be less than 110% of the fair market value of a share on the date of grant. The fair market value is the closing sale price of a share on the Nasdaq Stock Market on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date. The exercise period of a nonqualified stock option may not exceed 10 years from the grant date. The exercise period of an incentive stock option may not exceed 10 years from the grant date, except for the exercise period of an incentive stock option granted to a holder of more than 10% of the outstanding shares which may not exceed five years from the grant date. No option may vest earlier than one year after the date on which it is granted. Also, the aggregate fair market value of the shares with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year may not exceed $100,000.

A participant may pay the exercise price of the participant’s option: (a) in cash, (b) if and to the extent permitted by the Committee, by delivering shares that the participant already owns having an aggregate fair market value equal to the aggregate exercise price, (c) by Banner withholding shares otherwise issuable upon the exercise having an aggregate fair market value on the date the option is exercised equal to the aggregate exercise price to be paid, or (d) by a combination of the foregoing methods. The participant also will be permitted to pay the exercise price through a cashless exercise facilitated through a broker.

The termination of a participant’s service with Banner and its affiliates will affect the participant’s ability to exercise options granted under the Plan. Upon termination of service of a participant, unless otherwise determined by the Committee or specified in the award agreement, all outstanding unexercisable options granted to the participant will be forfeited and all outstanding exercisable options granted to the participant will remain exercisable for three months following the termination date, but in no event beyond the expiration date of the option. However, upon termination of service of a participant due to death or disability, unless otherwise determined by the Committee and specified in the award agreement, all outstanding options granted to the participant will become exercisable in full. Upon termination of service of a participant for cause, all outstanding options granted to the participant will immediately be forfeited.

If a change in control (as defined in the Plan) occurs prior to the vesting date of an option award, and the participant experiences an involuntary separation from service during the year following the change in control date, then the vesting date for the option shall be accelerated to the date of the participant’s involuntary separation from service. If at the effective time of the change in control Banner’s successor does not either assume the outstanding option award or replace it with an award that is determined by the Committee to be at least equivalent in value to such outstanding option award on the date of the change in control, then the vesting date of the option award will be accelerated to the date of the change in control.

70	BANNER CORPORATION 2023 PROXY STATEMENT

Proposal 4 – Adoption of 2023 Omnibus Incentive Plan    |    Summary

Terms and Conditions of Stock Appreciation Rights. Stock appreciation rights may be granted to participants at any time and from time to time as determined by the Committee, subject to the maximum award limitations in the Plan. Each stock appreciation right will be evidenced by an award agreement that specifies the terms of the award, including the number of shares subject to the award, vesting conditions, exercise price per share (which, except in the case of a substitute award (as defined in the 2023 Omnibus Incentive Plan), must be equal to at least 100% of the fair market value of a share on the date of grant), the exercise period (which may not exceed ten years) and whether the stock appreciation right will be settled in cash or shares or a combination thereof. No stock appreciation right may vest earlier than one year after the date on which it is granted. A stock appreciation right may be granted in tandem with a stock option or be granted independently of any option. In the case of a stock appreciation right that is granted in tandem with a stock option, the exercise of one award will reduce, on a one-to-one basis, the number of shares covered by the other award. The Plan provisions on the vesting and exercising of stock appreciation rights after termination of service are essentially the same as those applicable to stock options.

The exercise of a stock appreciation right will entitle its holder to receive an amount of cash or shares having a value equal to the difference between the fair market value of a share on the date of exercise over the exercise price, multiplied by the number of shares with respect to which the stock appreciation right is exercised.

If a change in control (as defined in the Plan) occurs prior to when a participant’s stock appreciation rights have vested, and the participant experiences an involuntary separation from service during the year following the change in control date, then the vesting date for any then-unvested stock appreciation rights shall be accelerated to the date of the participant’s involuntary separation from service. If at the effective time of the change in control Banner’s successor does not either assume the stock appreciation right or replace it with an award that is determined by the Committee to be at least equivalent in value to such outstanding stock appreciation right on the date of the change in control, then the vesting date of any nonvested stock appreciation rights shall be accelerated to the date of the change in control.

Terms and Conditions of Restricted Awards. Restricted awards may be granted to participants at any time and from time to time as determined by the Committee, subject to the maximum award limitations in the Plan. Restricted awards may be in the form of shares that are subject to forfeiture and limits on transfer until the shares vest (restricted stock) or in the form of restricted stock units, which are rights to receive shares (or an equivalent amount of cash, or a combination of shares and cash, as provided for in the award) at a specified future date that are subject to forfeiture and limits on transfer until the restricted stock units vest. Each restricted award will be evidenced by an award agreement that specifies the terms of the award, including the number of shares or units covered by the award, the amount (if any) that the participant must pay to Banner in consideration for the issuance of such shares or units, the vesting conditions, including whether the award is subject to vesting based in part upon the achievement of performance goals, and, in the case of restricted stock units, the circumstances pursuant to which the units will be converted to shares (or cash or a combination of shares and cash). See the “Minimum Vesting Period” discussion above for additional details regarding vesting terms.

During the vesting period, unless specified otherwise in the applicable award agreement, a holder of shares of restricted stock will have all the rights of a shareholder, including the right to vote and the right to receive dividends paid with respect to those shares. A holder of restricted stock units will not have voting rights with respect to the underlying shares until those shares are issued and, unless otherwise provided in the applicable award agreement, will not have the right to receive dividend

BANNER CORPORATION 2023 PROXY STATEMENT	71

Proposal 4 – Adoption of 2023 Omnibus Incentive Plan    |    Summary

equivalents in the case of any dividends paid on the shares. However, Dividends and dividend equivalents on restricted stock or restricted stock units vest and are paid only if and to the extent those underlying awards become vested. Shares of restricted stock and restricted stock units generally may not be sold, assigned, transferred, pledged or otherwise encumbered by the participant during the restricted period.

Unless otherwise determined by the Committee and specified in the award agreement: (1) if a participant terminates service with Banner and its affiliates for any reason other than death, disability, or prior to a change in control of Banner as defined in the Plan, any unvested shares of restricted stock or any unvested restricted stock units held by the participant will be forfeited; and (2) if a participant terminates service with Banner and its affiliates due to death or disability, any unvested shares of restricted stock or any unvested restricted stock units held by the participant will vest in full. The Committee may, in its sole discretion, reduce or eliminate the vesting period with respect to a restricted stock award, subject to the minimum vesting periods and exceptions to such minimums, as set forth in the Plan.

If a change in control (as defined in the Plan) occurs prior vesting of a participant’s restricted award, and the participant experiences an involuntary separation from service during the year following the change in control date, then the vesting date for any unvested restricted award shall be accelerated to the date of the participant’s involuntary separation from service. If at the effective time of the change in control Banner’s successor does not either assume the restricted award right or replace it an award that is determined by the Committee to be at least equivalent in value to such outstanding restricted stock award on the date of the change in control, then the vesting date of any unvested restricted award will be accelerated to the date of the change in control.

Terms and Conditions of Performance Awards. Performance awards may be granted to participants at any time and from time to time by the Committee, entitling the participant to future cash payments, shares, units or a combination thereof, based upon the level of achievement with respect to one or more pre-established performance goals over a specified performance period. Performance goals established by the Committee will relate the performance of Banner or an affiliate, or to individual performance, and be based upon such measures as determined by the Committee. Multiple performance goals may be used and the components of multiple performance goals may be given the same or different weighting in determining the amount of an award earned. Performance goals may relate to absolute performance or relative performance measured against other groups, individuals or entities.

The Committee will establish a maximum amount of a participant’s award, denominated in shares, in the case of performance shares, or units, in the case of performance units. Each performance award will be evidenced by an award agreement, which will set forth (1) the target and maximum amount payable to the participant, (2) the performance goals and level of achievement versus these goals that will determine the amount of payment, (3) the performance period as to which performance will be measured, (4) the form and timing of any payment earned by virtue of performance, (5) whether and the extent to which participants holding performance shares or performance units will receive dividends or dividend equivalents, (6) restrictions on the alienation or transfer of the award prior to actual payment and restrictions on the sale or transfer of shares following actual payment of an award paid in shares, (7) forfeiture provisions, (8) whether the award will be become payable upon an involuntary separation from service following a change in control, and if so, the amount of the performance award benefit, and (9) such other terms as may be determined by the Committee.

72	BANNER CORPORATION 2023 PROXY STATEMENT

Proposal 4 – Adoption of 2023 Omnibus Incentive Plan    |    Summary

After the end of each performance period, the Committee will determine the extent to which performance goals have been attained, and the satisfaction of any other terms and conditions. The Committee will determine what, if any, payment is due with respect to an award and, in the case of performance units, whether the payment will be made in cash, shares or a combination of both. Any dividends or dividend equivalents with respect to performance awards will vest and are paid only if and to the extent those underlying awards become vested. Payment will be made in a lump sum, generally within 60 days after the Committee determines that a payment is due, unless otherwise provided in an award. Notwithstanding satisfaction of any performance goals, the amount paid under a performance awards on account of either financial performance or personal performance evaluations may be reduced by the Committee in its discretion, if the terms of the award so provide.

Unless provided otherwise in the participant’s award agreement related to performance awards:

•

if the employment or service of a participant terminates before the end of a performance period due to death, disability or retirement after reaching age 65, then to the extent it is determined by the Committee following the end of the performance period that the performance goals have been attained, the participant will be entitled to a pro rata payment based on the number of months’ continuous service during the performance period but based on the achievement of performance goals during the entire performance period. Payment under these circumstances will be made at the same time payments are made to participants who did not terminate service during the performance period.

•

if the employment or service of a participant terminates before the end of a performance period for any other reason, all outstanding performance awards made to the participant will be cancelled; however, if the participant’s employment or service is terminated by Banner other than for cause, the Committee in its sole discretion may waive the automatic cancellation provision and pay out on a pro rata basis as described in the immediately preceding paragraph.

•

performance awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than upon the participant’s death, to the participant’s designated beneficiary or, if no beneficiary has been designated by the participant, by will or by the laws of descent and distribution.

Terms and Condition of Other Share-Based Awards. The Committee may, subject to the award limitations in the Plan, grant to any participant other share-based awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares or factors that may influence the value of shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares, purchase rights for shares, awards with value and payment contingent upon performance of Banner or an affiliate or business unit thereof, or any other factors designated by the Committee, and awards valued by reference to the book value of shares or the value of securities of, or the performance of specified affiliates or other business units of Banner. The Committee shall determine the terms and conditions of such other stock-based awards, including the number of underlying shares, the purchase price, if any, vesting, if any, forfeiture and transferability.

Terms and Conditions of Cash Awards. The Committee also may grant cash awards to any participant. The Committee will determine the terms and conditions of cash awards, including, without limitation, any performance criteria which must be satisfied and any vesting conditions.

Prohibition on Repricing of Options or Stock Appreciation Rights. Except as provided under “Adjustments in the Event of Business Reorganization; Other Adjustments” below, neither the Committee nor the Board may amend or modify the exercise price of a stock option or stock

BANNER CORPORATION 2023 PROXY STATEMENT	73

Proposal 4 – Adoption of 2023 Omnibus Incentive Plan    |    Important Considerations

appreciation right, or cancel the stock option or stock appreciation right at a time when the exercise price is greater than the fair market value of Banner’s common stock in exchange for another award.

Forfeiture of Awards. If the holder of an unvested award terminates service other than due to death, disability, retirement (with respect to performance awards only) or a change in control of Banner as defined in the Plan, the unvested portion of the award will be forfeited by the holder. Upon any termination of service for cause, all awards not previously exercised or paid shall be forfeited immediately by the holder.

Transferability of Awards. Stock options, stock appreciation rights and restricted awards may be transferred upon the death of the holder to whom it was awarded, by will or the laws of inheritance, or pursuant to a domestic relations order (although the transfer of an incentive stock option pursuant to a domestic relations order will cause the option to become a non-qualified stock option). Furthermore, the Committee may approve the transfer of non-qualified stock options, stock appreciation rights and restricted stock awards to certain family members.

Amendment and Termination of the Plan; Clawback; Section 409A. The 2023 Omnibus Incentive Plan has a term of ten years, after which no further awards may be granted. The Board of Directors may at any time amend, suspend or terminate the Plan or any portion thereof, except to the extent shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which our common stock may then be listed or quoted. All awards are subject to “clawback” provisions as required by law, rule, regulation or stock exchange listing, or a policy related thereto. All awards shall either be exempt from Section 409A of the Internal Revenue Code, or if not exempt, include terms that are compliant therewith.

Adjustments in the Event of Business Reorganization; Other Adjustments. In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, exchange of shares or other securities, stock dividend or other special and nonrecurring dividend or distribution, liquidation, dissolution or other similar corporate transaction or event, affects the shares of Banner common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants, the Committee must, in such manner as it deems equitable, adjust the number of shares as to which future awards may be made and the number of shares subject to and exercise prices of outstanding awards. The Committee also is authorized to make adjustments in the terms and conditions of and the criteria included in, awards in recognition of unusual or nonrecurring events affecting Banner or any affiliate, or the financial statements of Banner or any affiliate, or in response to changes in applicable laws, regulations, or accounting principles.

Important Considerations

The 2023 Omnibus Incentive Plan contains a number of provisions that we believe are consistent with, and protective of, the interests of shareholders, our compensation philosophy, recent developments in compensation practices and sound corporate governance practices, including:

•	No liberal share counting. The Plan prohibits the reuse of shares withheld or delivered to satisfy the exercise price of an option or to satisfy tax withholding requirements.

•

No repricing of stock options and stock appreciation rights. The Plan prohibits the repricing of stock options or stock appreciation rights, or the exchange of a stock option or stock appreciation right at a time when the exercise price exceeds the fair market value of the shares (i.e., when the shares are “underwater”).

74	BANNER CORPORATION 2023 PROXY STATEMENT

Proposal 4 – Adoption of 2023 Omnibus Incentive Plan    |    Important Considerations

•	No discounted stock options. All stock options must have an exercise price equal to or greater than the fair market value of the underlying common stock on the date of grant.

•	No dividends on unearned awards. The Plan prohibits the payment of dividends on unearned awards.

•

Minimum vesting period. The Plan generally imposes a minimum vesting period of one year for most types of awards available under the Plan. Section 3.7 of the Plan provides for exceptions to this minimum in certain instances, including in relation to awards granted to non-employee directors (which, in any case, shall be subject to a vesting period of at least 50 weeks after the date of grant).

Banner currently maintains the Long-Term Incentive Plan, 2014 Omnibus Incentive Plan, and 2018 Omnibus Incentive Plan. Outstanding awards under these plans will not be affected by adoption of the 2023 Omnibus Incentive Plan. As of March 23, 2023, 366,138 shares were subject to outstanding awards under the existing plans and 515,943 shares remained available for award under the 2014 and 2018 Omnibus Incentive Plans. We believe that the availability of stock and incentive cash compensation programs is an important element of Banner’s overall retention, recruitment, incentive compensation and growth strategies and that the adoption of the 2023 Omnibus Incentive Plan will assist us in meeting the objectives of these strategies.

In determining the number of shares to be reserved for issuance under the 2023 Omnibus Incentive Plan and analyzing the impact on our shareholders of making equity awards, we considered our “burn rate” and “overhang.” “Burn rate” provides a measure of the potential dilutive impact of our equity award program. Set forth below is a table that reflects our burn rate for 2022, 2021 and 2020 as well as the average over those years.

Fiscal Year	Restricted Stock/Units Granted	Options Granted	Total Granted	Basic Weighted Average Number of Common Shares Outstanding	Gross Burn Rate (1)
2022	169,564		169,564	34,264,322	0.0049
2021	178,704	—	178,704	34,610,056	0.0052
2020	367,619	—	367,619	35,264,252	0.0104
Three-year average	238,629	—	238,629	34,712,877	0.0068
(1)	Gross burn rate is defined as the number of shares of common stock underlying awards granted in the year divided by the basic weighted average number of shares of common stock outstanding.

The following table provides information as of March 23, 2023 regarding our total outstanding shares of common stock, shares underlying outstanding awards under prior plans and shares that would be added upon shareholder approval of the 2023 Omnibus Incentive Plan:

As of March 23, 2023
(a) Shares underlying outstanding awards	366,138
(b) Shares outstanding	34,238,553
(c) Overhang (shares underlying outstanding awards, as a percentage of shares outstanding)	1.07%
(d) Shares available for grant under prior plans	515,943
(e) Total overhang (shares underlying outstanding awards plus plan shares available, as a percentage of shares outstanding) [((a) + (d))/(b)%]	2.58%
(f) Shares Board seeks approval for	625,000
(g) Shares Board seeks approval for, as a percentage of shares outstanding [((f)/(b))%]	1.83%

BANNER CORPORATION 2023 PROXY STATEMENT	75

Proposal 4 – Adoption of 2023 Omnibus Incentive Plan    |    Federal Income Tax Consequences

Federal Income Tax Consequences

The following discussion provides a general overview of the federal tax consequences that apply to non-qualified stock options, incentive stock options, restricted awards, stock appreciation rights, performance awards and other awards, as of the date of this Proxy Statement.

Non-qualified Stock Options. Under current federal tax law, the non-qualified stock options granted under the 2023 Omnibus Incentive Plan will not result in any taxable income to the optionee or any tax deduction to Banner at the time of grant. Upon the exercise of a non-qualified stock option, the excess of the market value of the shares acquired over their exercise price is taxable to the optionee as compensation income and is generally deductible by Banner. The optionee’s tax basis for the shares is the market value of the shares at the time of exercise. Upon a sale of the shares, the optionee will recognize a capital gain (or loss) to the extent of any appreciation (or loss) in value of the shares from the date of exercise to the date of sale, and any such gain (or loss) will qualify as long- term capital gain (or loss) if the applicable capital gain holding period is satisfied.

Incentive Stock Options. Neither the grant nor the exercise of an incentive stock option under the 2023 Omnibus Incentive Plan will result in any federal tax consequences to either the optionee or Banner, although the difference between the market price on the date of exercise and the exercise price is an item of adjustment included for purposes of calculating the optionee’s alternative minimum tax. Except as described below, at the time the optionee sells shares acquired pursuant to the exercise of an incentive stock option, the excess of the sale price over the exercise price will qualify as a long-term capital gain if the applicable holding period is satisfied. If the optionee disposes of the shares within two years of the date of grant or within one year of the date of exercise, an amount equal to the lesser of (a) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (b) the difference between the exercise price and the sale price will be taxed as ordinary income and Banner will be entitled to a deduction in the same amount. The excess, if any, of the sale price over the sum of the exercise price and the amount taxed as ordinary income will qualify as long-term capital gain if the applicable capital gains holding period is satisfied. If the optionee exercises an incentive stock option more than three months after his or her termination of employment, he or she generally is deemed for federal income tax purposes to have exercised a non-qualified stock option. The time frame in which to exercise an incentive stock option is extended in the event of the death, disability or retirement of the optionee.

Restricted Awards. Recipients of restricted awards granted under the 2023 Omnibus Incentive Plan will recognize ordinary income on the date that the shares are no longer subject to a substantial risk of forfeiture, or in the case of restricted stock units, at the time shares of Banner common stock are transferred to the awardee, in each case in an amount equal to the fair market value of the shares on that date. In certain circumstances, a holder of restricted stock (but not restricted stock units) may elect, pursuant to a timely made Section 83(b) election, to recognize ordinary income on the date of the grant of the restricted stock in an amount equal to the fair market value of the shares on the grant date. Upon a subsequent sale of the shares, the holder of restricted stock will recognize capital gain or loss based on the difference between the amount received and the amount previously recognized as ordinary income. If an award agreement provides that an owner of restricted stock or restricted stock units is entitled to receive dividends or a dividend equivalent, then recipients of shares granted under the Plan will also recognize ordinary income equal to their dividend payments when these payments are received.

Stock Appreciation Rights. In general, the grant of a stock appreciation right will not result in income to the recipient or in a tax deduction to Banner. Upon the settlement of a stock appreciation right,

76	BANNER CORPORATION 2023 PROXY STATEMENT

Proposal 4 – Adoption of 2023 Omnibus Incentive Plan    |    Proposed Awards Under the Plan

whether in cash or in shares of Banner stock, the recipient will recognize compensation income equal to the aggregate value of the payment received, and Banner generally will be entitled to an income tax deduction in the same amount.

Performance Awards. In general, the awarding of performance awards will not result in income to the recipient or in a tax deduction to Banner. A participant will recognize compensation income upon the receipt of cash or Banner stock in connection with satisfying the performance award conditions, and Banner will be entitled to an income tax deduction at such time equal to the amount of income recognized by the participant.

Other Share or Cash Awards. In general, other awards of Banner stock or cash will be includible as compensation income to the participant upon receipt, and Banner will be entitled to an income tax deduction at such time equal to the amount of income recognized by the participant.

Proposed Awards Under the Plan

No awards have been proposed under the 2023 Omnibus Incentive Plan as of the date of this Proxy Statement.

Equity Compensation Plan Information

The following table summarizes share and exercise price information regarding our equity compensation plans as of December 31, 2022:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders:	—	—	527,661
Equity compensation plans not approved by security holders:	—	N/A	—
Total	—		527,661

Voting Recommendation

The Board of Directors unanimously recommends that you vote FOR adoption of the Banner Corporation 2023 Omnibus Incentive Plan.

BANNER CORPORATION 2023 PROXY STATEMENT	77

Miscellaneous

Miscellaneous

The Board of Directors is not aware of any business to come before the annual meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

We will bear the cost of solicitation of proxies, and will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Banner’s common stock. In addition to solicitations via the Internet and by mail, our directors, officers and regular employees may solicit proxies personally or by telecopier or telephone without additional compensation. We have engaged Regan & Associates, Inc. to assist in the distribution and solicitation of proxies for a fee of $12,000 (including out-of-pocket expenses). Regan & Associates, Inc. will assist with delivery of proxy materials and will solicit proxies from both street name and registered shareholders.

Banner’s 2022 Annual Report to Shareholders, including financial statements, has been mailed to all shareholders of record as of the close of business on March 23, 2023. Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to us or by accessing our proxy materials online at www.bannerbank.com/proxymaterials. The Annual Report is not to be treated as part of the proxy solicitation material or having been incorporated herein by reference.

A copy of Banner’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC, will be furnished without charge to shareholders of record as of March 23, 2023, upon written request to Sherrey Luetjen, Secretary, Banner Corporation, 10 S. First Avenue, Post Office Box 907, Walla Walla, Washington 99362.

78	BANNER CORPORATION 2023 PROXY STATEMENT

Shareholder Proposals

Shareholder Proposals

Shareholder proposals intended to be presented at our annual meeting to be held in 2024 must be received by us no later than December 20, 2023 to be considered for inclusion in the proxy materials and form of proxy relating to that meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act.

In addition, our Restated Articles of Incorporation provide that in order for business to be brought before the annual meeting, a shareholder must deliver notice to the Secretary not less than 30 nor more than 60 days prior to the date of the annual meeting; provided that if less than 31 days’ notice of the annual meeting is given to shareholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to shareholders. The notice must state the shareholder’s name, address and number of shares of Banner common stock held, and briefly discuss the business to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any interest of the shareholder in the proposal.

Our Restated Articles of Incorporation provide that if a shareholder intends to nominate a candidate for election as a director, the shareholder must deliver written notice of his or her intention to our Secretary not less than 30 days nor more than 60 days prior to the date of the annual meeting of shareholders; provided, however, that if less than 31 days’ notice of the annual meeting is given to shareholders, such written notice must be delivered to our Secretary not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to shareholders. The notice must set forth (1) the name, age, business address and, if known, residence address of each nominee for election as a director, (2) the principal occupation or employment of each nominee, (3) the number of shares of Banner common stock which are beneficially owned by each such nominee, (4) such other information as would be required to be included pursuant to the Securities Exchange Act in a proxy statement soliciting proxies for the election of the proposed nominee, including, without limitation, such person’s written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and (5) as to the shareholder giving such notice (a) his or her name and address as they appear on our books and (b) the class and number of Banner shares which are beneficially owned by such shareholder. In addition, shareholders who intend to solicit proxies in support of director nominees other than Banner’s nominees must also comply with the additional requirements of Rule 14a-19(b).

BY ORDER OF THE BOARD OF DIRECTORS

SHERREY LUETJEN

SECRETARY, BANNER CORPORATION

Walla Walla, Washington

April 18, 2023

BANNER CORPORATION 2023 PROXY STATEMENT	79

Appendix A

BANNER CORPORATION

2023 OMNIBUS INCENTIVE PLAN

Appendix A

Banner Corporation

2023 Omnibus Incentive Plan

ARTICLE I

ESTABLISHMENT, PURPOSE AND DURATION

Section 1.1        Establishment of the Plan.

The Company hereby establishes an incentive compensation plan to be known as the “Banner Corporation 2023 Omnibus Incentive Plan” (the “Plan”), as set forth in this document. The Plan permits the granting of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards, Other Stock-Based Awards and Cash Awards.

The Plan was originally adopted effective as of February 27, 2023 by the Board, and became effective on [May 24, 2023] (the “Effective Date”), the date the Plan was approved by the Company’s shareholders.

As of the Effective Date, this Plan shall be treated as a new plan for purposes of Section 422 of the Code (as defined below), so that an Option granted hereunder on a date that is not more than ten years after the Effective Date, and that is intended to qualify as an Incentive Stock Option under Section 422 of the Code, complies with the requirements of Section 422(b)(2) of the Code and the applicable regulations thereunder.

Section 1.2        Purpose of the Plan.

The purpose of the Plan is to promote the success, and enhance the value, of the Company by linking the personal interests of Employees and Directors with those of Company shareholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Employees and Directors upon whose judgment, interest, and special effort the successful conduct of its operation largely is dependent.

Section 1.3        Duration of the Plan.

Subject to approval by the shareholders of the Company, the Plan shall commence on the Effective Date, as described in Section 1.1, and shall remain in effect, subject to the right of the Board to terminate the Plan at any time pursuant to Article XII. However, in no event may an Award be granted under the Plan on or after the tenth anniversary of the Effective Date.

ARTICLE II

DEFINITIONS

The following definitions shall apply for the purposes of the Plan, unless a different meaning is plainly indicated by the context:

Affiliate means any “parent corporation” or “subsidiary corporation” of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

Award means a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards, Other Stock-Based Awards or Cash Awards.

Award Agreement means a written instrument evidencing an Award under the Plan and establishing the terms and conditions thereof.

BANNER CORPORATION 2023 PROXY STATEMENT	A-1

Appendix A

Beneficiary means the Person designated by a Participant to receive any Shares subject to a Restricted Award made to such Participant that become distributable, to have the right to exercise any Options or Stock Appreciation Rights granted to such Participant that are exercisable, or to receive any cash or Shares paid out under an Award to such Participant where such payout is made following the Participant’s death.

Board means the Board of Directors of the Company and any successor thereto.

Cash Award means an Award pursuant to Article IX.

Change in Control means the first to occur of a “change in the ownership” of the Company, a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of the assets” of the Company, as those phrases are determined under Section 409A.

Code means the Internal Revenue Code of 1986, as amended from time to time.

Committee means the Committee described in Article IV.

Company means Banner Corporation, a Washington corporation, and any successor thereto.

Continuous Service means, unless the Committee provides otherwise in an Award Agreement, that the Participant’s service with the Company or an Affiliate, whether as an Employee or a Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A, this sentence shall only be given effect to the extent consistent with Section 409A. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence.

Director means any individual who is a member of the Board or the board of directors of an Affiliate or an advisory or emeritus director of the Company or an Affiliate who is not currently an Employee.

Disability means a total and permanent disability, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee in good faith, upon receipt of sufficient competent medical advice from one or more individuals, selected by the Committee, who are qualified to give professional medical advice.

Domestic Relations Order means a domestic relations order that satisfies the requirements of Section 414(p)(1)(B) of the Code, or any successor provision, as if such section applied to the applicable Award.

Employee means a full-time or part-time employee of the Company or an Affiliate. Directors who are not otherwise employed by the Company or an Affiliate shall not be considered Employees for purposes of the Plan.

Exchange Act means the Securities Exchange Act of 1934, as amended.

A-2	BANNER CORPORATION 2023 PROXY STATEMENT

Appendix A

Exercise Period means the period during which an Option or Stock Appreciation Right may be exercised.

Exercise Price means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option and on the basis of which the Shares due upon exercise of a Stock Appreciation Right is computed.

Fair Market Value means, with respect to a Share on a specified date:

(a)        If the Shares are listed on any U.S. national securities exchange registered under the Securities Exchange Act of 1934 (“National Exchange”), the closing sales price for such stock (or the closing bid, if no sales were reported) as reported on that exchange on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date;

(b)        If the Shares are not listed on a National Exchange but are traded on the over-the-counter market or other similar system, the mean between the closing bid and the asked price for the Shares at the close of trading in the over-the-counter market or other similar system on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date; and

(c)        In the absence of such markets for the Shares, the Fair Market Value shall be determined in good faith by the Committee.

Notwithstanding anything in the Plan to the contrary, the determination of Fair Market Value shall comply with Section 409A, where necessary for the Award or benefit provided thereunder to comply with Section 409A.

Family Member means with respect to any Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, registered domestic partner (as determined under state law), former spouse, sibling, niece, nephew, mother-in-law, father in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests.

Incentive Stock Option means an Option that is granted to an Employee that is designated by the Committee to be an Incentive Stock Option and that satisfies the requirements of Section 422 of the Code.

Involuntary Separation from Service means a termination by the Company or Affiliate without “cause” as defined in the relevant incentive plan and/or employment agreement, as applicable, provided that such termination must also qualify as an “involuntary separation from service” within the meaning of Treasury Regulations Section 1.409A-1(n).

Non-Qualified Stock Option means an Option that is not an Incentive Stock Option.

Officer means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

BANNER CORPORATION 2023 PROXY STATEMENT	A-3

Appendix A

Option means an Incentive Stock Option or a Non-Qualified Stock Option granted pursuant to Article V.

Option Holder means, at any relevant time with respect to an Option, the person having the right to exercise the Option.

Other Stock-Based Award means an Award granted pursuant to Article IX.

Participant means any Employee or Director who is selected by the Committee to receive an Award.

Performance Award means an Award granted pursuant to Article VIII that is denominated in either shares or cash which entitles a Participant to receive cash, Shares or a combination thereof based on the achievement of one or more pre-established performance goals during a Performance Period.

Performance Period means the period of time as specified by the Committee over which the achievement of performance goals related to Performance Awards is measured.

Period of Restriction means the period during which the entitlement of a Participant under an Award is limited in some way or subject to forfeiture, in whole or in part, based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion.

Person means an individual, a corporation, a partnership, a limited liability company, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

Plan means the Banner Corporation 2023 Omnibus Incentive Plan, as amended from time to time.

Restricted Award means an Award of Restricted Stock or Restricted Stock Units pursuant to Article VII.

Restricted Stock means an award of Shares subject to a Period of Restriction.

Restricted Stock Units means an Award denominated in shares that represents the right to receive cash and/or Shares subject to a Period of Restriction.

Retirement means, subject to the terms of an Award, in the case of an Employee, the termination of a Participant’s employment with the Company and its Affiliates, other than a Termination for Cause, after the Participant has attained the retirement age, as determined by the Committee and set forth in the applicable plan documents unless otherwise approved by the Committee.

Section 409A means Section 409A of the Code and any regulations or guidance of general applicability thereunder.

Share means a share of common stock of the Company.

Stock Appreciation Right means a right granted pursuant to Article VI to receive a payment in Shares or cash measured by the increase in the Fair Market Value of a Share over the Exercise Price of that Stock Appreciation Right.

Stock Appreciation Right Holder means, at any relevant time with respect to a Stock Appreciation Right, the person having the right to exercise the Stock Appreciation Right.

A-4	BANNER CORPORATION 2023 PROXY STATEMENT

Appendix A

Termination for Cause means termination of Continuous Service upon an intentional failure to perform stated duties, a breach of a fiduciary duty involving personal dishonesty which results in material loss to the Company or any of its Affiliates or a willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order which results in material loss to the Company or one of its Affiliates. No act or failure to act on Participant’s part shall be considered willful unless done, or omitted to be done, not in good faith and without reasonable belief that the action or omission was in the best interest of the Company. Notwithstanding the above, if a Participant is subject to a different definition of termination for cause in an employment or severance or similar agreement with the Company or any Affiliate, such other definition shall control.

Vesting Date means, with respect to an Option or a Stock Appreciation Right, the date or dates on which the Option or Stock Appreciation Right is eligible to be exercised, and, with respect to any other Award, the date or dates on which the Award ceases to be forfeitable (e.g., for a Restricted Award, at the end of a Period of Restriction).

ARTICLE III

AVAILABLE SHARES – ELIGIBILITY – PARTICIPATION

Section 3.1        Shares Available Under the Plan.

Subject to adjustment as provided in Section 11.3, the total number of Shares available for grant under the Plan shall be 625,000 (the “Limit”). These Shares may be either authorized but unissued, or Shares that have been reacquired by the Company. Awards that are not settled in Shares shall not be counted against the Limit. Shares representing tandem Stock Appreciation Rights shall for such purpose only be counted as either Shares representing Options outstanding or Stock Appreciation Rights outstanding, but not as both

Section 3.2        Maximum Awards.

The maximum aggregate number of Shares that may be issued pursuant to Options that are Incentive Stock Options is 625,000, subject to adjustment as provided in Section 11.3. Notwithstanding any provision in the Plan to the contrary and subject to adjustment as provided in Section 11.3, the maximum number of Shares subject to Awards granted to a non-employee Director, together with any cash fees paid to the non-employee Director during any calendar year shall not exceed $300,000 (calculating the value of any Awards based on the grant date fair value for financial reporting purposes).

Section 3.3        Substitute Awards.

Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Limit; provided, that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the Incentive Stock Option limit. Subject to applicable stock exchange requirements, available shares under a shareholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under the Plan and shall not count toward the Limit.

Section 3.4        Computation of Shares Issued.

For purposes of this Article III, Shares shall be considered issued pursuant to the Plan only if actually issued upon the exercise of an Award. Any Award subsequently forfeited, in whole or in part,

BANNER CORPORATION 2023 PROXY STATEMENT	A-5

Appendix A

shall not be considered issued. If any Award granted under the Plan is settled in cash, terminates, expires, or lapses for any reason, any Shares subject to such Award again shall be available for the grant of an Award under the Plan. Shares used to pay the Exercise Price of an Option and Shares used to satisfy tax withholding obligations shall not be available for future Awards under the Plan. (For the avoidance of doubt, to the extent that Shares are delivered pursuant to the exercise of an Option or a stock-settled Stock Appreciation Right, the number of underlying Shares as to which the exercise is related shall be counted against the number of Shares available for Awards, as opposed to only counting the Shares issued).

Section 3.5        Eligibility.

Persons eligible to participate in the Plan include all Employees and Directors.

Section 3.6        Actual Participation.

Subject to the provisions of the Plan, the Committee may, from time to time, select from all Employees and Directors, those to whom Awards shall be granted and shall determine the nature, type and amount of each Award. No Employee or Director shall be entitled to be granted an Award under the Plan.

Section 3.7        Minimum Vesting Period.

Notwithstanding any other provision of the Plan to the contrary, Awards granted under the Plan that are payable in Shares shall vest no earlier than the first anniversary of the grant date of the Award, except that this restriction shall not apply to: (a) Substitute Awards, (b) Shares delivered in lieu of fully vested cash Awards, (c) Awards to non-employee Directors (which may vest on the earlier of (i) the one year anniversary of the date of grant or (ii) the next annual meeting of shareholders that occurs prior to such first anniversary, but in any case at least 50 weeks after the date of grant), (d) Awards with respect to a maximum of 5% of the aggregate maximum number of shares specified in Section 3.1, subject to adjustment as provided in Section 11.3, and (e) Awards that may become vested in connection with a termination of Continuous Service on account of death or Disability. Notwithstanding the minimum vesting required by the preceding sentence, the Committee may provide for accelerated vesting or exercisability of an Award, or otherwise act to waive or lapse any restriction on an Award, in connection with a Participant’s death, Disability or Retirement, or in connection with a Change in Control.

ARTICLE IV

ADMINISTRATION

Section 4.1        Committee.

(a)        The Plan shall be administered by a Committee appointed by the Board for that purpose and consisting of not less than two (2) members of the Board. Each member of the Committee shall be a “Non-Employee Director” within the meaning of Rule 16b-3(b)(3)(i) under the Exchange Act or a successor rule or regulation and an “Independent Director” under the corporate governance rules and regulations imposing independence standards on committees performing similar functions promulgated by any national securities exchange or quotation system on which Shares are listed.

(b)        The act of a majority of the members present at a meeting duly called and held shall be the act of the Committee. Any decision or determination reduced to writing and signed by all members shall be as fully effective as if made by unanimous vote at a meeting duly called and held.

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(c)        The Committee’s decisions and determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated.

Section 4.2        Committee Powers.

Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan. The Committee shall have full power except as limited by law or by the charter or by-laws of the Company or by resolutions adopted by the Board, and subject to the provisions of the Plan, to determine the size and types of Awards; to determine the terms and conditions of such Awards in a manner consistent with the Plan; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan’s administration; and (subject to the provisions of Article XI) to amend or otherwise modify the Plan or the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan and, if the Award is subject to Section 409A, does not cause the Plan or the Award to violate Section 409A. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, rule, or regulation, the Committee may delegate its authorities as identified hereunder. All decisions, determinations and other actions of the Committee made or taken in accordance with the terms of the Plan shall be final and conclusive and binding upon all parties having an interest therein.

ARTICLE V

STOCK OPTIONS

Section 5.1        Grant of Options.

(a)        Subject to the limitations of the Plan, the Committee may, in its discretion, grant to a Participant an Option. An Option must be designated as either an Incentive Stock Option or a Non-Qualified Stock Option and, if not designated as either, shall be a Non-Qualified Stock Option. Only Employees may receive Incentive Stock Options.

(b)        Each Option shall be evidenced by an Award Agreement which shall:

(i)          specify the number of Shares covered by the Option;

(ii)         specify the Exercise Price;

(iii)        specify the Exercise Period;

(iv)        specify the Vesting Date; and

(v)         contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.

Section 5.2        Size of Option.

Subject to the restrictions of the Plan, the number of Shares as to which a Participant may be granted pursuant to an Option shall be determined by the Committee, in its discretion.

Section 5.3        Exercise Price.

The price per Share at which an Option may be exercised shall be determined by the Committee, in its discretion; provided, however, that the Exercise Price shall not be less than the Fair Market Value of a

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Share on the date on which the Option is granted. Notwithstanding the foregoing, an Option granted as a Substitute Award may be granted with an Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code (if the Option is an Incentive Stock Option) or Section 409A (if the Option is a Non-Qualified Stock Option).

Section 5.4        Exercise Period.

The Exercise Period during which an Option may be exercised shall commence on the Vesting Date. It shall expire on the earliest of:

(a)        the date specified by the Committee in the Award Agreement;

(b)        unless otherwise determined by the Committee and set forth in the Award Agreement, the last day of the three-month period commencing on the date of the Participant’s termination of Continuous Service, other than a Termination for Cause;

(c)        as of the time and on the date of the Participant’s termination of Continuous Service due to a Termination for Cause; or

(d)        the last day of the ten-year period commencing on the date on which the Option was granted.

An Option that remains unexercised at the close of business on the last day of the Exercise Period shall be canceled without consideration at the close of business on that date.

Section 5.5        Vesting Date.

(a)        The Vesting Date for each Option shall be determined by the Committee and specified in the Award Agreement.

(b)        Subject to Section 3.7: (i) each Option shall vest and therefore become exercisable no earlier than one year after the date on which the Option is granted, whether vesting pursuant to a schedule based on the continued service of the Participant, the achievement of performance or other criteria, or a combination of continued service and achievement; and (ii) the Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event. No Option may be exercised for a fraction of a Share.

(c)        The following provisions apply if an Option Holder terminates Continuous Service prior to the Vesting Date:

(i)         if the Option Holder terminates Continuous Service prior to the Vesting Date for any reason other than death or Disability or a Change in Control, any unvested Option shall be forfeited without consideration;

(ii)        if the Option Holder terminates Continuous Service prior to the Vesting Date on account of death or Disability, the Vesting Date shall be accelerated to the date of the Participant’s termination of Continuous Service; and

(iii)       if a Change in Control occurs prior to the Vesting Date of an Option that is outstanding on the date of the Change in Control, and the Option Holder experiences an Involuntary Separation from Service during the 365-day period following the date of such Change in Control, then

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the Vesting Date for any non-vested portion of the Option shall be accelerated to the date of the Participant’s Involuntary Separation from Service. Notwithstanding the preceding sentence, if at the effective time of the Change in Control the successor to the Company’s business and/or assets does not either assume the outstanding Option or replace the outstanding Option with an award that is determined by the Committee to be at least equivalent in value to such outstanding Option on the date of the Change in Control, then the Vesting Date of such outstanding Option shall be accelerated to the date of the Change in Control.

Section 5.6        Additional Restrictions on Incentive Stock Options.

An Option designated by the Committee to be an Incentive Stock Option shall be subject to the following provisions:

(a)        Notwithstanding any other provision of this Plan to the contrary, no Participant may receive an Incentive Stock Option under the Plan if such Participant, at the time the Option is granted, owns (after application of the rules contained in Section 424(d) of the Code) stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of the Company or its Affiliates, unless (i) the Exercise Price for such Incentive Stock Option is at least 110 percent of the Fair Market Value of the Shares subject to such Incentive Stock Option on the date of grant, and (ii) such Option is not exercisable after the date five (5) years from the date such Incentive Stock Option is granted.

(b)        Each Participant who receives Shares upon exercise of an Option that is an Incentive Stock Option shall give the Company prompt notice of any sale of Shares prior to a date which is two years from the date the Option was granted or one year from the date the Option was exercised. Such sale shall disqualify the Option as an Incentive Stock Option.

(c)        The aggregate Fair Market Value (determined with respect to each Incentive Stock Option at the time such Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company or an Affiliate) shall not exceed $100,000 and the term of the Incentive Stock Option shall not be more than ten years.

(d)        Any Option under this Plan which is designated by the Committee as an Incentive Stock Option but fails, for any reason, to meet the foregoing requirements shall be treated as a Non-Qualified Stock Option.

Section 5.7        Method of Exercise.

(a)        Subject to the limitations of the Plan and the Award Agreement, an Option Holder may, at any time on or after the Vesting Date and during the Exercise Period, exercise his or her right to purchase all or any part of the Shares to which the Option relates; provided, however, that the minimum number of Shares which may be purchased at any time shall be 100, or, if less, the total number of Shares relating to the Option which remain un-purchased. An Option Holder shall exercise an Option to purchase Shares by:

(i)          giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his or her intent to exercise the Option;

(ii)         delivering to the Committee full payment for the Shares as to which the Option is to be exercised; and

(iii)        satisfying such other conditions as may be prescribed in the Award Agreement.

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(b)        The Exercise Price of Shares to be purchased upon exercise of any Option shall be paid in full:

(i)          in cash (by certified or bank check or such other instrument as the Company may accept); or

(ii)         if and to the extent permitted by the Committee, in the form of Shares already owned by the Option Holder as of the exercise date and having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid; or

(iii)        if and to the extent permitted by the Committee, by the Company withholding Shares otherwise issuable upon the exercise having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid; or

(iv)        by a combination thereof.

Payment for any Shares to be purchased upon exercise of an Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price and applicable tax withholding amounts (if any), in which event the Shares acquired shall be delivered to the broker promptly following receipt of payment. Notwithstanding the foregoing, during any period for which the Shares are publicly traded (i.e., the Company’s common stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

(c)        When the requirements of Sections 5.7(a) and (b) have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate or cause Shares to be issued by book-entry procedures, in either event evidencing the Option Holder’s ownership of such Shares. The Person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares with respect to which the Option is exercised, prior to the date the Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which the transfer is affected.

Section 5.8        Limitations on Options.

(a)        An Option by its terms shall not be transferable by the Option Holder other than by will or the laws of descent and distribution, or pursuant to the terms of a Domestic Relations Order, and shall be exercisable, during the life of the Option Holder, only by the Option Holder or an alternate payee designated pursuant to such a Domestic Relations Order (but such transfer shall cause an Incentive Stock Option to become an Non-Qualified Stock Option as of the day of the transfer); provided, however, that a Participant may, at any time at or after the grant of a Non-Qualified Stock Option under the Plan, apply to the Committee for approval to transfer all or any portion of such Non-Qualified Stock Option which is then unexercised to such Participant’s Family Member; and provided further, than an Incentive Stock Option may be transferred to a trust if, under Section 671 of the Code and applicable state law, the Participant is considered the sole beneficial owner of the Incentive Stock Option while it is held by the trust. The Committee may approve or withhold approval of such transfer in its sole and absolute discretion. If such transfer is approved, it shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and actually received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have all of the rights, privileges

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and obligations which would attach thereunder to the Participant. If a privilege of the Option depends on the life, Continuous Service or other status of the Participant, such privilege of the Option for the transferee shall continue to depend upon the life, Continuous Service or other status of the Participant. The Committee shall have full and exclusive authority to interpret and apply the provisions of the Plan to transferees to the extent not specifically addressed herein.

(b)        The Company’s obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option Holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to:

(i)         the admission of such Shares to listing on any stock exchange or trading on any automated quotation system on which Shares may then be listed or traded; or

(ii)        the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

(c)        An Option Holder may designate a Beneficiary to receive any Options that may be exercised after his or her death. Such designation and any change or revocation of such designation shall be made in writing in the form and manner prescribed by the Committee. In the event that the designated Beneficiary dies prior to the Option Holder, or in the event that no Beneficiary has been designated, any Options that may be exercised following the Option Holder’s death shall be transferred to the Option Holder’s estate. If the Option Holder and his or her Beneficiary shall die in circumstances that cause the Committee, in its discretion, to be uncertain which shall have been the first to die, the Option Holder shall be deemed to have survived the Beneficiary.

Section 5.9        Prohibition Against Option Repricing.

Except as provided in Section 11.3 and notwithstanding any other provision of this Plan, neither the Committee nor the Board shall have the right or authority following the grant of an Option pursuant to the Plan to amend or modify the Exercise Price of any such Option, or to cancel the Option at a time when the Exercise Price is greater than the Fair Market Value of the Shares in exchange for another Option or Award or for a cash payment.

ARTICLE VI

STOCK APPRECIATION RIGHTS

Section 6.1        Grant of Stock Appreciation Rights.

(a)        Subject to the limitations of the Plan, the Committee may, in its discretion, grant to a Participant a Stock Appreciation Right. A Stock Appreciation Right must be designated as either a tandem Stock Appreciation Right or a stand-alone Stock Appreciation Right and, if not so designated, shall be deemed to be a stand-alone Stock Appreciation Right. A tandem Stock Appreciation Right may only be granted at the same time as the Option to which it relates. The exercise of a tandem Stock Appreciation Right shall cancel the related Option for a like number of Shares and the exercise of a related Option shall cancel a tandem Stock Appreciation Right for a like number of Shares.

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(b)        Each Stock Appreciation Right shall be evidenced by an Award Agreement which shall:

(i)          specify the number of Shares covered by the Stock Appreciation Right;

(ii)         specify the Exercise Price;

(iii)        specify the Exercise Period;

(iv)        specify the Vesting Date;

(v)         specify that the Stock Appreciation Right shall be settled in cash or Shares, or a combination of cash and Shares; and

(vi)        contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.

The terms and conditions of any Stock Appreciation Right shall not include provisions that provide for the deferral of compensation other than the recognition of income until the exercise of the Stock Appreciation Right (so that the Stock Appreciation Right will not be subject to Section 409A).

Section 6.2        Size of Stock Appreciation Right.

Subject to the restrictions of the Plan, the number of Shares as to which a Participant may be granted pursuant to a Stock Appreciation Right shall be determined by the Committee, in its discretion.

Section 6.3        Exercise Price.

The price per Share at which a Stock Appreciation Right may be exercised shall be determined by the Committee, in its discretion; provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Stock Appreciation Right is granted. Notwithstanding the foregoing, a Stock Appreciation Right granted as a Substitute Award may be granted with an Exercise Price lower than that set forth in the preceding sentence if the Stock Appreciation Right is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A.

Section 6.4        Exercise Period.

The Exercise Period during which a Stock Appreciation Right may be exercised shall commence on the Vesting Date. It shall expire on the earliest of:

(a)        the date specified by the Committee in the Award Agreement;

(b)        unless otherwise determined by the Committee or set forth in the Award Agreement, the last day of the three-month period commencing on the date of the Participant’s termination of Continuous Service, other than a Termination for Cause;

(c)        as of the time and on the date of the Participant’s termination of Continuous Service due to a Termination for Cause; or

(d)        the last day of the ten-year period commencing on the date on which the Stock Appreciation Right was granted.

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A Stock Appreciation Right that remains unexercised at the close of business on the last day of the Exercise Period shall be canceled without consideration at the close of business on that date.

Section 6.5        Vesting Date.

(a)        The Vesting Date for each Stock Appreciation Right Award shall be determined by the Committee and specified in the Award Agreement.

(b)        Subject to Section 3.7: (i) each Stock Appreciation Right shall vest and therefore become exercisable no earlier than one year after the date on which the Stock Appreciation Right is granted; and (ii) the Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event. No Stock Appreciation Right may be exercised for a fraction of a Share.

(c)        The following provisions apply if a Stock Appreciation Rights Holder terminates Continuous Service prior to the Vesting Date:

(i)          if the Stock Appreciation Right Holder terminates Continuous Service prior to the Vesting Date for any reason other than death, Disability or a Change in Control, any unvested Award shall be forfeited without consideration;

(ii)         if the Stock Appreciation Right Holder terminates Continuous Service prior to the Vesting Date on account of death or Disability, the Vesting Date shall be accelerated to the date of the Participant’s termination of Continuous Service; and

(iii)        if a Change in Control occurs prior to the Vesting Date of a Stock Appreciation Right that is outstanding on the date of the Change in Control, and the Stock Appreciation Right Holder experiences an Involuntary Separation from Service during the 365-day period following the date of such Change in Control, then the Vesting Date for any non-vested portion of the Stock Appreciation Right shall be accelerated to the date of the Participant’s Involuntary Separation from Service. Notwithstanding the preceding sentence, if at the effective time of the Change in Control the successor to the Company’s business and/or assets does not either assume the outstanding Stock Appreciation Right Award or replace the outstanding Stock Appreciation Right Award with an award that is determined by the Committee to be at least equivalent in value to such outstanding Stock Appreciation Right Award on the date of the Change in Control, then the Vesting Date of such outstanding Stock Appreciation Right Award shall be accelerated to the date of the Change in Control.

Section 6.6        Method of Exercise.

(a)        Subject to the limitations of the Plan and the Award Agreement, a Participant may, at any time on or after the Vesting Date and during the Exercise Period, exercise his or her Stock Appreciation Right as to all or any part of the Shares to which the Stock Appreciation Right relates; provided, however, that the minimum number of Shares as to which a Stock Appreciation Right may be exercised shall be 100, or, if less, the total number of Shares relating to the Stock Appreciation Right which remain unexercised. A Stock Appreciation Right Holder shall exercise a Stock Appreciation Right by:

(i)         giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his or her intent to exercise the Stock Appreciation Right; and

(ii)        satisfying such other conditions as may be prescribed in the Award Agreement.

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(b)        When the requirements of Section 6.6(a) have been satisfied, the Committee shall take such action as is necessary to cause the remittance to the Stock Appreciation Right Holder (or, in the event of his or her death, his or her Beneficiary) of cash or a number of Shares (as determined by the Committee in its sole discretion) with an aggregate Fair Market Value equal to the excess (if any) of (i) the Fair Market Value of a Share on the date of exercise over (ii) the Exercise Price per Share, times the number of Stock Appreciation Rights exercised. The Person exercising the Stock Appreciation Right shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, if any, with respect to which the Stock Appreciation right is exercised, prior to the date the Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which the transfer is affected.

Section 6.7        Limitations on Stock Appreciation Rights.

(a)        A Stock Appreciation Right by its terms shall not be transferable by the Stock Appreciation Right Holder other than by will or the laws of descent and distribution, or pursuant to the terms of a Domestic Relations Order, and shall be exercisable, during the life of the Stock Appreciation Right Holder, only by the Stock Appreciation Right Holder or an alternate payee designated pursuant to such a Domestic Relations Order; provided, however, that a Participant may, at any time at or after the grant of a Stock Appreciation Right under the Plan, apply to the Committee for approval to transfer all or any portion of such Stock Appreciation Right which is then unexercised to such Participant’s Family Member. The Committee may approve or withhold approval of such transfer in its sole and absolute discretion. If such transfer is approved, it shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and actually received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Stock Appreciation Right, all of the rights, privileges and obligations which would attach thereunder to the Participant. If a privilege of the Stock Appreciation Right depends on the life, Continuous Service or other status of the Participant, such privilege of the Stock Appreciation Right for the transferee shall continue to depend upon the life, Continuous Service or other status of the Participant. The Committee shall have full and exclusive authority to interpret and apply the provisions of the Plan to transferees to the extent not specifically addressed herein.

(b)        The Company’s obligation to deliver Shares with respect to a Stock Appreciation Right shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Stock Appreciation Right Holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to:

(i)         the admission of such Shares to listing on any stock exchange or trading on any automated quotation system on which Shares may then be listed or traded; or

(ii)        the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

(c)        A Stock Appreciation Right Holder may designate a Beneficiary to receive any Stock Appreciation Right that may be exercised after his or her death. Such designation and any change or revocation of such designation shall be made in writing in the form and manner prescribed by the

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Committee. In the event that the designated Beneficiary dies prior to the Stock Appreciation Right Holder, or in the event that no Beneficiary has been designated, any Stock Appreciation Rights that may be exercised following the Stock Appreciation Right Holder’s death shall be transferred to the Stock Appreciation Right Holder’s estate. If the Stock Appreciation Right Holder and his or her Beneficiary shall die in circumstances that cause the Committee, in its discretion, to be uncertain which shall have been the first to die, the Stock Appreciation Right Holder shall be deemed to have survived the Beneficiary.

Section 6.8        Prohibition Against Stock Appreciation Right Repricing.

Except as provided in Section 11.3 and notwithstanding any other provision of this Plan, neither the Committee nor the Board shall have the right or authority following the grant of a Stock Appreciation Right pursuant to the Plan to amend or modify the Exercise Price of any such Stock Appreciation Right, or to cancel the Stock Appreciation Right at a time when the Exercise Price is greater than the Fair Market Value of the Shares in exchange for another Stock Appreciation Right or Award or a cash payment.

ARTICLE VII

RESTRICTED AWARDS

Section 7.1        In General.

(a)        Each Restricted Award shall be evidenced by an Award Agreement which shall specify:

(i)          the number of shares of Restricted Stock or Restricted Stock Units covered by the Restricted Award;

(ii)         the amount, if any, which the Participant shall be required to pay to the Company in consideration for the issuance of such Restricted Stock or Restricted Stock Units;

(iii)        the date of grant of the Restricted Award;

(iv)        the Period of Restriction for the Restricted Award (including the performance conditions, if any, which must be satisfied in order for the Vesting Date to occur);

(v)         as to Restricted Stock, the rights of the Participant with respect to dividends, voting rights and other rights and preferences associated with such Shares; and

(vi)        as to Restricted Stock Units, the rights of the Participant with respect to attributes of the Restricted Stock Units which are the equivalent of dividends and other rights and preferences associated with Shares and the circumstances pursuant to which Restricted Stock Units shall be converted to Shares.

Restricted Awards may contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.

Restricted Stock Units shall be settled (paid) at such time as is specified in the Restricted Stock Unit Award. Unless otherwise specified in the Award, when and if Restricted Stock Units become payable, a Participant having received the grant of such units shall be entitled to receive payment from the Company in cash, Shares or a combination thereof, as determined by the Committee in its sole discretion.

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As to Restricted Stock Units, the terms of the Award shall either result in the Restricted Stock Units not being subject to Section 409A or, if the Restricted Stock Units are subject to Section 409A, include terms that cause the Restricted Stock Units to comply with Section 409A.

(b)        All Awards consisting of Restricted Stock shall be in the form of issued and outstanding Shares that shall be registered in the name of the Participant, subject to written transfer restriction instructions issued to the Company’s stock transfer agent, together with an irrevocable stock power executed by the Participant in favor of and held by the Committee or its designee, pending the vesting or forfeiture of the Restricted Award. The Shares shall at all times prior to the applicable Vesting Date be subject to the following restriction, communicated in writing to the Company’s stock transfer agent:

These shares of common stock are subject to the terms of an Award Agreement between Banner Corporation and [Name of Participant] dated [Award Date] made pursuant to the terms of the Banner Corporation 2023 Omnibus Incentive Plan, copies of which are on file at the executive offices of Banner Corporation and may not be sold, encumbered, hypothecated or otherwise transferred, except in accordance with the terms of such Plan and Award Agreement.

or such other restrictive communication or legend as the Committee, in its discretion, may specify.

(c)        Unless otherwise set forth in the Award Agreement, a Restricted Award by its terms shall not be transferable by the Participant other than by will or by the laws of descent and distribution, or pursuant to the terms of a Domestic Relations Order; provided, however, that a Participant may, at any time at or after the grant of a Restricted Award, apply to the Committee for approval to transfer all or any portion of such Restricted Award which is then unvested to such Participant’s Family Member. The Committee may approve or withhold approval of such transfer in its sole and absolute discretion. If such transfer is approved, it shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and actually received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Restricted Award, all of the rights, privileges and obligations which would attach thereunder to the Participant. If a privilege of the Restricted Award depends on the life, Continuous Service or other status of the Participant, such privilege of the Restricted Award for the transferee shall continue to depend upon the life, Continuous Service or other status of the Participant. The Committee shall have full and exclusive authority to interpret and apply the provisions of the Plan to transferees to the extent not specifically addressed herein.

Section 7.2        Size of Restricted Award.

Subject to the restrictions of the Plan, the number of Shares as to which a Participant may be granted pursuant to a Restricted Award shall be determined by the Committee, in its discretion.

Section 7.3        Vesting Date.

(a)        The Period of Restriction and Vesting Date for each Restricted Award shall be determined by the Committee and specified in the Award Agreement.

(b)        Subject to Section 3.7: (i) the Period of Restriction shall end no earlier than one year after the date a Restricted Award is granted, and (ii) any Restricted Award that vests based on the achievement of performance or other criteria shall vest no earlier than one year after the date on which the Restricted Award is granted.

A-16	BANNER CORPORATION 2023 PROXY STATEMENT

Appendix A

(c)        The following provisions shall apply if a Participant holding a Restricted Award terminates Continuous Service prior to the Vesting Date:

(i)          if the Participant terminates Continuous Service prior to the Vesting Date for any reason other than death, Disability or a Change in Control, any unvested Restricted Award shall be forfeited without consideration; provided, however that with the exception of a Termination for Cause, the Committee, in its sole discretion, shall have the right to reduce, eliminate, or otherwise modify the Period of Restriction with respect to Restricted Stock or Restricted Stock Units following termination of Continuous Service for any reason, upon such terms and provisions as it deems proper, but subject to Section 3.7;

(ii)         if the Participant terminates Continuous Service prior to the Vesting Date on account of death or Disability, the Vesting Date shall be accelerated to the date of termination of the Participant’s Continuous Service; and

(iii)        if a Change in Control occurs prior to the Vesting Date of a Restricted Award that is outstanding on the date of the Change in Control, and the Participant experiences an Involuntary Separation from Continuous Service during the 365-day period following the date of such Change in Control, then the Vesting Date for any non-vested Restricted Award shall be accelerated to the date of the Participant’s Involuntary Separation from Service. Notwithstanding the preceding sentence, if at the effective time of the Change in Control the successor to the Company’s business and/or assets does not either assume the outstanding Restricted Award or replace the outstanding Restricted Award with an award that is determined by the Committee to be at least equivalent in value to such outstanding Restricted Award on the date of the Change in Control, then the Vesting Date of such outstanding Restricted Award shall be accelerated to the date of the Change in Control.

Section 7.4        Dividend Rights.

(a)        With respect to each Participant granted Restricted Stock, during the Period of Restriction, any cash dividends and stock dividends with respect to the Shares of Restricted Stock shall be withheld by the Company for the Participant’s account. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in Shares having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such Share is forfeited, the Participant shall have no right to such dividends.

(b)        Participants shall have no rights to dividends or other distributions paid on the Shares underlying Restricted Stock Units other than dividends and distributions with a record date on or after the date on which the Shares are issued to the Participant in settlement of the Restricted Stock Unit. The Committee may provide for dividend equivalent units in the Award Agreement for the Participant’s Restricted Stock Unit. Any such dividend equivalents units credited to a Participant’s account and attributable to any particular Restricted Stock Unit shall be distributed in cash or, at the discretion of the Committee, in Shares having a Fair Market Value equal to the amount of such dividend equivalent units (and earnings, if applicable) to the Participant only following the Period of Restriction and upon settlement of such Restricted Stock Unit and, if such Restricted Stock Unit is forfeited, the Participant shall have no right to such dividend equivalents.

BANNER CORPORATION 2023 PROXY STATEMENT	A-17

Appendix A

Section 7.5        Voting Rights.

(a)        Unless otherwise specified in the Award Agreement, a Participant who is awarded Restricted Stock hereunder may exercise full voting rights with respect to those Shares including during the Period of Restriction.

(b)        A Participant shall have no voting rights with respect to any Shares underlying Restricted Stock Units unless and until such Shares are issued to the Participant in settlement of the Restricted Stock Unit.

Section 7.6        Designation of Beneficiary.

A Participant who has received a Restricted Award may designate a Beneficiary to receive any unvested Restricted Stock or Shares distributed in satisfaction of any unvested Restricted Stock Units that become vested on the date of the Participant’s death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the Beneficiary designated by a Participant dies prior to the Participant, or in the event that no Beneficiary has been designated, any vested Shares that become available for distribution on the Participant’s death shall be paid to the executor or administrator of the Participant’s estate.

Section 7.7        Manner of Distribution of Awards.

The Company’s obligation to deliver Shares with respect to a Restricted Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant or Beneficiary to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange or trading on any automated quotation system on which Shares may then be listed or traded, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

ARTICLE VIII

PERFORMANCE Awards

Section 8.1        Grant of Performance Awards.

Subject to the limitations set forth in Sections 3.1 and 3.2 and the other terms of the Plan, the Committee, at any time and from time to time, may grant Performance Awards, in accordance with this Article VIII.

Section 8.2        Size of Performance Award.

Subject to the restrictions of the Plan, the number of Shares as to which a Participant may be granted pursuant to a Performance Award shall be determined by the Committee, in its discretion.

Section 8.3        Award Agreement.

Each Performance Award shall be evidenced by an Award Agreement, including governing provisions such as (but not limited to): (i) the target and maximum amount payable to the Participant

A-18	BANNER CORPORATION 2023 PROXY STATEMENT

Appendix A

pursuant to the Award; (ii) the performance goals and level of achievement versus these goals that shall determine the amount of such payment; (iii) subject to Section 3.7, the Performance Period as to which performance shall be measured for determining the amount of any payment; (iv) the form and timing of any payment earned by virtue of performance (which must comply with, or be exempt from, Section 409A); (v) whether and the extent to which Participants holding Performance Awards that are denominated in Shares will receive dividends or dividend equivalents with respect to dividends declared with respect to the Shares; provided, however, that any dividends or dividend equivalents shall be withheld by the Company for the Participant’s account during the Period of Restriction to be distributed to the Participant in cash or, at the discretion of the Committee, in Shares having a Fair Market Value equal to the amount of such dividends or dividend equivalents, if applicable, following the Period of Restriction and if the Performance Award is forfeited, the Participant shall have no right to such dividends or dividend equivalents; (vi) restrictions on the alienation or transfer of the Award prior to actual payment and restrictions on the sale or transfer of Shares following actual payment of an Award paid in Shares; (vii) forfeiture provisions; (viii) subject to Section 3.7, whether the Award shall become payable upon an Involuntary Separation from Service within a specified period following a Change in Control, and in such event the amount of the Performance Award benefit (and if the Award is so payable, whether the Award will vest on a pro rata basis based on target performance), and (ix) such further terms and conditions, in each case not inconsistent with the Plan, as may be determined from time to time by the Committee. No Performance Award may provide for voting rights with respect to the underlying Shares, and any such provision shall be null and void.

Section 8.4        Performance Goals.

Performance goals established by the Committee shall relate to Company- or Affiliate-wide, group or individual performance, and be based upon such measures as are determined by the Committee. Multiple performance goals may be used and the components of multiple performance goals may be given the same or different weighting in determining the amount of a Performance Award earned, and may relate to absolute performance or relative performance measured against other groups, individuals or entities.

Section 8.5        Discretionary Adjustments.

Notwithstanding satisfaction of any performance goals, the amount paid under a Performance Award on account of either financial performance or personal performance evaluations may be reduced by the Committee on the basis of such further considerations as the Committee shall determine, if so provided in the terms of the Award.

Section 8.6        Payment of Awards.

Following the conclusion of each Performance Period (or earlier if so provided in the Award Agreement or otherwise determined by the Committee), the Committee shall determine the extent to which performance goals have been attained, and the satisfaction of any other terms and conditions with respect to a Performance Award relating to such Performance Period. The Committee shall determine what, if any, payment is due with respect to a Performance Award and whether such payment shall be made in cash, Shares or a combination thereof. Payment shall be made in a lump sum within 60 days after the Committee determines that a payment is due (or at such other time as provided for in the Performance Award that qualifies as a short-term deferral that is exempt from Section 409A).

BANNER CORPORATION 2023 PROXY STATEMENT	A-19

Appendix A

Section 8.7        Termination of Continuous Service Due to Death, Disability, Retirement or Following a Change in Control.

Unless provided otherwise in the Participant’s Award Agreement evidencing his or her Performance Award, if the Continuous Service of a Participant shall terminate before the end of a Performance Period by reason of death, Disability or Retirement, then to the extent it is determined by the Committee following the end of the Performance Period in accordance with Section 8.6 that the performance goals have been attained, the Participant shall be entitled to a pro rata payment based on the number of months’ Continuous Service during the Performance Period but based on the achievement of performance goals during the entire Performance Period; payment under these circumstances shall be made at the time payments are made to Participants who did not terminate Continuous Service during the Performance Period, subject to Section 8.6. In addition, a Performance Award shall not be cancelled if and to the extent the Award Agreement provides for a payment due to an Involuntary Separation from Service following a Change in Control. This Section 8.7 shall also apply if at the effective time of the Change in Control the successor to the Company’s business and/or assets does not either assume the outstanding Award or replace the outstanding Award with an award that is determined by the Committee to be at least equivalent in value to such outstanding Award on the date of the Change in Control, except that the determination shall be made by the Committee prior to the date of the Change in Control and based on the achievement of performance goals during the Performance Period prior to the date of the Change in Control and payments will be made to Participants as soon as reasonably practicable following the Change in Control.

Section 8.8        Termination of Continuous Service for Other Reasons.

Unless provided otherwise in the Participant’s Award Agreement evidencing his or her Performance Award, if the Continuous Service of a Participant shall terminate before the end of a Performance Period for any other reason than described in Section 8.7, all of the Participant’s outstanding Performance Awards shall be cancelled.

Section 8.9        Nontransferablity.

Except as otherwise provided in the Participant’s Award Agreement evidencing his or her Performance Award, Performance Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than upon the Participant’s death, to the Participant’s Beneficiary or, if no Beneficiary has been designated by the Participant, by will or by the laws of descent and distribution. Further, except as otherwise provided in the Award Agreement evidencing a Participant’s Performance Award, the Participant’s rights under the Plan shall inure during his or her lifetime only to such Participant.

ARTICLE IX

OTHER STOCK-BASED AWARDS AND CASH AWARDS

Section 9.1        Other Stock-Based Awards.

The Committee may, subject to the limitations of this Plan, grant to any Participant such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares or factors that may influence the value of Shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights for Shares, awards with value and payment contingent upon performance of the Company or any Affiliate or business unit thereof, or any other factors designated by the Committee, and awards valued by reference to the book value of Shares or the value of securities of, or

A-20	BANNER CORPORATION 2023 PROXY STATEMENT

Appendix A

the performance of specified Affiliates or other business units of the Company (“Other Stock-Based Awards”). The Committee shall determine the terms and conditions of such Other Stock-Based Awards, including, without limitation, the number of underlying Shares, the purchase price, if any, vesting (which will be subject to Section 3.7 and may, but need not, be subject to achievement of specified performance criteria, or conditioned upon a Change in Control, or a Change in Control followed by an Involuntary Separation from Service, if any (but provided that (i) vesting that is based on achievement of any performance goals will only occur in connection with a Change in Control or a Change in Control followed by an Involuntary Separation from Service to the extent the performance goals were achieved prior to the date of the Change in Control or, as applicable, the date of the Involuntary Separation from Service following the Change in Control and (ii) any vesting in connection with a Change in Control will only occur if at the effective time of the Change in Control the successor to the Company’s business and/or assets does not either assume the outstanding Award or replace the outstanding Award with an award that is determined by the Committee to be at least equivalent in value to such outstanding Award on the date of the Change in Control), forfeiture and transferability.

Section 9.2        Cash Awards.

Subject to the limitations of Section 3.2, the Committee may grant cash awards (“Cash Awards”) to any Participant. The Committee shall determine the terms and conditions of such Cash Awards, including, without limitation, performance criteria which must be satisfied for a Performance Period and any vesting conditions.

ARTICLE X

ADDITIONAL TAX PROVISION

Section 10.1        Tax Withholding Rights.

The Company shall have the power and the right to deduct or withhold, or require a Person to remit to the Company, an amount sufficient to satisfy Federal, state and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any grant, exercise or payment made under or as a result of the Plan. In this regard, where any Person is entitled to receive Shares, the Company shall have the right to require such Person to pay to the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.

ARTICLE XI

AMENDMENT AND TERMINATION

Section 11.1        Termination

The Board may suspend or terminate the Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee. Unless sooner terminated, the Plan shall terminate automatically on the tenth anniversary of the Effective Date. In the event of any suspension or termination of the Plan, all Awards previously granted under the Plan that are outstanding on the date of such suspension or termination of the Plan shall remain outstanding and exercisable for the period and on the terms and conditions set forth in the Award Agreements evidencing such Awards.

Section 11.2        Amendment.

The Board may amend or revise the Plan in whole or in part at any time; provided, however, that, to the extent required to comply with the corporate governance standards imposed under the listing or

BANNER CORPORATION 2023 PROXY STATEMENT	A-21

Appendix A

trading requirements imposed by any national securities exchange or automated quotation system on which the Company lists or seeks to list or trade Shares, no such amendment or revision shall be effective if it amends a material term of the Plan unless approved by the holders of a majority of the votes cast on a proposal to approve such amendment or revision.

Section 11.3        Adjustments in the Event of Business Reorganization.

In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, exchange of Shares or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of:

(i)          the maximum number of Shares (or the maximum number and kind of other securities) subject to all Awards stated in Section 3.1, including the maximum number and kind of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3.2;

(ii)         the number and kind of securities that may be delivered or deliverable in respect of outstanding Awards; and

(iii)        the Exercise Price of Options and Stock Appreciation Rights and any other equitable adjustments to the price per Share subject to any other outstanding Awards.

In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including, without limitation, cancellation of Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution of Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Affiliate or the financial statements of the Company or any Affiliate, or in response to changes in applicable laws, regulations, or accounting principles.

ARTICLE XII

MISCELLANEOUS

Section 12.1        Status as an Employee Benefit Plan.

This Plan is not intended to satisfy the requirements for qualification under Section 401(a) of the Code or to satisfy the definitional requirements for an “employee benefit plan” under Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

Section 12.2        No Right to Continued Service.

Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or Committee with respect to the Plan shall be held or construed to confer upon any Participant any right to a continuation of his or her position as an Employee or a Director. The Company reserves the right to remove any participating member of the Board or dismiss any Participant or otherwise deal with any Participant to the same extent as though the Plan had not been adopted.

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Appendix A

Section 12.3        Construction of Language.

Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or Section number shall refer to an Article or Section of this Plan unless otherwise indicated.

Section 12.4        Severability.

In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

Section 12.5        Governing Law.

The Plan shall be construed, administered and enforced according to the laws of the State of Washington without giving effect to the conflict of laws principles thereof. The federal and state courts located in King County, Washington shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Award granted under this Plan, the Participant, and any other person claiming any rights under the Plan, agrees to submit himself, and any such legal action as he shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 12.6        Headings.

The headings of Articles and Sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

Section 12.7        Non-Alienation of Benefits.

The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts.

Section 12.8        Notices.

Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or three (3) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

(a)        If to the Committee:

Banner Corporation

10 South First Avenue

Walla Walla, Washington 99362

Attention: Corporate Secretary

(b)        If to a Participant, to such person’s address as shown in the Company’s records.

BANNER CORPORATION 2023 PROXY STATEMENT	A-23

Appendix A

Section 12.9        Approval of Shareholders.

The Plan shall be subject to approval by the Company’s shareholders within twelve (12) months before or after the date the Board adopts the Plan.

Section 12.10        Clawback.

All Awards (whether vested or unvested) shall be subject to such clawback (recovery) as may be required to be made pursuant to law, rule, regulation or stock exchange listing requirement or any policy of the Company adopted pursuant to any such law, rule, regulation or stock exchange listing requirement.

Section 12.11        Compliance with Section 409A.

The Company intends for this Plan and all Awards to satisfy applicable provisions of the Code, including Section 409A, either by meeting an exemption or through direct compliance, and to that end this Plan and all Award Agreements will be interpreted in accordance with Section 409A, and will be deemed to incorporate by reference, to the extent needed and permissible, the terms and conditions necessary to avoid adverse consequences under Section 409A. With respect to any amount payable under an Award that constitutes a deferral of compensation within the meaning of Section 409A, the Plan is intended to comply with Section 409A, and the Plan shall be administered, construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereunder is subject to Section 409A, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A, except as otherwise determined by the Committee. In the case of amounts not intended to be deferrals of compensation subject to Section 409A, payment or settlement of amounts under such Awards shall occur not later than March 15 of the year following the year in which the Participant has a legally-binding right to payment or settlement (or such later time as permitted under Section 409A that does not cause the amount to be considered a deferral of compensation for purposes of Section 409A, or at such other time that complies with Section 409A). In the case of amounts intended to be deferrals of compensation subject to Section 409A, if the amount is subject to a deferral election by the Participant, the initial deferral election shall be made and become irrevocable no later than December 31 of the year immediately preceding the year in which the Participant first performs services related to such compensation, provided that the timing of such initial deferral election may be later as provided in Section 409A with respect to initial participation in the Plan and for “performance-based compensation” as defined under Section 409A. If an amount that is subject to Section 409A becomes payable under an Award as a result of the Participant’s “separation from service” (as defined under Section 409A) other than due to death, and the Participant is a “specified employee” (as defined under Section 409A), then payment of such amount shall not occur until six (6) months and a day after the date of Participant’s “separation from service” except as permitted under Section 409A.

A-24	BANNER CORPORATION 2023 PROXY STATEMENT

SKU: 001CSN53BF

Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card.
Online Go to www.investorvote.com/BANR or scan the QR code – login details are located in the shaded bar below
Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals – The Board of Directors recommends a vote FOR all the nominees listed, and FOR Proposals 2, 3 and 4.
1.	Election of Directors:
		For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
	01 - Margot J. Copeland (for one-year term)	☐	☐	☐	02 - Mark J. Grescovich (for one-year term)	☐	☐	☐	03 - David A. Klaue (for one-year term)	☐	☐	☐
	04 - Paul J. Walsh (for one-year term)	☐	☐	☐

		For	Against	Abstain			For	Against	Abstain
2.	Advisory approval of the compensation of Banner Corporation’s named executive officers.	☐	☐	☐	3.	Ratification of the Audit Committee’s appointment of Moss Adams LLP as the independent registered public accounting firm for the year ending December 31, 2023.	☐	☐	☐

4.	Adoption of the Banner Corporation 2023 Omnibus Incentive Plan.	☐	☐	☐

B	Authorized Signatures – This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /

1 P C F

The 2023 Annual Meeting of Shareholders of Banner Corporation will be held on

Wednesday, May 24, 2023, 10:00 a.m., Pacific Time, virtually via the internet at www.meetnow.global/MLDTADP.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

We encourage you to access the meeting prior to the start time. If you need further assistance you may call 1-888-724-2416 (US) or

1-781-575-2748 (outside the US).

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders.

The material is available at: www.bannerbank.com/proxymaterials.

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

2023 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting – May 24, 2023

The above-signed hereby appoints Roberto Herencia and Sherrey Luetjen, and each of them, with full powers of substitution to act as attorneys and proxies for the above-signed, to vote all shares of common stock of Banner Corporation (“Banner”) which the above-signed is entitled to vote at the annual meeting of shareholders, to be held virtually on May 24, 2023, at 10:00 a.m., Pacific Time, and at any and all adjournments thereof, as indicated.

This proxy also provides voting instructions to the Trustees of the Banner Corporation 401(k) Plan for participants with shares allocated to their accounts.

This proxy will be voted as directed, but if no instructions are specified, this proxy will be voted FOR the election of our director nominees, and FOR Proposals 2, 3 and 4. If any other business is presented at the annual meeting, this proxy will be voted by the proxies named above in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the annual meeting. This proxy also confers discretionary authority to the proxies named above to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve, matters incident to the conduct of the annual meeting and such other business as may properly come before the meeting.

Should the above-signed be virtually present and elect to vote at the annual meeting or at any adjournment thereof and after notification to the Secretary of Banner at the annual meeting of the shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The above-signed acknowledges receipt from Banner prior to the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement dated on or about April 18, 2023 and the 2022 Annual Report to Shareholders.

(Items to be voted appear on reverse side)

C	Non-Voting Items

Change of Address – Please print new address below.	Comments – Please print your comments below.